UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Brookdale Senior Living Inc.
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2024

Notice of Annual Meeting

of Stockholders & Proxy Statement

April 29, 2024

Dear Fellow Stockholders:

On behalf of the Board of Directors, I am pleased to invite all of our stockholders to the 2024 Annual Meeting of Stockholders of Brookdale Senior Living Inc. (the “2024 Annual Meeting” or the “Annual Meeting”). The meeting will be held on Tuesday, June 18, 2024 at 10:00 a.m. Central time at our principal executive offices located at 111 Westwood Place, Brentwood, Tennessee. A notice of the 2024 Annual Meeting and a proxy statement containing information about the matters to be acted upon are included with this letter.

2023 was a pivotal year for Brookdale’s continued recovery from the pandemic. As a result of the right plans and initiatives, followed by strong operational performance, Brookdale delivered full-year RevPAR growth of more than 11% and, as of year-end, weighted average occupancy had grown a total of nearly 900 basis points from the start of the pandemic recovery.

The Board is confident in Brookdale’s ability to maintain sustainable forward progress and quality business outcomes, while continuing to support consistent and high-quality resident experience. We are focused on priorities that will foster robust long-term growth and capitalize on positive trends in demand demographics, customer preferences, and lower new supply in the industry, while using our unique Brookdale differentiators and scale to our advantage.

Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Please promptly vote your shares by submitting your proxy by telephone or Internet or by completing, signing, dating, and returning your proxy card or voting instruction form.

We thank you for your continued investment in Brookdale.

Very truly yours,

Guy P. Sansone

Chairman of the Board of Directors

Brookdale Senior Living Inc.

Notice of 2024 Annual Meeting of Stockholders

April 29, 2024

The 2024 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting” or the “2024 Annual Meeting”) of Brookdale Senior Living Inc. (“Brookdale” or the “Company”) will be held on Tuesday, June 18, 2024 at 10:00 a.m. Central time at the Company’s principal executive offices located at 111 Westwood Place, Brentwood, Tennessee for the purpose of voting on the following proposals:

1.

To elect eight director nominees to the Company’s Board of Directors (the “Board of Directors” or the “Board”), each to serve for a one-year term expiring at the 2025 annual meeting of stockholders (the “2025 Annual Meeting”);

2.	To approve, on an advisory basis, the Company’s named executive officer compensation;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024;

4.	To approve the Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The close of business on April 22, 2024 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. We are making this Notice of 2024 Annual Meeting and proxy statement first available on or about April 29, 2024.

Your vote is important. Unless you attend the Annual Meeting and vote in person, please vote as soon as possible by one of the methods shown below. Be sure to have your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials in hand and follow the below instructions:

By Phone - You can vote your shares by calling (844) 326-5741 toll free through 11:59 p.m. Eastern time on June 17, 2024

By Internet - You can vote your shares online at www.proxypush.com/BKD through 11:59 p.m. Eastern time on June 17, 2024

By Mail - You can complete, sign, date, and return your proxy card or voting instruction form in the postage-paid envelope provided

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2024: This proxy statement and our 2023 Annual Report to Stockholders (the “2023 Annual Report”) are available at www.proxydocs.com/BKD.

By Order of the Board of Directors

Chad C. White

Executive Vice President, General Counsel and Secretary

Brookdale Senior Living Inc.

2024 Proxy Statement

2024 PROXY STATEMENT	i

Cautionary Note Regarding Forward-Looking Statements

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this proxy statement and accompanying Chairman’s letter constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company’s intent, belief, or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “could,” “would,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “project,” “predict,” “continue,” “plan,” “target,” or other similar words or expressions, and include statements regarding the Company’s expected financial and operational results. These forward-looking statements are based on certain assumptions and expectations, and the Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on the Company’s operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, those risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management’s views as of the date of this proxy statement. The Company cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained in this proxy statement to reflect any change in the Company’s expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based.

ii

Proxy Statement Summary

Information about the Annual Meeting

Whether or not you expect to attend the Annual Meeting, we strongly encourage you to vote as soon as possible to ensure your shares are represented and voted at the meeting. See page 4 for more details about attending the Annual Meeting.

Date and Time	Location	Record Date
Tuesday, June 18, 2024 10:00 a.m. Central Time	Brookdale Senior Living Inc. 111 Westwood Place Brentwood, Tennessee	April 22, 2024

2024 Proposals

The Board recommends that you vote as follows. If you properly submit your proxy and do not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of the Board.

Proposals	Unanimous Recommendation of the Board	Page Reference (for more detail)
1. Election of eight director nominees to the Board, each for a one-year term expiring at the 2025 Annual Meeting	✔ FOR each nominee	5

2. Advisory approval of our named executive officer compensation	✔ FOR	66

3. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2024	✔ FOR	67

4. Approval of the Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan	✔ FOR	70

How to Vote

You can submit your proxy vote by any of the following methods:

You can vote your shares online at www.proxypush.com/BKD through 11:59 p.m. Eastern time on June 17, 2024	You can vote your shares by calling (844) 326-5741 toll free through 11:59 p.m. Eastern time on June 17, 2024	You can complete, sign, date, and return your proxy card or voting instruction form in the postage-paid envelope provided	You can vote your shares by attending the 2024 Annual Meeting and voting in person

2024 PROXY STATEMENT	iii

Proxy Statement Summary

Director Nominees

Our Board is currently composed of eight directors. The Board has unanimously nominated six of the eight current directors for election, and Claudia Napal Drayton and Elizabeth Burnham Mace for election as new directors, at the 2024 Annual Meeting, each for a one-year term expiring at the 2025 Annual Meeting. The Board believes that Ms. Drayton’s decades of experience as a Chief Financial Officer in the healthcare industry and public company board experience, and Ms. Mace’s extensive knowledge of the senior housing industry through her prior role with the National Investment Center for Seniors Housing & Care (NIC) will enhance the Board’s collective skill and experience. For more information regarding Mses. Drayton and Mace, and the Board’s and the Nominating and Corporate Governance (NCG) Committee’s process for identifying and selecting these nominees, see “Proposal 1: Election of Directors” beginning on page 5 of this proxy statement. The new nominees elected at the 2024 Annual Meeting will succeed Non-Executive Chairman, Guy P. Sansone, and current director, Marcus E. Bromley, who have given notice that they will not be standing for reelection at the Company’s 2024 Annual Meeting and will retire from the Board upon the expiration of their terms at the Annual Meeting.

Board Composition

The Board seeks composition of its members that reflects an appropriate balance of knowledge, experience, skills, expertise, and diversity in order to support our business strategy. The following tables reflect the experience and core competencies, and the diversity, of the director nominees and continuing directors.

Experience and Core Competencies	Asher	Baier	Bumstead	Drayton	Freed	Mace	Warren	Wielansky

Current or Former CEO		✔	✔					✔

Current or Former CFO		✔		✔			✔

Senior Housing		✔				✔

Healthcare (Operations & Strategy)	✔	✔		✔			✔

Healthcare (Clinical)	✔

Hospitality		✔			✔

Sales & Marketing					✔

Real Estate		✔				✔		✔

Finance / Economics		✔	✔	✔		✔	✔	✔

Mergers & Acquisitions		✔	✔	✔			✔	✔

Risk Management	✔	✔	✔	✔			✔

Other Public Board Service		✔	✔	✔	✔		✔	✔

iv

Commitment to Governance Practices

Board Demographic Matrix			Commitment to Board Diversity

Total Number of Directors	8		The Board is committed to having a slate of nominees who represent various fields of experience, knowledge, and thought, as well as personal backgrounds. Assuming election of the full slate of nominees, the Board would include 62% women, 12% people of color, and 25% U.S. veteran representation. Ms. Baier also serves on the NYSE Board Advisory Council, which identifies and connects diverse board candidates to NYSE-listed companies seeking new directors.
Independent Directors	7 (88%)
Average Tenure	6 years
Average Age	66
	Female	Male
Gender Identity	5 (62%)	3 (38%)
Hispanic or Latino/a	1 (12%)	–
White	4 (50%)	3 (38%)
U.S. Veteran	–	2 (25%)

Commitment to Governance Practices

Independent Non-Executive Chairman of the Board with robust authority, including to approve Board agendas and call and preside over meetings of the independent directors

Declassified Board such that all directors stand for election for annual terms

Bylaws contain majority voting standard for uncontested director elections

Bylaws contain proxy access procedures

Corporate Governance Guidelines limit service on other public company boards (no more than three for independent directors and no more than one for the CEO)

Annual evaluations of the Board and its committees

Meaningful director stock ownership guidelines (5x annual retainer)

Insider trading policy prohibits directors and executive officers from pledging or hedging Brookdale stock

No stockholder rights plan (poison pill) or similar plan

New director orientation program overseen by Nominating and Corporate Governance Committee

2024 PROXY STATEMENT	v

General Information about the Annual Meeting

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Brookdale Senior Living Inc. (“Brookdale” or the “Company”) to be voted at the 2024 Annual Meeting of Stockholders to be held on Tuesday, June 18, 2024, and at any adjournment or postponement of the meeting (the “Annual Meeting” or the “2024 Annual Meeting”).

Distribution of Proxy Materials

On or about April 29, 2024, we expect to start mailing to holders of our common stock (other than those who previously requested electronic or paper delivery of proxy materials) a Notice of Internet Availability of Proxy Materials (“Notice”), which explains how to access the proxy materials online and to make the materials available on www.proxydocs.com/BKD. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice tells you how to access and review the proxy materials online. The Notice also tells you how to submit your proxy via the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, follow the instructions in the Notice explaining how to request printed materials on a one-time or ongoing basis. Our proxy materials include the notice of the Annual Meeting, this proxy statement, and our 2023 Annual Report. Copies of these documents also are available on our website at brookdale.com/proxy. Except to the extent specifically incorporated herein, information contained or referenced on our website is not incorporated by reference into, and does not form a part of, this proxy statement.

Stockholders Entitled to Vote

Only stockholders of record at the close of business on April 22, 2024, the record date for the Annual Meeting, are entitled to receive notice of, attend, and vote at the Annual Meeting. As of the record date, there were outstanding and entitled to vote 193,012,561 shares of our common stock, excluding restricted stock units (“RSUs”) for which the holders have no voting rights. Each share of our common stock entitles the holder to one vote. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices for the ten days before the Annual Meeting between 9:00 a.m. and 5:00 p.m. Central time and at the Annual Meeting for any purpose germane to the meeting.

Voting Choices and Recommendations of the Board

With respect to Proposal 1 (Election of Directors), you will have the choice to vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each nominee. With respect to all other proposals, you will have the choice to vote “FOR,” “AGAINST,” or “ABSTAIN.” The Board recommends a vote:

1.	“FOR” the election of each of the eight director nominees to the Board, each for a one-year term expiring at the 2025 annual meeting of stockholders (the “2025 Annual Meeting”);

2.	“FOR” advisory approval of our named executive officer compensation;

3.	“FOR” ratification of the appointment of Ernst & Young LLP (“EY”) as independent registered public accounting firm for 2024.

4.	“FOR” approval of the Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan.

2024 PROXY STATEMENT	1

General Information about the Annual Meeting

Stockholders of Record and Beneficial Holders

If your shares of common stock are owned directly in your name with our transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), you are considered a registered holder of those shares. If you are the beneficial owner of shares of common stock held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. If you hold your shares in “street name,” your broker or other custodian will vote your shares as you direct. However, if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a broker non-vote occurs with respect to the non-routine matters since the broker will not have discretion to vote on such non-routine matters. The election of directors (Proposal 1), the advisory approval of our named executive officer compensation (Proposal 2) and the approval of the Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan (Proposal 4) will be considered non-routine matters. The ratification of the appointment of EY (Proposal 3) will be considered a routine matter. Therefore, if you hold your shares in “street name” and do not submit voting instructions to your broker or other custodian, they will only be authorized to vote your shares on Proposal 3.

Quorum Requirement

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding on the record date will constitute a quorum for the transaction of business. We will count abstentions and broker non-votes for the purpose of determining the presence of a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting or by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.

Voting Instructions and Information

 Voting Instructions

You may vote by proxy or in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold your shares as a record holder, you may vote your shares by proxy via the phone or the Internet by following the instructions provided on your Notice or proxy card or, if you received a printed set of proxy materials by mail, by completing, signing, dating, and returning your proxy card in the postage-paid envelope provided. If you hold your shares through your broker or other custodian, please follow the instructions you received from the holder of record to vote your shares.

 Revoking or Changing Your Vote

Stockholders of record may revoke their proxy or change their vote at any time prior to exercise of the proxy at the Annual Meeting by:

•	Delivering a written notice of revocation to our Secretary at 111 Westwood Place, Suite 400, Brentwood, Tennessee 37027;

•	Submitting another properly completed proxy card with a later date;

•	Submitting another timely proxy via the phone or the Internet through 11:59 p.m. Eastern time on June 17, 2024; or

•	Attending the Annual Meeting and voting in person.

2

Voting Instructions and Information

Stockholders holding shares beneficially in street name should contact their broker or other custodian for instructions on how to revoke or change their voting instructions. For all methods of voting, the last vote properly cast will supersede all previous votes. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote in person at the Annual Meeting.

 Voting of Proxies

If you properly submit your signed proxy card or voting instruction form, or complete your proxy by telephone or the Internet, your shares will be voted as you direct or will be voted as specified in the above Board recommendations if you do not direct a particular vote. With respect to director elections, should any nominee be unable to serve, the persons designated as proxies reserve full discretion to vote for another person. The Board currently has no reason to believe that any nominee will be unable to serve if elected.

The Board does not intend to bring any other business before the Annual Meeting, and it does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies.

Vote Required to Approve Proposals

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and broker non-votes.

Proposal	Vote required for approval	Effect of Abstentions	Effect of Broker Non- Votes

1. Election of directors	Majority of votes cast with respect to each director	No effect	No effect

2. Advisory vote to approve named executive officer compensation (say-on-pay)	Majority of shares present and entitled to vote on the matter	Against	No effect

3. Ratification of appointment of independent registered public accounting firm for 2024	Majority of shares present and entitled to vote on the matter	Against	N/A

4. Approval of Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan	Majority of shares present and entitled to vote on the matter	Against	No effect

2024 PROXY STATEMENT	3

General Information about the Annual Meeting

Attending the Annual Meeting

Only stockholders as of the record date, or their duly appointed proxies, and invited guests of the Company may attend the Annual Meeting. Admission to the Annual Meeting will begin at approximately 9:30 a.m. Central time. In order to be admitted, you should:

•

bring current, government-issued photo identification, such as a driver’s license, and proof of ownership of common stock on the record date. If you are a holder of record, your identity will be checked against a list of registered holders at the Annual Meeting. If you hold your shares in street name, a recent brokerage statement or a letter from your bank, broker, trustee, or other nominee are examples of proof of ownership. If you want to vote your shares held in street name in person, you must obtain a legal proxy in your name from the broker, bank, trustee, or other nominee that holds your shares of common stock;

•	leave your camera at home because cameras, transmission, broadcasting, and other recording devices will not be permitted in the meeting room;

•	be prepared to comply with security requirements, which may include, among other security measures, security guards searching all bags and attendees passing through a metal detector; and

•	arrive shortly after 9:30 a.m. Central time to ensure that you are seated by the start of the Annual Meeting.

Any holder of a proxy from a stockholder must present a properly executed legal proxy and a copy of the proof of ownership. If you do not provide photo identification and comply with the other procedures outlined above for attending the Annual Meeting in person, you will not be admitted to the Annual Meeting.

4

Proposal 1: Election of Directors

The Board is currently composed of eight directors, and each of their terms will expire at the 2024 Annual Meeting. The Board has unanimously nominated six of the eight current directors for election at the 2024 Annual Meeting, each to hold office for a one-year term expiring at the 2025 Annual Meeting. The Board has also unanimously nominated Claudia Napal Drayton and Elizabeth Burnham Mace to serve as new directors for a one-year term expiring at the 2025 Annual Meeting, and each of them has agreed to serve if elected. The Board believes that Ms. Drayton’s decades of experience as a Chief Financial Officer in the healthcare industry and public company board experience, and Ms. Mace’s extensive knowledge of the senior housing industry through her prior role with NIC will enhance the Board’s collective skill and experience. Each of the nominees was identified through the Nominating and Corporate Governance Committee’s search process. As a part of its process, the Committee focused its efforts on identifying leaders with a strong financial background and was committed to ensuring it included diverse representation. Ms. Drayton was referred to the Committee through Women Corporate Directors. Ms. Mace was recommended to the Board by Ms. Baier, based on her knowledge of Ms. Mace and professional qualifications, including through her prior role with NIC. Other members of the Board were also familiar with Ms. Mace through her prior role with NIC. We did not employ a search firm or pay fees to any third-parties in connection with seeking or evaluating Board nominee candidates.

If any of the nominees becomes unavailable or unwilling to serve, an event that the Board does not presently expect, the named proxies will vote the shares represented by proxies for the election of directors for the election of such other person(s) as the Board may recommend. If elected, Mses. Drayton and Mace will succeed Non-Executive Chairman, Guy P. Sansone, and current director, Marcus E. Bromley, who have given notice that they will not be standing for reelection at the 2024 Annual Meeting and will retire from the Board upon the expiration of their terms at the Annual Meeting.

The Company’s Bylaws provide that the election of director nominees at the 2024 Annual Meeting will be by the vote of the majority of the votes cast with respect to each director’s election. Accordingly, each director nominee will be elected if he or she receives more votes “FOR” his or her election than “AGAINST” his or her election. Shares that are not voted in the election of directors, including abstentions and broker non-votes, have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum.

✔

The Board unanimously recommends that you vote “FOR” the election of each of the eight director nominees nominated by the Board, each for a one-year term expiring at the 2025 Annual Meeting. Unless otherwise instructed, the named proxies will vote all proxies we receive “FOR” the election of the Board’s nominees.

Board Composition

The process for evaluating our Board composition and identifying and evaluating director candidates is outlined below. Through this process, the Nominating and Corporate Governance Committee has approached refreshment of the Board by focusing on its collective skills and experience with new directors who have decades of finance, operations, sales and marketing, analytical, and clinical experience in the senior housing, hospitality, and healthcare industries. Following the Annual Meeting, the average tenure of the Board will be equal to approximately six years.

 Annual Evaluation of Board Composition

At least annually the Nominating and Corporate Governance Committee seeks input from each director regarding the composition of the Board. The Nominating and Corporate Governance Committee uses these results to assess with the Board whether the Board’s composition reflects an appropriate balance of knowledge, experience, skills, expertise, and diversity in order to support our business strategy. From time to time, the Nominating and Corporate

2024 PROXY STATEMENT	5

Proposal 1: Election of Directors

Governance Committee may also seek and receive input from certain stockholders regarding the skills, experience, and other characteristics that stockholders believe would be beneficial to our Board composition. The Nominating and Corporate Governance Committee also reviews the size of the Board and, if deemed appropriate, will recommend to the Board any changes to its size.

 Identifying Director Candidates

The Nominating and Corporate Governance Committee may engage an independent search firm to conduct targeted searches to identify well-qualified candidates who meet the needs of the Board. When an independent search firm is used, the Nominating and Corporate Governance Committee retains the firm and approves payment of its fees. Potential director candidates may also be identified by the Nominating and Corporate Governance Committee by asking current directors and executive officers to notify the committee if they become aware of candidates who possess skills, experience, or other characteristics needed for the Board.

The Nominating and Corporate Governance Committee also will consider candidates recommended by stockholders, and its process for evaluating stockholder-recommended candidates is no different than its process for evaluating candidates suggested by search firms, directors, or executive officers. To make a formal nomination of a director candidate, a stockholder must comply with either the proxy access or advance notice provisions of our Bylaws. Proxy access permits a stockholder, or a group of up to 20 stockholders, owning at least three percent of our outstanding common stock continuously for at least three years, to nominate and include in our annual meeting proxy materials director nominees constituting up to the greater of two director nominees or 20% of the number of directors in office (rounded down to the nearest whole number), provided that the stockholders and nominees satisfy the requirements specified in our Bylaws. See “Stockholder Proposals for 2025 Annual Meeting” in this proxy statement for further information regarding the process for stockholders to formally nominate director candidates and the deadlines for making such nominations. Stockholders who wish to submit a nomination are encouraged to seek independent counsel about requirements under our Bylaws.

 Evaluating Director Candidates

The Nominating and Corporate Governance Committee is responsible for evaluating director candidates and recommending nominees to the Board for Board membership. The Nominating and Corporate Governance Committee evaluates biographical and background information relating to director candidates and interviews candidates selected by the committee and by the Board in making its decisions whether to recommend director candidates to the Board. When evaluating director candidates, the Nominating and Corporate Governance Committee considers whether candidates have demonstrated, by significant accomplishment in their field, an ability to make a meaningful contribution to the Board’s oversight of our business, and the candidates’ reputation for honesty and ethical conduct in their personal and professional activities. The Nominating and Corporate Governance Committee also thoroughly examines a candidate’s senior housing, real estate, finance, operations, sales, marketing, healthcare, and other relevant experience, understanding of our business, educational and professional background, and contributions to diversity on the Board. In order to ensure that director candidates are able to commit the substantial time required to fulfill their Board responsibilities, the Nominating and Corporate Governance Committee also considers the number of public company boards and other boards on which the candidate is a member. Our Corporate Governance Guidelines limit the number of outside public company boards on which a director may serve (three for independent directors and one for the CEO). In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s tenure, past attendance at meetings, participation in and contributions to the activities of the Board, and where applicable, participation in continuing education programs. Although the Nominating and Corporate Governance Committee considers directors’ tenure and age as part of its overall evaluation process, the Board does not believe that term limits or a mandatory retirement age are appropriate. The committee evaluates each candidate, including existing directors, in the context of the Board as a whole, with the objective of recommending director nominees who can best support our business strategy and represent stockholder interests through the exercise of sound judgment.

6

Majority Voting for Director Elections

 Board Diversity

Diversity is one of several characteristics the Nominating and Corporate Governance Committee considers in identifying and evaluating director candidates, and the Board is committed to ensuring diverse representation in its membership. The Board seeks directors who have different experiences, perspectives, and backgrounds, and including race and gender, which the Board believes will enhance the quality of its deliberations and decisions. The Board’s commitment is demonstrated by its prospective membership, which would include 62% women, 12% people of color, and 25% U.S. veteran representation. In addition, Ms. Baier serves on the New York Stock Exchange (“NYSE”) Board Advisory Council, which identifies and connects diverse board candidates to NYSE-listed companies seeking new directors.

 Director Orientation and Continuing Education

The Nominating and Corporate Governance Committee oversees our director orientation and continuing education programs. As part of the director orientation program, new directors engage in one-on-one introductory meetings with our business and functional leaders regarding our strategic plans, financial statements, and key issues, policies and practices. Chairs of the Board’s committees coordinate orientation for new committee members. Our senior management also meets regularly with our directors regarding specific functional topics of importance. The Nominating and Corporate Governance Committee periodically highlights for directors available continuing education programs hosted by third parties on a variety of relevant topics, including corporate governance, risk management, compliance, and executive compensation.

Majority Voting for Director Elections

Our Bylaws provide for a majority voting standard in uncontested director elections. Each director will be elected by a vote of the majority of votes cast with respect to that director’s election at any meeting for the election of directors at which a quorum is present. For these purposes, a majority of votes cast means that the number of votes cast for a director’s election exceeds the number of votes cast against that director’s election, with abstentions and broker non-votes not counted as a vote cast either for or against. An election will be considered contested if as of the tenth day preceding the date we first mail our notice of meeting for such meeting to stockholders, the number of nominees exceeds the number of directors to be elected. Since the number of director nominees for election at the 2024 Annual Meeting does not exceed the number of directors to be elected, the director elections at the 2024 Annual Meeting will be subject to the majority voting standard.

In order for any person to be nominated by the Board for election as a director, such nominee must submit an irrevocable resignation, contingent on that nominee not receiving a majority of the votes cast in an election that is not a contested election and acceptance of that resignation by the Board in accordance with the policies and procedures adopted by the Board for such purpose. In the event a nominee fails to receive a majority of the votes cast in an election that is not a contested election, the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation of such nominee, or whether other action should be taken. The Board will act on the resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose (by a press release and filing an appropriate disclosure with the SEC) its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision within ninety (90) days following certification of the election results. The Nominating and Corporate Governance Committee in making its recommendation and the Board in making its decision each may consider any factors and other information that it considers appropriate and relevant. Any nominee who tenders his or her resignation as described herein will not participate in the deliberations of the Nominating and Corporate Governance Committee or the Board regarding whether to accept the resignation. If the Board accepts a nominee’s resignation, then the Nominating and Corporate Governance Committee will recommend to the Board whether to fill the resulting vacancy or vacancies or to reduce the size of the Board. Each of the nominees for election at the 2024 Annual Meeting has submitted the irrevocable resignation described above.

2024 PROXY STATEMENT	7

Proposal 1: Election of Directors

Director Nominees

Biographical information for the two new nominees for election at the 2024 Annual Meeting is set forth below.

Claudia Napal Drayton Independent Director Nominee	Elizabeth Burnham Mace Independent Director Nominee

Age: 56 Public Company Directorships: • 3D Systems Inc. (2021 – current)	Age: 67

Ms. Drayton brings more than 20 years of operational and financial experience in healthcare and biotech companies. Currently, she serves on the board of 3D Systems Inc. (NYSE: DDD) where she is a member of the Audit Committee and Nominating and Governance Committee. Most recently, she served as the Chief Financial Officer of Quantum-Si Incorporated, a publicly-traded life-sciences company focused on protein sequencing and genomics for the healthcare industry. She held this role from April 2021 until June 2023, and during her tenure she oversaw the company’s successful transition to a publicly traded company. Prior to that Ms. Drayton served as the Chief Financial Officer of Nuwellis, Inc., a publicly-traded medical device company focusing on commercializing ultrafiltration technology for patients with heart failure. Before joining Nuwellis, she spent 15 years at Medtronic, a global leader in medical devices, where she held leadership positions of increasing responsibility in the finance organization. These included Chief Financial Officer for both the Peripheral Vascular and the Integrated Health Solutions business units. She began her career at Arthur Andersen LLP where she was an audit manager. Ms. Drayton received a B.B.A in Accounting from the University of Mary Hardin-Baylor and an M.B.A. from the University of Minnesota’s Carlson School of Management.

Ms. Mace has more than 30 years of experience in research, economics, and market analysis. Most recently, she served as the Chief Economist and Director of Research and Analytics at the NIC from 2014 to June 2023. Prior to serving on NIC’s leadership team, she served on the NIC Board of Directors and chaired its Research Committee. She has also previously served as a director at AEW Capital Management and worked in the AEW Research Group for 17 years. Before AEW, she also spent 10 years at Standard & Poor’s DRI/McGraw-Hill as director of its Regional Information Service. Ms. Mace also worked as a regional economist at Crocker Bank, and for the National Commission on Air Quality, the Brookings Institute, and Boston Edison. She is currently a member of the Institutional Real Estate Americas Editorial Board. In 2020, Ms. Mace was inducted into the McKnight’s Women of Distinction Hall of Honor. In 2014, she was appointed a fellow at the Homer Hoyt Institute and was awarded the title of a “Woman of Influence” in commercial real estate by Real Estate Forum Magazine and Globe Street. Ms. Mace received a bachelor’s degree from the Mount Holyoke College and a Master’s of Science in Applied Economics from the University of California. She also earned a Certified Business Economist™ designation from the National Association of Business Economists.

Ms. Drayton’s extensive financial background and experience in the healthcare and other industries, along with her public company board experience, led to the conclusion that she should be nominated to serve as a member of the Board.

Ms. Mace’s economic, research and analysis experience, as well as her knowledge of the senior housing industry through her service with NIC, led to the conclusion that she should be nominated to serve as a member of the Board.

8

Director Nominees

Biographical information for the current directors nominated for election at the 2024 Annual Meeting is set forth below.

Jordan R. Asher, MD Independent Director	Lucinda M. Baier Director, President and Chief Executive Officer

Director Since: February 2020 Age: 59 Brookdale Board Committees: • Investment • Nominating and Corporate Governance	Director Since: February 2018 Age: 59 Public Company Directorships: • The Bon-Ton Stores, Inc. (2007 – 2016)

Dr. Asher brings more than 20 years of expertise and a history of success in large matrixed, mission-based, national healthcare systems. He currently serves as Executive Vice President and Chief Clinical Officer of Sentara Healthcare, a large integrated delivery health system including a clinically integrated network and insurance company serving Virginia and North Carolina, where he has a wide range of responsibilities, including creating high quality, equitable, and innovative models of care delivery as well as providing national thought leadership directed towards the future of health care. From 2018 to 2023, he served as the Chief Physician Executive and Senior Vice President of Sentara. Prior to Sentara, Dr. Asher served in several executive roles with Ascension since 2006, including Chief Clinical Officer of its Ascension Care Management subsidiary from 2016 to 2018 with responsibility for network development and population and risk management, Chief Clinical Officer and Chief Innovation Officer of Ascension’s MissionPoint Health Partners subsidiary from 2015 to 2016, and Chief Medical Officer and Chief Integration Officer of MissionPoint Health Partners from 2011 to 2015. Dr. Asher earned a B.S. in Biology from Emory University, an M.D. from Vanderbilt University School of Medicine, and an M.S. in Medical Management from the University of Texas at Dallas and Southwestern Medical Center.

Ms. Baier has served as Brookdale’s President and Chief Executive Officer and as a member of the Board since February 2018, after having served as Brookdale’s Chief Financial Officer since December 2015. Ms. Baier joined Brookdale from Navigant Consulting, Inc. where she served as Executive Vice President and Chief Financial Officer since 2013. In addition, Ms. Baier has had multi-billion dollar operations responsibility, been the chief executive officer for a publicly-traded retailer, and served as an executive officer of a Fortune 30 company. She has served for more than a decade as a board member of public and private companies and organizations and currently serves on the board of directors of NIC, where she serves as chair of the Diversity Equity Inclusion and Belonging Committee, the Nashville Health Care Council, where she serves as Chair, and the Nashville Chamber of Commerce Board of Directors. She is a member of the NYSE Board Advisory Council, which identifies and connects diverse board candidates to NYSE-listed companies seeking new directors. She also currently serves on Vanderbilt University Medical Center’s Board of Directors, including as a member of its Audit and Compliance Committee and Chair of the Quality and Safety Committee. A number of organizations have recognized Ms. Baier, including the CEO Forum Group’s 2021 Top 10 CEOs Transforming Healthcare in America; Nashville Medical News’ Class of 2021 “Women to Watch”; Corporate Citizenship 2020 Award from the Committee for Economic Development of The Conference Board; one of McKnight’s 2020 “Women of Distinction”; and Nashville Business Journal’s “Most Admired CEO” list for four years. Ms. Baier is a Certified Public Accountant and a graduate of Illinois State University, with B.S. and M.S. degrees in Accounting.

Dr. Asher’s deep experience in the evolving healthcare landscape, including a combination of clinical training and executive leadership experience, particularly in light of the healthcare industry’s transition to more integrated, value-based delivery and payment models, led to the conclusion that he should serve as a member of the Board.

Ms. Baier’s continued leadership and accomplishments in the areas of our people, portfolio, and operations and strong crisis management as the Company’s President and Chief Executive Officer, and her prior leadership roles at other companies, led to the conclusion that she should serve as a member of the Board.

2024 PROXY STATEMENT	9

Proposal 1: Election of Directors

Frank M. Bumstead Independent Director	Victoria L. Freed Independent Director

Director Since: August 2006

Age: 82

Brookdale Board Committees:

•   Compensation (Chair)

•  Nominating and Corporate Governance

Public Company Directorships:

•   Syntroleum Corporation

(1993 – 2014)

•   American Retirement Corp.

(1997 – 2006)

Director Since: October 2019

Age: 67

Brookdale Board Committees:

•   Compensation

•   Nominating and Corporate Governance (Chair)

Public Company Directorships:

•   ILG, Inc. (f/k/a Interval Leisure Group, Inc.) (2012 – 2018)

Mr. Bumstead has over 40 years of experience in the field of business and investment management and financial and investment advisory services, including representing buyers and sellers in a number of merger and acquisition transactions. Mr. Bumstead is a principal shareholder of Flood, Bumstead, McCready & McCarthy, Inc., a business management firm that represents artists, songwriters and producers in the music industry as well as athletes and other high net worth clients, and has been with the firm since 1989. From 1993 to December 1998, Mr. Bumstead served as the Chairman and Chief Executive Officer of FBMS Financial, Inc., a registered investment advisor. He previously served as Chairman of the Board of Directors of the Country Music Association, Vice Chairman of the Board of Directors and Chairman of the Finance and Investment Committee of the Memorial Foundation, Inc., a charitable foundation, and as a member of the Board of Advisors of United Supermarkets of Texas, LLC and was Chairman of its Finance and Audit Committee. Mr. Bumstead received a B.B.A. degree from Southern Methodist University and a Masters of Business Management from Vanderbilt University’s Owen School of Management.

Ms. Freed brings more than 25 years of executive leadership in the areas of sales, customer service, and marketing, and has earned numerous awards for outstanding achievement in sales and marketing during her career. Ms. Freed is Senior Vice President of Sales, Trade Support and Service for Royal Caribbean International, having served in that role since 2008, where she oversees the largest sales team in the cruise line industry and also manages the company’s consumer outreach, reservations, group sales, and customer service functions. Prior to her service with Royal Caribbean, Ms. Freed worked for 29 years with Carnival Cruise Lines, where she served as Senior Vice President of Sales and Marketing during the last 15 years of her tenure. She is a trustee of the United Way of Miami-Dade County and serves as a member of the board of Jewish Adoption and Foster Care Options (JAFCO). Ms. Freed earned a bachelor’s degree in business with an emphasis in marketing from the University of Colorado.

Mr. Bumstead’s experience in business management and as a director of several public companies, along with his knowledge of the senior housing industry (through his prior service as a director of American Retirement Corporation), led to the conclusion that he should serve as a member of the Board.

Ms. Freed’s decades of executive leadership in sales, customer service, and marketing in the hospitality industry led to the conclusion that she should serve as a member of the Board.

10

Director Nominees

Denise W. Warren Independent Director	Lee S. Wielansky Independent Director

Director Since: October 2018

Age: 62

Brookdale Board Committees:

•  Audit (Chair)

•  Compensation

Public Company Directorships:

•  TruBridge, Inc. (formerly known as Computer Programs and Systems, Inc.) (2017 – current)

Director Since: April 2015

Age: 72

Brookdale Board Committees:

•  Audit

•  Investment (Chair)

Public Company Directorships:

•  Acadia Realty Trust

(2000 – current)

•   Isle of Capri Casinos, Inc.

(2007 – 2017)

•   Pulaski Financial Corp.

(2005 – 2016)

Ms. Warren brings more than 30 years of operational, financial and healthcare experience. Most recently, she served as Executive Vice President and Chief Operating Officer of WakeMed Health & Hospitals from October 2015 through December 2020, where she was responsible for the strategic, financial and operational performance of the organization’s network of facilities in the North Carolina Research Triangle area. Prior to that, from 2005 to September 2015, Ms. Warren served as Chief Financial Officer of Capella Healthcare, Inc., an owner and operator of general acute-care hospitals, as well as its Executive Vice President since January 2014, and as its Senior Vice President prior to that. Before joining Capella, she served as Senior Vice President and Chief Financial Officer of Gaylord Entertainment Company from 2000 to 2001, as Senior Equity Analyst and Research Director for Avondale Partners LLC and as Senior Equity Analyst for Merrill Lynch & Co. She currently serves on the Board of Directors of TruBridge, Inc. (formerly known as Computer Programs and Systems, Inc.), where she serves as Chair of the Audit Committee and a member of the Compensation Committee. She also serves on the Board of Directors of Newport Healthcare, Straive, and Virtusa, Inc. Ms. Warren is National Association of Corporate Directors (NACD) Directorship CertifiedTM and received a Corporate Directors Certificate from Harvard Business School. Ms. Warren earned a B.S. degree in Economics from Southern Methodist University and an M.B.A. from Harvard University.

Mr. Wielansky has more than 40 years of commercial real estate investment, management, and development experience. He currently serves as Chairman and CEO of Opportunistic Equities, which specializes in low income housing. He has also served as Chairman and CEO of Midland Development Group, Inc., which he re-started in 2003 and focused on the development of retail properties in the mid-west and southeast. Prior to Midland, he served as President and CEO of JDN Development Company, Inc. and as a director of JDN Realty Corporation. Before joining JDN, he served as Managing Director – Investments of Regency Centers Corporation, which in 1998 acquired Midland Development Group, a retail properties development company co-founded by Mr. Wielansky in 1983. Mr. Wielansky served as the Company’s Non-Executive Chairman of the Board from February 2018 through December 2019. He also serves as Lead Trustee of Acadia Realty Trust and served as a director of Isle of Capri Casinos, Inc. from 2007 to 2017 and Pulaski Financial Corp. from 2005 to 2016. He also serves as a member of the Board of Clayco Construction Company. Mr. Wielansky received a bachelor’s degree in Business Administration, with a major in Real Estate and Finance, from the University of Missouri – Columbia, where he is currently a member of the Strategic Development Board of the College of Business. He also serves on the Board of Directors of The Foundation for Barnes-Jewish Hospital and on the Finance Committee of both the Foundation and the Barnes-Jewish Hospital.

Ms. Warren’s extensive executive, financial, and operational experience in the healthcare and other industries led to the conclusion that she should serve as a member of the Board.

Mr. Wielansky’s real estate investment, management, and development experience, as well as his service as a director of several public companies, led to the conclusion that he should serve as a member of the Board.

2024 PROXY STATEMENT	11

Proposal 1: Election of Directors

Retiring Directors

Biographical information for the two retiring directors with terms expiring at the 2024 Annual Meeting is set forth below.

Guy P. Sansone Non-Executive Chairman & Independent Director	Marcus E. Bromley Independent Director

Director Since: October 2019

Age: 59

Public Company Directorships:

•   Pediatrix Medical Group, Inc.

(2020 – current)

•  Magellan Health, Inc.

(2019 – 2022)

•  Civitas Solutions, Inc.

(2009 – 2019)

•  Rotech Healthcare Inc.

(2004 – 2005)

Director Since: July 2017

Age: 74

Brookdale Board Committees:

•  Audit

•  Investment

Public Company Directorships:

•  CIM Mortgage Finance Trust (2021)

•  Cole Credit Property Trust V, Inc. (2015 – 2020)

•  Cole Corporate Income Trust, Inc. (2011 – 2015)

•  Cole Credit Property Trust II, Inc. (2005 – 2013)

•  Cole Credit Property Trust III, Inc. (2008 – 2012)

•  Gables Residential Trust (1993 – 2005)

Mr. Sansone joined Brookdale’s Board in October 2019 and became Non-Executive Chairman of the Board in January 2020. For more than 25 years, he has led efforts to optimize the performance of healthcare and senior housing companies. Mr. Sansone has served as Chairman and CEO of H2 Health, a leading regional provider of physical rehabilitation services and clinician staffing solutions, since February 2020. Prior to that, he served as a Managing Director of Alvarez & Marsal, a global professional services firm specializing in performance improvement for large, high profile businesses, where he served as Chairman of the firm’s Healthcare Industry Group, which he founded in 2004. Mr. Sansone also served as interim Chief Executive Officer of the Visiting Nurse Service of New York, the largest non-profit home and community-based health care organization in the United States, from November 2014 to December 2016 and, prior to that, served in various executive roles at numerous healthcare companies. His prior experience in the senior housing industry includes having served as Chief Restructuring Officer and a member of the Board of Erickson Retirement Communities and as a senior consultant to Sunrise Senior Living. Mr. Sansone has served on the Board of Directors of Pediatrix Medical Group, Inc. (formerly known as Mednax, Inc.) since July 2020 and the Lead Independent Director since January 2023. He previously served as Chair of the Board of Pediatrix from July 2020 through December 2022. He also serves and has served on the Boards of Directors of numerous investor-owned and not-for-profit companies, primarily in the healthcare industry. Mr. Sansone earned a B.S. in Economics from the State University of New York at Albany.

Mr. Bromley brings more than 45 years of real estate industry leadership experience. He served as Chairman of the Board and Chief Executive Officer of Gables Residential Trust from 1993 until 2000, and then as a member of its Board until the company was acquired in 2005. Prior to joining Gables Residential Trust, Mr. Bromley was a division partner for the Southeast operation of Trammell Crow Residential Company. Mr. Bromley has served as a member of the Board of several non-listed real estate investment trusts, including serving as Non-Executive Chairman of Cole Credit Property Trust V, Inc. from June 2015 to August 2018. Mr. Bromley currently serves as a member of the advisory board of Sealy Industrial Partners, a private partnership specializing in the acquisition and operation of various industrial real estate properties. Mr. Bromley holds a B.S. in Economics from Washington & Lee University and an M.B.A. from the University of North Carolina.

12

Corporate Governance

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Board has adopted Corporate Governance Guidelines setting forth the expectations and standards the Board has with respect to the role, size, and composition of the Board and its committees, the functioning of the Board and its committees, evaluation of the Board and its committees, director compensation, succession planning, and other matters. The Board also has adopted a Code of Business Conduct and Ethics that applies to all employees, directors, and officers, as well as a Code of Ethics for Chief Executive and Senior Financial Officers, which applies to our President and Chief Executive Officer, Chief Financial Officer, principal accounting officer, and Treasurer. These guidelines and codes are available on the Investor Relations portion of our website at brookdaleinvestors.com. Any amendment to, or waiver from, a provision of such codes of ethics granted to a principal executive officer, principal financial officer, principal accounting officer, or controller, or person performing similar functions, or to any executive officer or director, will be posted on our website.

Director Independence

Our Corporate Governance Guidelines and the listing standards of the NYSE require that the Board be comprised of a majority of independent directors. The Board has affirmatively determined that seven of our eight current directors, Mses. Freed and Warren, Dr. Asher, and Messrs. Sansone, Bromley, Bumstead, and Wielansky, and the two nominees for election as new directors, Mses. Drayton and Mace, are “independent” under Section 303A.02 of the listing standards of the NYSE. In each case, the Board affirmatively determined that none of such individuals had a material relationship with the Company. In making these determinations, the Board considered all relevant facts and circumstances, as required by applicable NYSE listing standards. There were no transactions, relationships, or arrangements not disclosed pursuant to Item 404(a) of Regulation S-K that were considered by the Board in making the required independence determinations. None of the directors or nominees that were deemed independent had any relationship with us (other than as a director or stockholder). The Board also determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees is independent, including that each member of the Audit Committee is independent under the listing standards of the NYSE and under section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Baier is not independent due to her employment as our President and Chief Executive Officer.

Board Leadership Structure

Our Corporate Governance Guidelines do not require the separation of the positions of Chairman of the Board and Chief Executive Officer and provide that the Board is free to choose its Chairman in any way that it deems best for the Company at any given time. However, since the date of our formation, the Board has separated the positions of Chairman and Chief Executive Officer in the belief that this structure improves management’s accountability to the Board. Mr. Sansone currently serves as Non-Executive Chairman of the Board, and Ms. Baier serves as President, Chief Executive Officer and director. As noted above, Mr. Sansone will retire from the Board and as Non-Executive Chairman at the 2024 Annual Meeting. The Board intends to elect another independent member of the Board to succeed Mr. Sansone as Non-Executive Chairman upon his retirement.

Risk Oversight

The business of the Company is managed with the oversight of the Board. As contemplated by the NYSE listing standards and as reflected in the charter of the Audit Committee, the Board has delegated to the Audit Committee

2024 PROXY STATEMENT	13

Corporate Governance

the responsibility to discuss guidelines and policies governing the process by which our senior management and the relevant departments and functions of the Company (including our internal audit function) assess and manage our exposure to risk. To that end, the Audit Committee regularly reviews our processes for risk assessment and risk management, as well as our major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also reviews our exposure to cyber security risk, the effectiveness of our cyber security, and the knowledge, experience and capabilities of the Audit Committee and management with respect to cyber security and cyber security risk. Annually, the Compensation Committee conducts a risk assessment of our compensation programs. The Board regularly receives reports from management regarding our risk exposures and monitors our risk management activities.

Social and Environmental Responsibility

The Board is responsible for overseeing and ensuring our strategy is informed by the opportunities and risks associated with our human capital resources and environmental changes and looks to the Nominating and Corporate Governance Committee to report on various social and environmental topics. The Nominating and Corporate Governance Committee reviews management’s work to develop our social and environmental initiatives and reporting. As a business of people taking care of people, we focus on human capital management, including diversity and inclusion, workplace safety, and maximizing employee satisfaction and retention. Please see our 2023 ESG Report posted to our website at brookdale.com/esg for more information about our social and environmental initiatives.

Meetings of the Board

The Board met five times in 2023. Each director attended at least 75% of the total number of meetings of the Board and committees of the Board on which he or she served during 2023. Our non-management directors, i.e., those who are not executive officers, meet in regularly scheduled executive sessions without management. Any non-management director may request that additional executive sessions be scheduled. Under our Corporate Governance Guidelines, our Non-Executive Chairman of the Board presides at executive sessions of our non-management directors. The Board has not adopted a formal policy that requires directors to attend our annual stockholders’ meetings, although they are invited and encouraged to attend. Five of the then-incumbent members of the Board attended the 2023 annual meeting of stockholders.

Communications from Stockholders

The Board has in place a process for security holders to send communications to the Board. Specifically, the Board will review and give appropriate attention to written communications submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as otherwise contemplated by committee charters, the Chairperson of the Nominating and Corporate Governance Committee will, with the assistance of our General Counsel, be primarily responsible for monitoring communications from stockholders and provide copies or summaries of such communications to the other directors as he or she considers appropriate. Communications will generally be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairperson of the Nominating and Corporate Governance Committee considers to be important for the directors to consider. Stockholders and other interested parties who wish to send communications on any topic to the Board should address such communications to Chairperson of the Nominating and Corporate Governance Committee, c/o General Counsel, Brookdale Senior Living Inc., 111 Westwood Place, Suite 400, Brentwood, Tennessee 37027. Stockholders who wish to contact any non-management director, including the Non-Executive Chairman of the Board, or the non-management directors as a group, should address such communications to the non-management director (or group of directors) they wish to contact (or if any, to “Any Non-Management Director”), c/o General Counsel, at such address.

14

Committees of the Board

Committees of the Board

The Board has four separate standing committees: the Audit Committee, the Compensation Committee, the Investment Committee, and the Nominating and Corporate Governance (NCG) Committee. The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board with respect to committee membership assignments after consultation with the Chairman of the Board and the Chief Executive Officer. The Board is responsible for appointing committee chairs and members following review of such recommendations. The Board has adopted written charters for the standing committees, copies of which are available on the Investor Relations portion of our website located at brookdaleinvestors.com.

The following table identifies the current members of the Board’s standing committees and the number of meetings held by each committee during 2023. The Non-Executive Chairman is invited to attend, and generally attends, the regularly scheduled meetings of the standing committees.

	Audit Committee	Compensation Committee	Investment Committee	NCG Committee

Jordan R. Asher			✓	✓

Marcus E. Bromley	✓		✓

Frank M. Bumstead		Chair		✓

Victoria L. Freed		✓		Chair

Denise W. Warren	Chair	✓

Lee S. Wielansky	✓		Chair

Number of Meetings in 2023	5	5	4	4

2024 PROXY STATEMENT	15

Corporate Governance

The following table provides information about the key responsibilities and functions of the Board’s standing committees.

Committee	Key Functions and Additional Information
Audit Committee

•  Reviews the audit plans and findings of the independent registered public accounting firm and our internal audit and compliance functions, as well as the results of regulatory examinations, and tracks management’s corrective action plans where necessary

•  Reviews our financial statements (and related regulatory filings), including any significant financial items and/or changes in accounting policies, with our senior management and independent registered public accounting firm

•  Reviews our risk and control issues, compliance programs, and significant tax and legal matters

•  Appoints annually, in its sole discretion, the independent registered public accounting firm and evaluates its independence and performance, as well as sets clear hiring policies for our hiring of employees or former employees of the independent registered public accounting firm

•  Reviews our risk management processes

•  Reviews our exposure to cyber security risk, the effectiveness of our cyber security, and the knowledge, experience and capabilities of the Audit Committee and management with respect to cyber security and cyber security risk

•  The Board has determined that each of Ms. Warren and Messrs. Bromley and Wielansky is an “audit committee financial expert” as defined by the rules of the SEC. No member of the Audit Committee simultaneously serves on the audit committees of more than three public companies

Compensation Committee

•  Reviews and approves equity-related grants for our directors, officers, key employees, and consultants

•  Reviews and approves corporate goals and objectives relevant to our Chief Executive Officer’s and other executive officers’ compensation, evaluates the Chief Executive Officer’s and other executive officers’ performance in light of those goals and objectives, and determines the Chief Executive Officer’s and other executive officers’ compensation based on that evaluation

•  Recommends to the Board the compensation of our non-employee directors

•  Oversees our compensation and employee benefit and incentive compensation plans, and administers our 2014 Omnibus Incentive Plan (and any future incentive plans)

•  Administers the Clawback and Forfeiture Policy

Investment Committee

•  Reviews and approves (or recommends that the Board approve, as applicable) certain investments and proposed transactions on behalf of the Board

•  Reviews and evaluates (and makes recommendations to the Board regarding) our capital structure and financial strategies, our material capital allocation plans, and our dividend and share repurchase policies and programs

•  Performs such other responsibilities as may be delegated to it by the Board from time to time

Nominating and Corporate Governance Committee

•  Reviews the performance of the Board and incumbent directors and makes recommendations to the Board regarding the selection of candidates, qualification, and competency requirements for service on the Board and the suitability of proposed nominees as directors

•  Advises the Board with respect to our Corporate Governance Guidelines

•  Oversees the annual evaluation of the Board and its committees and our management

•  Reports to the Board on various social, environmental, and governance topics, and reviews management’s work to develop our social and environmental initiatives and reporting

16

Director Compensation

Non-Employee Director Compensation Program

The table below sets forth the elements of the non-employee director compensation program. In 2023, the Compensation Committee reviewed the non-employee director compensation program, including receiving a market compensation study from the Consultant (as defined below) related to the peer group approved by the Committee for 2023 compensation decisions. Following such review, the Committee recommended, and the Board approved, the changes to the program noted below.

Cash Fees	2023	Changes for 2024	Description

Annual Retainer	$ 100,000	No change	Cash retainers are payable quarterly in arrears and are pro-rated for service less than the full year. Cash meeting fees are paid only if a director’s attendance exceeds six Board meetings or eight committee meetings per year and are payable quarterly in arrears. For 2023, each director had the opportunity to elect to receive either immediately vested shares in lieu of up to 50%, or RSUs in lieu of up to 100%, of quarterly cash compensation, as described below.
Annual Committee Chair Retainers:
Audit	$ 20,000	No change
Compensation, NCG & Investment	$ 15,000	No change
Meeting Attendance Fees:
Per Board Meeting	$ 3,000	No change
Per Committee Meeting (Members Only)	$ 2,000	No change

Equity Awards

Annual Grant of Immediately Vested Stock under 2014 Omnibus Incentive Plan	$ 135,000	Increased to $160,000 (applicable to 2024 awards for 2023 service)	Typically granted in February each year for service in the prior year and pro-rated for service less than the full year. Directors may elect to receive RSUs (as described below) in lieu of the immediately vested shares. If a director retires prior to the annual grant date or concludes his or her service at the expiration of his or her term of office, a pro-rata cash amount will be payable to the director at the time of retirement or expiration in lieu of the annual grant of immediately vested shares, in recognition of the partial year of service.

Initial Grant of Restricted Shares under 2014 Omnibus Incentive Plan	$ 100,000	No change

Granted to each new non-employee director upon joining the Board and generally will be eligible to vest on the first anniversary of the director’s appointment to the Board, subject to the director’s continued service.

Each non-employee director has the opportunity to elect to receive either immediately vested shares (issued pursuant to the Director Stock Purchase Plan) in lieu of up to 50% of his or her quarterly cash compensation, and/or restricted stock units (issued under our 2014 Omnibus Incentive Plan) in lieu of up to 100% of his or her quarterly cash compensation and/or in lieu of the annual grant of immediately vested shares. With respect to such elections, the number of shares or RSUs to be issued is based on the closing price of our common stock on the date of issuance, or

2024 PROXY STATEMENT	17

Director Compensation

if such date is not a trading date, on the previous trading day’s closing price. Each RSU will be payable in the form of one share of our common stock following the director’s termination of service as a member of the Board. In addition, beginning with cash compensation earned for 2023 service, each non-employee director will have the opportunity to elect to defer up to 100% of his or her quarterly cash compensation pursuant to the Brookdale Senior Living Inc. Non-Employee Director Deferred Compensation Plan (the “Deferred Compensation Plan”), which became effective December 12, 2022. Each participant in the plan will generally be entitled to receive payment of any amounts deferred under the plan upon the earliest to occur of the following: (A) thirty (30) days after the director’s separation from service; (B) thirty (30) days after the date of the director’s disability; (C) thirty (30) days after the date of the director’s death; (D) if elected by the director, a fixed date designated in a properly executed election form; or (E) within ten (10) days after the closing date of a change in control. Directors will not receive any earnings on deferred amounts.

Compensation of Non-Executive Chairman of the Board

The Board appointed Mr. Sansone as Non-Executive Chairman of the Board effective January 1, 2020. In connection with his appointment, the Committee recommended, and the Board approved, Mr. Sansone’s compensation arrangements, which include the compensation applicable generally to non-employee directors described above and an additional annual cash retainer of $100,000 for his service as Non-Executive Chairman. All cash amounts are payable as noted in the table above.

Director Stock Ownership Guidelines

The Board has adopted Stock Ownership Guidelines that require each of our non-employee directors to maintain ownership of our stock with a value of at least 5.0x the non-employee director’s annual cash retainer for service on the Board, exclusive of any retainers for service as chairman of the Board or any of its committees and any cash meeting fees. Unvested equity awards do not generally count toward satisfaction of the guidelines. Stock ownership levels are required to be achieved by the fifth anniversary of the director’s initial appointment or election to the Board. Until the expected ownership level is achieved, each director is expected to retain at least 50% of any shares obtained through our stock incentive plans. As of April 22, 2024, each of our current non-employee directors is in compliance with the guidelines and each owns stock with a value of at least 5.0x the annual cash retainer for service on the Board.

18

Director Compensation for 2023

Director Compensation for 2023

The following table sets forth the compensation awarded to, earned by, or paid to our directors for the year ended December 31, 2023, other than Ms. Baier whose compensation information is set forth under “Executive Compensation”. Each of the directors included in the table served for the full-year 2023.

Name	Fees Earned or Paid in Cash		Stock Awards (1)(2)	All Other Compensation	Total
Jordan R. Asher	$100,000		$135,001	$–	$235,001
Marcus E. Bromley	$102,000		$135,001	$–	$237,001
Frank M. Bumstead	$117,000	(3)	$135,001	$–	$252,001

Victoria L. Freed	$117,000		$135,001	$–	$252,001

Guy P. Sansone	$200,000	(4)	$135,001	$–	$335,001

Denise W. Warren	$122,000		$135,001	$–	$257,001

Lee S. Wielansky	$117,000		$135,001	$–	$252,001

(1)

Represents the grant date fair value of the annual grant of equity for the previous year served awarded on February 15, 2023, computed in accordance with Accounting Standards Codification 718, Stock Compensation (“ASC 718”) consisting of: 45,763 immediately vested shares for each director. See Note 2 to our Consolidated Financial Statements included in our 2023 Annual Report for a summary of the assumptions made in the valuation of these awards.

(2)

As of December 31, 2023, none of the directors held any unvested stock awards, and the following directors held the number of vested RSUs indicated: Mr. Bromley–65,272; Mr. Bumstead–23,501; Ms. Freed–26,522; and Mr. Sansone–26,522.

(3)

Mr. Bumstead elected to receive vested RSUs in lieu of his cash compensation for service during 2023. The reported amount includes: 9,745 vested RSUs issued on April 1, 2023 for service during the first quarter of 2023 with a grant date fair value of $28,748; 6,812 vested RSUs issued on July 1, 2023 for service during the second quarter of 2023 with a grant date fair value of $28,747; 6,944 vested RSUs issued on October 1, 2023 for service during the third quarter of 2023 with a grant date fair value of $28,748; and 5,283 vested RSUs issued on January 1, 2024 for service during the fourth quarter of 2023 with a grant date fair value of $30,747. Any fractional share amounts were paid in cash.

(4)	Mr. Sansone elected to defer all cash compensation earned for service in 2023 until January 31, 2024 pursuant to the Director Deferred Compensation Plan.

2024 PROXY STATEMENT	19

Executive Officers

The following table sets forth certain information concerning our executive officers as of April 29, 2024. See “Director Nominees” above for biographical information for Ms. Baier.

Name	Age	Position

Lucinda M. Baier	59	President, Chief Executive Officer and Director

George T. Hicks	66	Executive Vice President – Finance and Treasurer

H. Todd Kaestner	68	Executive Vice President – Corporate Development and President – CCRCs

Dawn L. Kussow	50	Executive Vice President and Chief Financial Officer

Jaclyn C. Pritchett	39	Executive Vice President – Human Resources

Benjamin J. Ricci	62	Division Vice President – East

Chad C. White	48	Executive Vice President, General Counsel and Secretary

George T. Hicks became our Executive Vice President – Finance in July 2006, and our Treasurer in January 2016. Prior to July 2006, Mr. Hicks served as Executive Vice President – Finance and Internal Audit, Secretary and Treasurer of American Retirement Corporation (ARC) since September 1993. He had served in various capacities for ARC’s predecessors since 1985, including Chief Financial Officer from September 1993 to April 2003 and Vice President – Finance and Treasurer from November 1989 to September 1993. Mr. Hicks received a bachelor’s degree with distinction in philosophy from Stanford University in 1979 and an M.B.A. in finance from the University of Tennessee in 1982.

H. Todd Kaestner became our Executive Vice President – Corporate Development and President – CCRCs in August 2021. Prior to that, Mr. Kaestner served as our Executive Vice President – Asset Management and Division President – Entry Fee since June 2019 and Executive Vice President – Corporate Development since July 2006. Prior to joining Brookdale, Mr. Kaestner served as Executive Vice President – Corporate Development of American Retirement Corporation since September 1993 and served in various capacities for ARC’s predecessors since 1985, including Vice President – Development from 1988 to 1993 and Chief Financial Officer from 1985 to 1988. Mr. Kaestner is an honors graduate of Vanderbilt University, where he studied economics, and holds an M.B.A. in finance and economics from University of Louisville. Mr. Kaestner also serves on the Tennessee Board of Regents.

Dawn L. Kussow joined Brookdale in March 2007 and has served as Brookdale’s Executive Vice President and Chief Financial Officer since February 2023. She also served as Brookdale’s Interim Chief Financial Officer from August 2022 to October 2022. Ms. Kussow previously served as Senior Vice President and Chief Accounting Officer from January 2016 until January 2023, Vice President and Corporate Controller from February 2014 to January 2016, Senior Director of Financial Reporting from June 2009 until January 2014, and Director of Financial Reporting from March 2007 until May 2009. Ms. Kussow is a Certified Public Accountant. Before joining Brookdale, Ms. Kussow served as Director of Financial Reporting for AON Hewitt from 2005 until 2007 and practiced nine years at Deloitte & Touche, LLP, including an international assignment. She received a B.S. in Accounting from Marquette University. Ms. Kussow also serves as a member of the Finance Committee for the Betty Brinn Children’s Museum.

Jaclyn C. Pritchett joined Brookdale in 2016 and has served as Executive Vice President – Human Resources since March 2022. She previously served as Senior Vice President – Human Resources since January 2021, Senior Vice President – HR Field Operations and Talent Management from October 2020 until January 2021, Vice President of HR Field Operations from March 2019 until October 2020, and in other human resources management roles from 2016 to February 2019. Before joining Brookdale, Ms. Pritchett served as Senior Manager of Leadership Development at Bridgestone Americas. Ms. Pritchett received her B.A. in Psychology from Auburn University, as well as a Master’s

20

Executive Officers

degree in Industrial-Organizational Psychology from Middle Tennessee State University. She currently serves as Executive Sponsor, Leadership Development for Middle Tennessee Society for Human Resource Management.

Benjamin J. Ricci joined Brookdale in August 2013 and has served as Division Vice President of Operations for the East Division since July 2021. He previously served as our Senior Regional Vice President of Operations from 2013 until 2018. Before joining Brookdale, Mr. Ricci was a Regional Vice President of Operations for the New England Region with Horizon Bay. In 2011, he was part of Brookdale’s acquisition of Horizon Bay and became the Regional Vice President of Operations for the Northeast Region. Mr. Ricci has more than 30 years of experience in the Senior Living industry. Mr. Ricci received a Bachelor’s of Science Degree in Business Administration from Providence College. Mr. Ricci has served as the Board Chair of the Rhode Island Assisted Living Association from 2009 to 2011. He has also served on the board of the Massachusetts Assisted Living Association since 2016.

Chad C. White joined Brookdale in February 2007 and has served as our Executive Vice President since January 2018, our General Counsel since March 2017 and our Secretary since March 2013. He previously served as our Senior Vice President and General Counsel from March 2017 until January 2018, our Senior Vice President and Co-General Counsel from July 2014 to March 2017, our Vice President and Co-General Counsel from March 2013 to July 2014, and our Associate General Counsel and Assistant Secretary prior to that. Before joining Brookdale, Mr. White served in legal roles with Dollar General Corporation and Bass, Berry & Sims PLC. Mr. White received his law degree from the Vanderbilt University School of Law where he was elected to the Order of the Coif, and a B.S. in Mass Communication and Political Science from Middle Tennessee State University. He currently serves on the board of directors for Argentum.

2024 PROXY STATEMENT	21

Executive Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis explains the key elements of our executive compensation program and compensation decisions regarding the following named executive officers (NEOs) for 2023:

Name	Position

Lucinda M. Baier	President and Chief Executive Officer

Dawn L. Kussow	Executive Vice President and Chief Financial Officer

Chad C. White	Executive Vice President, General Counsel and Secretary

H. Todd Kaestner	Executive Vice President – Corporate Development and President – CCRCs

George T. Hicks	Executive Vice President – Finance and Treasurer

Steven E. Swain	Former Executive Vice President and Chief Financial Officer

Kevin W. Bowman	Former Executive Vice President – Community Operations

Each of the named executive officers served in the roles indicated for the full-year 2023, except that, Ms. Kussow was appointed to serve as Executive Vice President and Chief Financial Officer effective February 24, 2023; Mr. Swain’s service as Executive Vice President and Chief Financial Officer was terminated without cause effective as of such date; and Mr. Bowman’s service as Executive Vice President – Community Operations was terminated without cause effective January 12, 2023.

22

Compensation Discussion and Analysis

 Executive Compensation Program Highlights

 What We Do

Pay for Performance A significant portion of our NEOs’ target direct compensation is awarded in the form of variable, at-risk compensation based on company performance.

Clawback Policy Clawback policy provides for the mandatory recovery of erroneously awarded performance-based compensation paid as a result of any financial restatement consistent with the requirements of the NYSE.

Caps on Annual Incentive Payouts Payouts under our annual cash incentive plan are capped.

Annual Say on Pay “Say-on-pay” advisory vote conducted annually to solicit stockholders’ views on our executive compensation programs.

Robust Stock Ownership Guidelines Ownership guidelines require our CEO, CFO, and other executive officers to hold stock valued at 5x, 4x, and 3x base salary, respectively.

Annual Risk Assessment The Committee conducts a compensation program risk assessment annually.

 What We Do NOT Do

No Above Median Benchmarking The Committee generally aims to provide target total direct compensation for NEOs that is within or below the market median range identified in the independent compensation consultant’s market study.

No Defined Benefit Plans/SERPs We do not sponsor any defined benefit pension or supplemental executive retirement plans (SERPs).

No Tax Gross Ups Tax gross-ups are not provided except in the limited circumstance of certain relocation expenses.

No Excessive Perquisites Minimal perquisites are provided, other than certain relocation expenses.

No Guaranteed Incentive Compensation Our annual incentive plan and performance-based long-term incentive awards do not have minimum guaranteed payout levels–this compensation is “at risk.”

No Pledging or Hedging Our insider trading policy prohibits all our directors and executive officers from pledging or hedging Brookdale stock.

No Stock Options We have never granted stock options.

2023 Target Total Direct Compensation Mix (1)

(1)

Represents elements of 2023 target total direct compensation and, for other NEOs, the average of such other NEOs’ pay mix elements. See “Summary of 2023 Compensation Program” below for more information.

2024 PROXY STATEMENT	23

Executive Compensation

 Compensation Philosophy

The Compensation Committee (the “Committee”) intends to ensure market-competitive executive compensation opportunities through a program designed to:

•

emphasize pay for performance by linking a significant portion of target total direct compensation to variable, at-risk components measured by our short- and long-term financial performance and other objectives designed to focus executives on key strategic initiatives;

•	align our executives’ long-term interests with those of our stockholders; and

•	attract and retain key executives to execute on our strategy.

In determining the appropriate level and mix of compensation for each executive officer, the Committee takes into account the officer’s experience, scope of responsibility, individual performance, and retention risk; the Committee’s independent consultant’s market compensation studies; management input; internal equity; and other information as it deems necessary and appropriate. No pre-determined weighting is assigned to any factor, and the emphasis placed on a specific factor may vary among executive officers, reflecting market practice, business needs, and retention and succession considerations at the time compensation decisions are made.

24

Compensation Discussion and Analysis

 Principal Elements of Compensation

Our 2023 executive compensation program generally consisted of the following principal elements:

Element	Form	Description	Link to Stockholder Value

Base Salary	Cash	Amount intended to reflect the level and scope of responsibility, experience, and skills of an executive, the individual performance of the executive, retention risks, and competitive market practices.	Assists us in attracting, and encourages retention of, key executives through an amount of fixed income paid throughout the year.

Annual Incentive Plan	Cash	Opportunity is at-risk with no guaranteed payout. For 2023, level of payout tied to achievement of financial objectives (revenue per available unit (“RevPAR”) and Adjusted EBITDA) and strategic objectives (key community leadership retention, resident/family satisfaction, and an ESG-related goal focused on our inclusion and diversity initiatives) as approved by the Committee.	Focuses executives on taking steps necessary to meet expectations set forth in the annual budget and business plan, including for 2023 continuing to recover from the COVID-19 pandemic, attracting, engaging, developing, and retaining the best associates, and driving resident satisfaction, which the Committee believes will in turn drive longer-term performance results.

Long- Term Incentive Awards	50%–Time-Based RSUs	Eligible to vest ratably in four annual installments beginning approximately one year following the grant date, subject to continued employment.	Promotes retention, stock ownership, and alignment of executives’ long-term interests with those of our stockholders.

	50%–Performance-Based RSUs (1)	Opportunity is at-risk with no guaranteed vesting. 75% of the 2023 award is eligible to vest in February 2026 based on year-over-year same community RevPAR growth for 2023, 2024 and 2025, and 25% of the award is eligible to vest in February 2027 based on our 3-year relative total shareholder return (“TSR”) performance. RevPAR is a key performance metric that reflects the impact of both occupancy and rate.	Encourages executives to focus on initiatives that drive growth, including further recovering lost occupancy while maintaining rate discipline, and increasing the market value of our common stock.

(1)

A portion of Ms. Baier’s performance-based long-term incentive awards was a cash-based award due to limitations in the number of shares available for issuance under the terms of the 2014 Omnibus Incentive Plan. See “2023 Compensation Decisions—Long-Term Incentive Awards” below for further information.

2024 PROXY STATEMENT	25

Executive Compensation

Process for Determining Executive Compensation

The Committee’s process for determining executive compensation is outlined below, including the roles of the Committee, results of our annual say-on-pay advisory vote, the Committee’s independent consultant, our management, and our compensation peer group.

Role of the Committee

The Committee, which is comprised solely of independent directors, is responsible for developing, reviewing annually, and administering our compensation program and plans applicable to our executive officers. The Committee meets regularly, typically at least four times per year, to approve all decisions regarding the compensation of our executive officers. Compensation decisions regarding our President and Chief Executive Officer are also approved by the independent members of the Board. The Committee reports on its actions to the full Board following each Committee meeting. In fulfilling its responsibilities with respect to executive compensation, the Committee reviews and approves:

•	Any changes to our executive compensation philosophy;

•	The base salary, levels of incentive-based compensation, and all other compensation or perquisites of our executive officers;

•	The design and framework of our incentive-based compensation plans and awards, including the applicable performance objectives and targets;

•	Levels of achievement under such performance objectives and targets;

•	Updates to our compensation peer group;

•	Any employment agreements or severance arrangements with our executive officers;

•	Clawback policies and any administration thereof; and

•	Compliance with, and any changes to, our officer stock ownership and retention guidelines.

Role of Say-on-Pay Vote

The Committee considers the results of our annual say-on-pay advisory vote and other feedback received from stockholders throughout the year when making executive compensation decisions. At our 2023 annual meeting of stockholders, approximately 98% of the votes cast on the say-on-pay advisory vote were in favor of our executive compensation program, which the Committee believes affirmed our stockholders’ support of our executive compensation approach and provided assurance the program was reasonable and aligned with stockholder expectations. The Committee values the opinions expressed by stockholders and took this level of support into consideration when making decisions in 2024.

Role of Independent Compensation Consultant

As a best practice, the Committee periodically evaluates its selection of an independent compensation consultant. For 2023 executive compensation decisions, the Committee determined to continue to engage F.W. Cook & Co., Inc. (the “Consultant”) as its independent compensation consultant. The Consultant reports directly to the Committee, which has the direct responsibility for appointment, compensation, and oversight of the work of the Consultant. From time to time at the request of the Committee, the Consultant provides recommendations regarding the design and framework of, and amounts awarded under, our executive compensation programs, recommends updates to our compensation peer group and conducts independent market compensation studies using that peer group and other published survey information, attends meetings of the Committee, and communicates with one or more members of the Committee outside of such meetings. For our 2023 compensation programs, the Consultant provided each of these services. The Committee conducted a specific review of its relationship with the Consultant and determined that the Consultant’s work for the Committee did not raise any conflicts of interest, consistent with the guidance provided under the Dodd-Frank Act of 2010 by the SEC and by the NYSE.

26

Compensation Discussion and Analysis

Role of Management

When making compensation decisions, the Committee considers input from our President and Chief Executive Officer and certain of our other executive officers. Such input generally includes providing information and analyses for review and advising the Committee concerning compensation decisions (other than when their own compensation is determined) and the design, framework, and performance objectives of our incentive-based compensation plans and awards. Our President and Chief Executive Officer provides compensation recommendations related to our other executive officers for the Committee’s consideration.

Compensation Peer Group

Typically annually, the Committee reviews and approves a compensation peer group comprised of companies recommended by the Consultant. The compensation peer group data is then used by the Consultant when preparing independent market compensation studies for the Committee. The Committee generally uses such peer group data and the Consultant’s studies:

•	To assess the competitiveness of the target direct compensation and underlying pay mix awarded to our executive officers; and

•	To evaluate the design, framework, and performance objectives of our incentive-based compensation plans and awards.

The Committee, as advised by the Consultant, generally considered base salary and target annual cash compensation within a range of +/- 15%, and target total direct compensation within a range of +/- 20%, of median as reported in the Consultant’s market compensation studies to be competitive. Median compensation rates are one of many factors the Committee considers when determining target pay opportunities for our executive officers. Other factors include the executive’s qualifications, experience, and scope of responsibilities; recruiting considerations; internal pay parity; and Company and individual performance, among others.

The peer group used to inform 2023 target compensation opportunities included 17 companies in the health care facilities, healthcare services, healthcare REIT, hospitality, and restaurant industries. The Committee believes that inclusion of companies from these industries is reflective of the talent market for our business. The peer group companies chosen from the various industries are intended to be reasonably comparable to Brookdale in terms of their revenue, market capitalization, enterprise value, EBITDA, and/or number of employees. For 2023 compensation decisions, the Consultant recommended no updates to our prior-year compensation peer group, which is set forth below.

2023 Peer Group

Acadia Healthcare Company, Inc.	Encompass Health Corporation	Quest Diagnostics Incorporated

Amedisys, Inc.	Hyatt Hotels Corporation	Select Medical Holdings Corporation

Bloomin’ Brands, Inc.	LHC Group, Inc.	The Ensign Group, Inc.

Brinker International, Inc.	National Healthcare Corporation	Universal Health Services, Inc.

Chemed Corporation	Pediatrix Medical Group, Inc.	Welltower Inc.

Community Health Systems, Inc.		Wyndham Hotels & Resorts, Inc.

2024 PROXY STATEMENT	27

Executive Compensation

2023 Compensation Decisions

Summary of 2023 Compensation Program

Annual Compensation Decisions

When making annual executive compensation decisions in February 2023, the Committee considered the Consultant’s market compensation study based on the same peer group adopted by the Committee and, for certain roles, other published survey information, our 2023 business plan, performance objectives under our incentive plans, and the responsibilities and individual performance of each continuing named executive officer. Compensation decisions for Ms. Kussow are discussed separately under “Compensation Arrangements with Ms. Kussow” below.

Following conclusion of this review, the Committee found that Ms. Baier’s target total direct compensation approximated the market median range, including the components of base salary and target long-term incentive opportunities, while her target bonus percentage was below median resulting in target total annual cash at the lower end of the market median range. The Committee determined that the target total direct compensation of Mr. White was within the market median range, and that the target total direct compensation of Mr. Hicks was above the high end of market median range, while his base salary was at the lower end of the market median range. Because Mr. Kaestner’s role is somewhat different than any of the executive roles reflected by the market data, no external comparison was considered. In reviewing Mr. Kaestner’s target total direct compensation, the Committee also took into account his scope of responsibilities and internal pay equity.

The Committee determined to increase Ms. Baier’s base salary by approximately 2% and to increase the base salaries for Messrs. White, Kaestner and Hicks by approximately 2%, 3% and 7%, respectively, due to the factors noted above and individual contributions. The Committee determined not to adjust the target annual incentive awards as a percent of base salary for the named executive officers, other than a marginal increase from 135% to 137% for Ms. Baier. After giving effect to the changes noted above and the changes in target long-term incentive award values reflected in the table below, the Committee determined that the target total direct compensation of each such named executive officer was in the market median range, except for Mr. Hicks who was above the market median range.

The table below sets forth the annual compensation decisions with respect to the continuing named executive officers other than Ms. Kussow. The table excludes the amounts reported in the All Other Compensation column of the Summary Compensation Table (generally employer matching on our 401(k) plan and employer-paid premiums on life and disability insurance).

	2023 Base Salary	Change v. 2022	2023 Target Annual Incentive Opportunity	Change v. 2022	2023 Grant Value of Long- Term Incentive Awards (1)	Change v. 2022 (1)	2023 Target Total Direct Compensation	Change v. 2022

Ms. Baier	$ 990,000	2%	137%	1%	$5,000,001	–%	$7,346,301	1%

Mr. White	$ 475,000	2%	80%	–%	$675,001	4%	$1,530,001	3%

Mr. Kaestner	$ 445,000	3%	80%	–%	$459,999	2%	$1,260,999	3%

Mr. Hicks	$ 295,000	7%	70%	–%	$300,000	–%	$801,500	4%

(1)

The dollar amount of the long-term incentive awards, and the percentage change versus 2022, is based on the grant value of such awards (i.e., the number of RSUs granted at target performance, multiplied by the stock price on the date of grant). Ms. Baier’s long-term incentive awards included $1,806,667 in a cash-based award (at target performance) with the remainder in time- and performance-based RSUs for a total grant value of $5,000,001. See “2023 Compensation Decisions—Long-Term Incentive Awards” below for further information.

28

Compensation Discussion and Analysis

Compensation Arrangements with Ms. Kussow

On January 10, 2023, the Board appointed Ms. Kussow Executive Vice President and Chief Financial Officer effective February 24, 2023, at which time the Committee approved the following compensation arrangements for 2023: (i) an annual base salary of $530,000; (ii) eligibility to participate in the Company’s annual cash incentive program generally applicable to members of management, with the target cash bonus reflecting 80% of her base salary paid during the plan year while serving as Executive Vice President and Chief Financial Officer; and (iii) beginning in 2023, eligibility to receive annual long-term incentive awards under the Company’s 2014 Omnibus Incentive Plan with an aggregate grant date value of $700,000.

In addition, under the terms of her offer letter, Ms. Kussow is eligible for relocation assistance in accordance with our policy to assist her move to the Nashville, Tennessee area if such relocation is requested by the Company. Ms. Kussow has agreed to reimburse us for the full amount of relocation benefits provided to her if she voluntarily terminates her full-time employment prior to the second anniversary of the date she relocates to the Nashville, Tennessee area at the request of the Company.

Prior to February 24, 2023, Ms. Kussow’s compensation arrangement was as follows: (i) an annual base salary of $349,999 and (ii) eligibility to participate in the Company’s annual incentive program, with the target cash bonus reflecting 50% of her base salary paid prior to her service as Executive Vice President and Chief Financial Officer.

Annual Incentive Plan

The named executive officers were eligible to participate in our 2023 annual incentive plan adopted by the Committee in February 2023. The 2023 annual incentive plan continued to be based on company financial and strategic objectives weighted 70% and 30% of target, respectively, and all amounts earned were to be paid out following the end of 2023 but no later than March 15, 2024. Cash amounts payable under the plan were to be determined by the Committee following conclusion of fiscal 2023 based on our results relative to performance targets approved by the Committee. There were no guaranteed payout levels utilized, and the aggregate threshold and maximum payouts were 32.5% and 190%, respectively, of the target opportunity.

For 2023, the financial objectives are our full-year 2023 consolidated portfolio RevPAR and our full-year Adjusted EBITDA, with the target levels of performance generally reflective of our 2023 budget approved by the Board. The Committee approved Adjusted EBITDA as a financial objective for 2023 instead of Facility Operating Income, which had been used in prior years, because Adjusted EBITDA includes general and administrative expenses and is one of the metrics used by management for budgeting and planning purposes, to review the Company’s historic and prospective core operating performance, and to make day-to-day operating decisions. The strategic objectives include retention of key community leadership at our consolidated comparable community portfolio, improvement in resident and family member satisfaction (as reflected by net promoter score (NPS) improvement), and an ESG-related strategic objective focused on our inclusion and diversity initiatives. Such ESG-related objective measured our progress on offering the Brookdale EXPAND program to all communities and completing the program for a selected cohort of a minimum number of communities. The Brookdale EXPAND program is designed to help develop and prepare a diverse cohort of high potential community leaders who have interest in future roles as executive directors of our communities, and is comprised of a six month program that includes community experiences, department/product line rotation, training sessions, leadership assessment, and a capstone.

2024 PROXY STATEMENT	29

Executive Compensation

The table below sets forth the performance objectives, weighting, performance targets, and our actual performance with respect to the 2023 annual incentive plan.

Objective	Weighting	Description and Link to Strategy and Business Plan

RevPAR	40%	RevPAR is a key performance metric that reflects the impact of both occupancy and rate. For purposes of the 2023 annual incentive plan, RevPAR was defined as our resident fee revenue for the consolidated communities portfolio (excluding revenue for private duty services provided to seniors living outside of our communities and entrance fee amortization) for the applicable period, divided by the weighted average number of available units in the portfolio for the period, divided by the number of months for the period. The Board and management use this measure in the budgeting process and when evaluating our results. This measure was intended to focus management on recovering occupancy lost due to the COVID-19 pandemic while maintaining rate discipline. The target levels of performance generally reflected our 2023 budget approved by the Board at the beginning of 2023.	Level	Payout	Target / Actual
			Maximum	200%	$4,798
			Target	100%	$4,658
			Actual	74%	$4,577
			Threshold	25%	$4,425

Adjusted EBITDA (1)	30%	Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/ provision for income taxes, non-operating income/expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For 2023, such other items include non-cash impairment charges, operating lease expense adjustment, non-cash stock-based compensation expense, gain/loss on sale of communities, and transaction and organizational restructuring costs. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. The Board and management use this measure in the budgeting process and when evaluating our results. The target levels of performance generally reflected our 2023 budget approved by the Board and would require management to grow the Company’s Adjusted EBITDA by 45% over 2022 results. During 2023, the Committee approved an equitable adjustment to the Company’s reported actual Adjusted EBITDA solely as a result of an accounting change that was expected to result from consummation of the lease amendments with Welltower Inc. (“Welltower”).	Level	Payout	Target / Actual ($ in MM)
			Maximum	200%	$368
			Actual (2)	127%	$355
			Target	100%	$350
			Threshold	25%	$315

Key Community Leader Retention (FY 2023)	10%	Brookdale’s culture is based on servant leadership, and we believe engaged associates lead to an enhanced resident experience and lower turnover, leading to improved operations. The key community leader retention objective applied to the three key positions at our consolidated comparable communities (executive directors, sales directors, and health and wellness/nursing directors). The target level performance reflected a 100 basis points improvement from our 2022 performance for the 2023 consolidated comparable communities portfolio.	Level	Payout	Target / Actual
			Maximum	200%	65.1%
			Actual	127%	63.3%
			Target	100%	62.6%
			Threshold	25%	61.6%

Resident / Family Satisfaction (FY 2023)	10%	The Committee believed it was appropriate to tie an element of named executive officer compensation to increasing resident and family member satisfaction as the Company continues to recover from the COVID-19 pandemic. The measure is tied to an increase in the Company’s NPS.	Level	Payout	Target / Actual
			Maximum	200%	38
			Target	100%	22
			Actual	25%	14
			Threshold	25%	12

30

Compensation Discussion and Analysis

Objective	Weighting	Description and Link to Strategy and Business Plan
ESG / Diversity-Related Goal	10%

The Committee believed it was appropriate to tie an element of named executive officer compensation to progress on relevant ESG metrics. Given that we are a people-focused organization and one of our key strategies relates to attracting, engaging, developing and retaining the best associates, the Committee believed that a goal focused on our inclusion and diversity initiatives would be the most appropriate measure for 2023. For the 2023 plan, the actual goal was to further deploy the Brookdale EXPAND program (as described above).

The threshold, target and maximum payout level for this goal was 100%, and the achievement of the goal was to be determined by the Committee following completion of the performance period. Following year end, the Committee confirmed that the goal had been achieved and certified payout at target level performance (i.e. 100%).

(1)

Adjusted EBITDA is a financial measure that is not calculated in accordance with generally accepted accounting principles (“GAAP”). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for information on how we calculated Adjusted EBITDA for 2023, including a reconciliation to the closest GAAP financial measure. For purposes of determining targets for bonus opportunities and achievement of such targets for 2023, consolidated Adjusted EBITDA was calculated as described in our Form 10-K. Our actual results were $336 million, as further equitably adjusted by the Compensation Committee in its discretion to exclude the impact of changes in lease classifications a result of the Welltower lease amendments in mid-2023. See note (2).

(2)	Actual results of $336 million were equitably adjusted as described above to give effect to the $19.3 million impact of the Welltower transaction as approved by the Committee.

Long-Term Incentive Awards

For the 2023 executive officer compensation program, the Committee continued awarding all long-term incentive awards for named executive officers in the form of time- and performance-based RSUs, except for Ms. Baier’s award as described below, which also included performance-based cash. For the 2023 awards, the Committee used a 50/50 grant value mix of time- and performance-based full value awards.

The agreements associated with the 2023 long-term incentive awards for the named executive officers contain non-competition, non-solicitation, non-disparagement, and confidentiality covenants and set forth the treatment of such awards in connection with termination of employment and a change in control (as described below under “Potential Payments Upon Termination or Change in Control”). Consistent with the prior year, “double-trigger” acceleration of vesting applies in connection with a change in control. That is, vesting will only accelerate in connection with a change in control if either the awards are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, or the participant experiences a qualifying termination within 12 months after the change in control.

Each RSU is payable in the form of one share of our common stock upon vesting. To the extent we declare cash or stock dividends on our shares of common stock, the RSUs awarded will accrue cash equivalents or shares to be paid only to the extent the underlying RSUs ultimately vest.

Ms. Baier’s 2023 long-term incentive awards consisted of an award of time-based RSUs, an award of performance-based RSUs, and a performance-based cash award that was issued outside of the Company’s 2014 Omnibus Incentive Plan. The target amount of her cash award of $1,806,667 represented approximately 36.1% of her target long-term incentive compensation awarded for 2023, and the remaining approximately 63.9% was awarded in the form of time-based RSUs and performance-based RSUs under the 2014 Omnibus Incentive Plan generally consistent with the prior year, such that 50% of her aggregate 2023 long-term incentive compensation awards consisted of time-based RSUs and the remaining 50% of her aggregate 2023 long-term incentive compensation awards consisted of a combination of performance-based RSUs and the performance-based cash award.

2024 PROXY STATEMENT	31

Executive Compensation

Awards of Time-Based RSUs. The awards of time-based RSUs granted in February 2023 are eligible to vest ratably in four annual installments beginning February 27, 2024, subject to continued employment.

Awards of Performance-Based RSUs. With respect to the awards of performance-based RSUs granted in February 2023, except with respect to Ms. Baier, 75% of the awards are eligible to vest on February 27, 2026 and 25% are eligible to vest on February 27, 2027, in each case subject to continued employment and achievement of performance objectives established by the Committee. Ms. Baier’s performance-based RSUs are eligible to vest on February 27, 2026, subject to continued employment and achievement of performance objectives established by the Committee. With respect to all performance-based RSUs granted in February 2023, the portion of the target award eligible to vest on February 27, 2026 is divided into three equal tranches, each of which are subject to year-over-year same community RevPAR growth for 2023, 2024, and 2025, respectively. The portion of the target award eligible to vest on February 27, 2027 is subject to TSR relative to the companies in the S&P Midcap 400 Index for the three-year period ending December 31, 2025. Achievement at the threshold, target, and maximum or above performance levels will result in vesting of 50%, 100%, and 150% of the RSUs in each tranche, respectively, with vesting percentages to be interpolated for performance between the levels specified in the table below. The weighting, performance objectives, and performance targets for the performance-based RSUs are outlined below.

Performance-Based Cash Award. With respect to Ms. Baier’s target performance-based cash award, approximately 65.4% is eligible to vest on February 27, 2026 and approximately 34.6% is eligible to vest on February 27, 2027, such that, in the aggregate, 75% of Ms. Baier’s target 2023 performance-based RSU award and performance-based cash award is eligible to vest on February 27, 2026 and 25% is eligible to vest on February 27, 2027, in each case subject to continued employment and achievement of performance objectives established by the Committee. The portion of the target award eligible to vest on February 27, 2026 is divided into three equal tranches, each of which are subject to year-over-year same community RevPAR growth for 2023, 2024, and 2025, respectively. The portion of the target award eligible to vest on February 27, 2027 is subject to TSR relative to the companies in the S&P Midcap 400 Index for the three-year period ending December 31, 2025. Performance below the threshold level of achievement for a performance objective will result in forfeiture of the target cash amount for the applicable portion of the award, performance at the threshold level of achievement for a performance objective will result in the vesting of 50% of the applicable target cash amount, performance at the targeted level of achievement will result in the vesting of 100% of the applicable target cash amount, and performance at or above the maximum level of achievement will result in vesting of 150% of the applicable target cash amount, with vesting percentages to be interpolated between the levels.

The following table provides the targeted award amounts of the 2023 time- and performance-based awards.

Performance Objectives		Time-Based RSUs	Performance-Based RSUs (at Target)	Performance-Based Cash (at Target)
See table below for summary of performance objectives and achievement levels of completed performance periods	Ms. Baier	847,458	235,028	$1,806,667
	Ms. Kussow	118,644	118,644	–
	Mr. White	114,407	114,407	–
	Mr. Kaestner	77,966	77,966	–
	Mr. Hicks	50,848	50,847	–

32

Compensation Discussion and Analysis

Performance Objective	Weighting (3)	Description and Link to Strategy and Business Plan	Vesting Date	Performance Targets
2023 year-over-year growth of same community RevPAR (1)	25%	The Committee determined to use year-over-year growth in same community RevPAR to incentivize management to deliver long-term top-line growth by recovering occupancy lost due to the pandemic while maintaining rate discipline. RevPAR is a key performance metric utilized by the Board and management that reflects the impact of both occupancy and rate.	2/27/2026	Level	% of Target RSUs / Cash Vesting	2023 Growth
				Maximum	150%	16.0%
				Target	100%	13.5%
				Actual	58%	11.4%
				Threshold	50%	11.0%

2024 year-over-year growth of same community RevPAR (1)	25%		2/27/2026	Level	% of Target RSUs / Cash Vesting	2024 Growth
				Maximum	150%	12.5%
				Target	100%	10.0%
				Threshold	50%	7.5%

2025 year-over-year growth of same community RevPAR (1)	25%		2/27/2026	Level	% of Target RSUs / Cash Vesting	2025 Growth
				Maximum	150%	9.5%
				Target	100%	7.0%
				Threshold	50%	4.5%

3-Year Relative TSR Compared to S&P Midcap 400 Index Companies (2)	25%

The relative total shareholder return (“TSR”) objective aligns our management’s priorities with those of our stockholders to establish and achieve long-term goals designed to increase the market value of our common stock relative to the constituent companies of a broad-based comparable index of companies.

			2/27/2027	Level	% of Target RSUs / Cash Vesting	Relative TSR Rank
				Maximum	150%	75th %ile
				Target	100%	50th %ile
				Threshold	50%	25th %ile

(1)

For purposes of these awards, same community RevPAR means the average monthly senior housing resident fee revenues per available unit of the same community portfolio as reported in our SEC filings for the applicable performance period. Same community RevPAR is calculated as resident fee revenues, excluding revenue for private duty services provided to seniors living outside our communities and entrance fee amortization, of the same community portfolio for the applicable fiscal year, divided by the weighted average number of available units in the same community portfolio for the applicable fiscal year, divided by twelve.

(2)

3-Year Relative TSR compares our compound annual TSR to the constituent companies of the S&P Midcap 400 index for the period beginning January 1, 2023 and ending December 31, 2025, assuming reinvestment of dividends or distributions. The award agreements provide that no additional RSUs (or cash with respect to Ms. Baier) beyond the target amount will vest and be issued (or paid) on such tranche if our compound annual TSR is negative for the performance period.

(3)

Ms. Baier’s performance-based RSUs are eligible to vest on February 27, 2026, with three tranches weighted one-third each for each of the RevPAR performance objectives, and her performance-based cash award is eligible to vest as follows: $1,181,667 on February 27, 2026 based on actual achievement of each of the three tranches weighted one-third for each of the RevPAR performance objectives and $625,000 on February 27, 2027 based on actual achievement of the TSR performance objective. In the aggregate, 75% of Ms. Baier’s target 2023 performance-based RSU award and performance-based cash award is eligible to vest on February 27, 2026 and 25% is eligible to vest on February 27, 2027.

2024 PROXY STATEMENT	33

Executive Compensation

2023 Tranche Performance

In February 2024, the Committee determined that our 2023 year-over-year growth in same community RevPAR was 11.4%, corresponding to an achievement level of 58% of target for the 2023 tranche of the performance-based long-term incentive awards granted to the named executive officers in 2023. As a result, the named executive officers forfeited the following number of RSUs: Ms. Baier–32,903; Ms. Kussow–12,458; Mr. White–12,012; Mr. Kaestner–8,186; and Mr. Hicks–5,339. Ms. Baier also forfeited $165,434 from her cash award. Earned amounts for the 2023 performance period will vest on February 27, 2026, subject to the executives’ continued employment.

2023 Compensation Results

Summary of Compensation Results

The table below sets forth the amount of compensation earned for 2023 by our named executive officers. The value of restricted shares and RSUs that vested is based on the closing price per share of our stock on the applicable vesting dates. The table excludes the amounts reported in the All Other Compensation column of the Summary Compensation Table (generally certain severance payments for Mr. Swain and Mr. Bowman, employer matching on our 401(k) plan, and employer-paid premiums on life and disability insurance). See “Summary Compensation Table” and “Payments in Connection with Mr. Swain’s Termination” and “Payments in Connection with Mr. Bowman’s Termination” below for a summary of payments made in connection with their respective terminations on February 24, 2023 and January 12, 2023.

	2023 Base Salary Earned	Annual Incentive Earned for 2023(1)	Value of Long Term Incentive Awards that Vested in 2023(2)(3)	Total Compensation Earned

Ms. Baier	$990,000	$1,258,419	$1,367,794	$3,616,213

Ms. Kussow	$516,461	$ 364,997	$ 80,154	$ 961,612

Mr. White	$475,000	$ 352,581	$ 157,817	$ 985,398

Mr. Kaestner	$445,000	$ 330,313	$ 112,611	$ 887,924

Mr. Hicks	$295,000	$ 191,600	$ 108,471	$ 595,071

Mr. Swain	$ 90,769	$ 67,376	$ 455,583	$ 613,728

Mr. Bowman	$ 16,442	$ 12,205	$ 105,880	$ 134,527

(1)	For Mr. Swain and Mr. Bowman, the amount earned was prorated based on the number of days employed during 2023.

(2)

Includes for Ms. Kussow and Mr. Bowman $10,680 and $10,938, respectively, associated with the vesting of the 2023 tranche of time-based cash long-term incentive awards granted to them in February 2021.

(3)	Includes for Mr. Swain and Mr. Bowman 138,475 and 32,626, respectively, outstanding time-based restricted shares and restricted stock units that immediately vested upon their respective terminations.

Annual Incentive Plan Results

As described above, based on our actual results for the year, the Committee determined that we achieved between threshold and target-level performance for the RevPAR-based financial objective under our annual incentive plan and that we achieved between the target-level and maximum performance for the Adjusted EBITDA-based financial objective.

34

Compensation Discussion and Analysis

For the strategic objectives under our annual incentive plan, the Committee determined that we achieved between the target-level and maximum performance for the key community leader retention performance measure, that we achieved at the threshold level of performance for the NPS measure, and that we achieved the target level of performance for the ESG/diversity-related performance measure.

A summary of the achievement and payments to our named executive officers under the 2023 annual incentive plan is provided below. See “2023 Compensation Decisions–Annual Incentive Plan” above for the performance objectives and targets, and our actual performance, for each of the financial and strategic objectives.

	Financial Objectives (70% Weighting)		Strategic Objectives (30% Weighting)		Total

	Achieved	Payout	Achieved	Payout	Achieved	Payout

Ms. Baier	96.5%	$916,497	84.0%	$341,922	92.8%	$1,258,419
Ms. Kussow		$265,826		$99,171		$364,997
Mr. White		$256,784		$95,797		$352,581
Mr. Kaestner		$240,566		$89,747		$330,313
Mr. Hicks		$139,542		$52,058		$191,600
Mr. Swain		$49,070		$18,306		$67,376
Mr. Bowman		$8,889		$3,316		$12,205

Long-Term Incentive Awards Results

Summary of Vesting

During 2023, the named executive officers realized the compensation shown in the table below with respect to vesting of restricted shares, RSUs and cash long-term incentive awards granted prior to 2023. The value of shares or RSUs that vested is based on the closing price per share of our stock on the vesting date. No outstanding performance-based long-term incentive awards previously granted to the named executive officers vested or were eligible to vest in 2023.

	Vesting of Time-Based Restricted Shares and RSUs Granted in 2019–2022		Vesting of Time-Based Cash Awards Granted in 2021	Total Vesting of Restricted Shares, RSUs and Cash Awards in 2023

	No. of Shares / RSUs	Value	Value	No. of Shares / RSUs	Value

Ms. Baier	411,986	$1,367,764	–	411,986	$1,367,764

Ms. Kussow	20,926	$69,474	$10,680	20,926	$80,154

Mr. White	47,535	$157,817	–	47,535	$157,817

Mr. Kaestner	33,919	$112,611	–	33,919	$112,611

Mr. Hicks	32,672	$108,471		32,672	$108,471

Mr. Swain	138,475	$455,583	–	138,475	$455,583

Mr. Bowman	32,626	$94,942	$10,938	32,626	$105,880

2024 PROXY STATEMENT	35

Executive Compensation

Status of Outstanding Performance-Based Awards Granted Prior to 2023

As of December 31, 2023, the named executive officers held the number of performance-based RSUs and performance-based cash awards granted prior to 2023 as outlined below. Vesting of the performance-based awards is subject to continued employment (except with respect to Messrs. Swain and Bowman) and achievement of performance objectives established by the Committee. Performance below the threshold level of achievement has resulted or will result in forfeiture of the applicable tranche, and vesting percentages will be interpolated between the steps shown in the tables below.

2021 Performance-Based Cash Awards

In February 2021, the Committee awarded performance-based cash long-term incentive awards to the named executive officers, with the targeted award amounts listed below.

Performance Objectives	Cash at Target

See table below for summary of performance objectives and achievement levels of completed performance periods	Ms. Baier	$2,765,000
	Ms. Kussow	$42,720
	Mr. White	$322,500
	Mr. Kaestner	$242,500
	Mr. Hicks	$150,000
	Mr. Swain	$962,500
	Mr. Bowman	$43,750

Mr. Bowman also received a similar performance-based cash long-term incentive award in October 2021, with a target award amount of $72,466. Such award was subject to the same performance measures listed below (other than the relative TSR goal) and was eligible to vest on November 19, 2024.

Based on our actual levels of achievement of the resident and associate vaccine acceptance rate goals in 2021 and our actual level of achievement of the year-over-year RevPAR growth goal for 2022 and 2023, the Committee has certified that 62.5% of the targeted cash amount from the 2021 tranche, 150% of the targeted cash amount from the 2022 tranche and 150% of the targeted cash amount from the 2023 tranche was eligible to vest on February 27, 2024 (or will be eligible to vest on November 19, 2024, in the case of Mr. Bowman’s October 2021 award). Based on our actual levels of achievement of the 3-year relative TSR tranche, the Committee certified that 114.8% of the targeted cash amount will be eligible to vest on February 27, 2025. See “Payments in Connection with Mr. Swain’s Termination” and “Payments in Connection with Mr. Bowman’s Termination” below for a summary of the treatment of these awards upon their respective terminations on February 24, 2023 and January 12, 2023.

36

Compensation Discussion and Analysis

Performance Objective	Weighting(1)	Vesting Date	Performance Targets
2021 resident COVID-19 vaccine acceptance rate (50% sub-weighting)	25%	2/27/2024	Level	% of Target Cash Vesting	2021 Resident Vaccine Rate
			Maximum	150%	95%
			Actual	125%	93%
			Target	100%	90%
			Threshold	25%	75%

2021 associate COVID-19 vaccine acceptance rate (50% sub-weighting)		2/27/2024	Level	% of Target Cash Vesting	2021 Associate Vaccine Rate
			Maximum	150%	85%
			Target	100%	75%
			Threshold	25%	60%
			Actual	0%	57%

2022 year-over-year improvement to same community RevPAR(2)	25%	2/27/2024	Level	% of Target Cash Vesting	2022 Growth
			Actual	150%	10.2%
			Maximum	150%	3.5%
			Target	100%	2.5%
			Threshold	50%	1.5%

2023 year-over-year improvement to same community RevPAR(2)	25%	2/27/2024	Level	% of Target Cash Vesting	2023 Growth
			Actual	150%	11.4%
			Maximum	150%	3.5%
			Target	100%	2.5%
			Threshold	50%	1.5%

3-Year Relative TSR Compared to S&P Midcap 400 Index Companies(3)	25%	2/27/2025	Level	% of Target Cash Vesting	Relative TSR Rank
			Maximum	150%	75th %ile
			Actual	114.8%	57.4th %ile
			Target	100%	50th %ile
			Threshold	50%	25th %ile

(1)

Mr. Bowman’s October 2021 award was weighted 33 1/3% between the 2021 vaccine acceptance rate goals, the 2022 RevPAR growth goal and the 2023 RevPAR growth goal and was eligible to vest on November 19, 2024. See “Payments in Connection with Mr. Bowman’s Termination” below for a summary of the treatment of his awards upon his termination on January 12, 2023.

(2)

For purposes of the 2021 awards, same community RevPAR means the average monthly senior housing resident fee revenues per available unit of the same community portfolio as reported in our SEC filings for the applicable performance period. Same community RevPAR is calculated as resident fee revenues, excluding revenue from our former Health Care Services segment, revenue for private duty services provided to seniors living outside our communities, and entrance fee amortization, of the same community portfolio for the applicable fiscal year, divided by the weighted average number of available units in the same community portfolio for the applicable fiscal year, divided by twelve.

2024 PROXY STATEMENT	37

Executive Compensation

(3)

3-Year Relative TSR compares our compound annual TSR to the constituent companies of the S&P Midcap 400 index for the period beginning January 1, 2021 and ending December 31, 2023, assuming reinvestment of dividends or distributions. The award agreements provide that no additional cash beyond the target amount will be paid on such tranche if our compound annual TSR is negative for the performance period.

Based on our actual levels of achievement, the following amounts were paid to the named executive officers in February 2024 and are expected to be paid in February 2025 subject to continued employment (except with respect to Messrs. Swain and Bowman).

	Payout February 2024		Payout February 2025	Total Payout

Ms. Baier	$2,505,781		$793,555	$3,299,336

Ms. Kussow	$38,715		$12,261	$50,976

Mr. White	$292,267		$92,558	$384,825

Mr. Kaestner	$219,767		$69,598	$289,365

Mr. Hicks	$135,937		$43,050	$178,987

Mr. Swain	$511,329		$138,119	$649,448

Mr. Bowman	$74,572	(1)	$6,278	$80,850

(1)	$23,242 paid out in February 2024 and $51,330 to be paid in November 2024.

2022 Performance-Based RSU Awards

In February 2022, the Committee awarded performance-based RSU long-term incentive awards to the named executive officers, with the targeted award amounts listed below.

Performance Objectives	RSUs at Target

See table below for summary of performance objectives and achievement levels of completed performance periods	Ms. Baier	454,546
	Ms. Kussow	7,768
	Mr. White	59,091
	Mr. Kaestner	40,910
	Mr. Hicks	27,273
	Mr. Swain	161,364
	Mr. Bowman	77,273

Based on our actual level of achievement of the year-over-year RevPAR growth goal for 2022 and 2023, the Committee has certified that 105% of the targeted amount from the 2022 tranche and 150% of the targeted amount from the 2023 tranche will be eligible to vest on February 27, 2025. The actual levels of achievement of the 2024 RevPAR tranche and the 3-year relative TSR tranche will be determined following the completion of the performance period ending December 31, 2024. See “Payments in Connection with Mr. Swain’s Termination” and “Payments in Connection with Mr. Bowman’s Termination” below for a summary of the treatment of these awards upon their respective terminations on February 24, 2023 and January 12, 2023.

38

Compensation Discussion and Analysis

Performance Objective	Weighting(1)	Vesting Date	Performance Targets
2022 year-over-year improvement to same community RevPAR(1)	25%	2/27/2025	Level	% of Target RSUs Vesting	2022 Growth
			Maximum	150%	12%
			Actual	105%	10.2%
			Target	100%	10%
				50%	8%
			Threshold	25%	7%

2023 year-over-year improvement to same community RevPAR(1)	25%	2/27/2025	Level	% of Target RSUs Vesting	2023 Growth
			Actual	150%	11.4%
			Maximum	150%	7.5%
			Target	100%	5%
				50%	2.5%
			Threshold	25%	1.25%

2024 year-over-year improvement to same community RevPAR(1)	25%	2/27/2025	Level	% of Target RSUs Vesting	2024 Growth
			Maximum	150%	6%
			Target	100%	4%
				50%	2%
			Threshold	25%	1%

3-Year Relative TSR Compared to S&P Midcap 400 Index Companies(2)	25%	2/27/2026	Level	% of Target RSUs Vesting	Relative TSR Rank
			Maximum	150%	75th %ile
			Target	100%	50th %ile
			Threshold	50%	25th %ile

(1)

For purposes of the 2022 awards, same community RevPAR means the average monthly senior housing resident fee revenues per available unit of the same community portfolio as reported in our SEC filings for the applicable performance period. Same community RevPAR is calculated as resident fee revenues, excluding revenue from our former Health Care Services segment, revenue for private duty services provided to seniors living outside our communities, and entrance fee amortization, of the same community portfolio for the applicable fiscal year, divided by the weighted average number of available units in the same community portfolio for the applicable fiscal year, divided by twelve.

(2)

3-Year Relative TSR compares our compound annual TSR to the constituent companies of the S&P Midcap 400 index for the period beginning January 1, 2022 and ending December 31, 2024, assuming reinvestment of dividends or distributions. The award agreements provide that no additional RSUs beyond the target amount will be paid on such tranche if our compound annual TSR is negative for the performance period.

2024 PROXY STATEMENT	39

Executive Compensation

Based on our actual levels of achievement, the following RSUs are expected to vest with respect to the 2022 and 2023 tranches in February 2025 subject to continued employment (except with respect to Messrs. Swain and Bowman).

RSUs February 2025

Ms. Baier	289,774

Ms. Kussow	4,952

Mr. White	37,671

Mr. Kaestner	26,080

Mr. Hicks	17,388

Mr. Swain	42,358

Mr. Bowman	20,284

Other Compensation Policies

Annual Risk Assessment

In accordance with its charter, the Committee conducts an assessment annually of the relationship between our risk management policies and practices, corporate strategy, and our compensation arrangements. As part of this assessment, the Committee evaluates whether any incentive and other forms of pay encourage unnecessary or excessive risk taking. For our 2023 executive compensation program, the Committee concluded that the program, including the performance objectives and targets used for incentive compensation, is appropriately structured not to encourage unnecessary or excessive risk taking, and that any risks arising from the program are not reasonably likely to have a material adverse effect on us.

Stock Ownership and Retention Guidelines

Our stock ownership and retention guidelines are applicable to certain of our officers, including our named executive officers, and are intended to further align the interests of our executives with those of our stockholders. Our named executive officers are expected to hold a number of shares with a minimum market value expressed as a
Multiple of Base Salary
	Chief Executive Officer	5.0x
	Chief Financial Officer	4.0x
	Executive Vice Presidents	3.0x

multiple of their base salary as shown in the table. Unvested equity awards do not count toward the expected level of ownership, except that the estimated number of after-tax time-based equity awards scheduled to vest within 90 days may be counted towards compliance. The expected level of ownership must be achieved by the fifth anniversary of such officer’s becoming subject to the guidelines. We encourage our executives to retain shares obtained through our equity compensation programs, and until the expected ownership level is achieved the guidelines require each officer to retain at least 50% of after-tax shares obtained through those plans. This retention requirement also applies in situations where an officer has achieved the expected stock ownership level but changes in the market price of our stock or the officer’s base salary result in such officer’s failure to maintain the expected stock ownership level. All of our current named executive officers are in compliance with our stock ownership and retention guidelines and will be expected to retain at least 50% of their after-tax shares obtained through our equity compensation plans until they meet their applicable required holdings.

40

Compensation Discussion and Analysis

Policy on Derivatives, Hedging and Pledging

Our insider trading policy provides that no one subject to the policy, which includes all our directors, officers, employees and their immediate family members and controlled entities, may engage in short sales, puts, calls, or other derivative transactions, or in any hedging or monetization transactions (i.e., prepaid variable forward contracts, equity swaps, collars, and exchange funds), involving our securities. It also provides that our directors and officers may not pledge our securities as collateral for a loan, or hold our securities in a margin account.

Clawback Policies

The Committee has adopted a Clawback and Forfeiture Policy, which applies to our current and former officers as defined in Rule 16a-1 of the Exchange Act, which was amended and restated in 2023 to comply with the new NYSE rules. The policy provides that in the event of any financial restatement of our reported consolidated financial statements, the Committee is required, subject to limited exceptions, to recoup any erroneously awarded incentive-based compensation paid during the three completed fiscal years immediately preceding such restatement. To the extent the Committee determines that any such amount should be recouped, the Committee may seek recovery by, among other things, requiring reimbursement of performance-based compensation previously paid, canceling or rescinding outstanding equity awards, adjusting or withholding unpaid compensation, or setting off against future grants of equity-based awards. The new amended and restated policy became effective October 2, 2023 and applies to incentive-based compensation received on or after that date. This policy was included as an exhibit to our most recently filed Annual Report on Form 10-K.

In addition, the original version of our Clawback and Forfeiture Policy applied to all short-term and long-term cash or equity-based incentive compensation paid, earned, vested, or otherwise awarded based on performance objectives, beginning with the 2020 annual incentive plan and performance-based long-term incentive awards. The original version of the policy provided that in the event of any material financial restatement of our reported consolidated financial statements, or that the Committee otherwise determines that a financial metric used to determine the vesting or payment of any such performance-based compensation was calculated incorrectly in any material respect, the Committee, in its discretion, may require reimbursement of an amount equal to all or a portion of such performance-based compensation previously vested or paid for any performance periods which include any of the three full fiscal years immediately preceding the announcement of any financial restatement or the determination of any inaccuracy regarding calculation of a financial metric. The amount of the recoupment will be determined by the Committee in its discretion, up to the amount of such performance-based compensation previously paid or vested with respect to such officer that is in excess of the performance-based compensation that would have been received based on the correct financial metric or restated results. To the extent the Committee determines that any such amount should be recouped, the Committee may seek recovery by, among other things, requiring reimbursement of performance-based compensation previously paid, canceling or rescinding outstanding equity awards, adjusting or withholding unpaid compensation, or setting off against future grants of equity-based awards.

Our 2014 Omnibus Incentive Plan provides that any award thereunder shall be subject to forfeiture, reduction, or recoupment to the extent provided in our Clawback and Forfeiture Policy or any other future recoupment or clawback policy adopted by us.

The long-term incentive award agreements for awards made in 2020 and after to the named executive officers provide that in the event of a breach by the named executive officer of the non-competition, non-solicitation, non-disparagement, or confidentiality covenants contained in the agreements, we will have the authority to cancel all such outstanding awards, cancel all shares of stock beneficially owned by the named executive officer that were issued in settlement of RSUs within 12 months on or prior to, or at any time after, the termination of the named executive officer’s employment, and recoup from the named executive officer any proceeds from such officer’s sale, transfer, or other disposition of any such cancellable shares or amounts paid under the award during such period.

To the extent the named executive officers are eligible to receive severance pay and benefits under Ms. Baier’s employment agreement and the Severance Policy (as defined below), as applicable, such agreement and policy

2024 PROXY STATEMENT	41

Executive Compensation

provide that any breach of a restrictive covenant applicable to the named executive officer will result in the immediate and permanent cessation of payment of severance pay and benefits, the obligation of the named executive officer to repay to us upon our demand 90% of the amount or cost of such severance pay and benefits, and the obligation of the named executive officer to pay our costs and expenses to enforce such obligation.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) places a limit of $1 million on the amount that a company may deduct in any one year with respect to compensation paid to any “covered employee.” The Committee believes that the interests of our stockholders are best served if it maintains flexibility in compensating executive officers in a manner designed to promote varying corporate goals even though some compensation awards may result in non-deductible compensation expense. In making decisions about executive compensation, the Committee also considers the impact of other tax laws, including Section 409A of the Internal Revenue Code regarding non-qualified deferred compensation and Section 280G of the Internal Revenue Code regarding compensation in connection with a change in control.

Employment Agreement and Severance Policies Applicable to Named Executive Officers

We are party to an amended and restated employment agreement dated November 3, 2021 with Ms. Baier. The employment agreement has a five year term, subject to automatic extensions for additional one year periods, unless either we or Ms. Baier gives written notice to the other party no less than 90 days prior to the expiration of the term that the term will not be extended. The employment agreement provides an initial base salary of $938,000 per year (Ms. Baier’s then current annual base salary), which shall be reviewed annually and may be increased from time to time at the Board’s sole discretion. Ms. Baier’s base salary may not be reduced without Ms. Baier’s approval. Ms. Baier will have an annual cash incentive opportunity target of 135% of cumulative base salary paid during the calendar year (Ms. Baier’s then current annual cash incentive opportunity target), subject to the terms of our annual incentive plan for senior executive officers. At least annually, Ms. Baier will be considered for an award of long-term incentive awards at a level commensurate with her position and in a form and on terms no less favorable than as provided to our other senior executive officers. Any reduction to such long-term incentive awards will be subject to the definition of good reason. We will provide Ms. Baier with basic term life insurance benefits of at least 100% of her base salary at no cost to Ms. Baier. Termination of Ms. Baier’s employment within 30 days of the end of the initial term or any renewal term of the Employment Agreement following the provision of written notice of non-renewal by the Company will be treated as a termination of Ms. Baier’s employment without cause for purposes of the employment agreement and her then outstanding long-term incentive awards. Under her employment agreement, Ms. Baier is entitled to severance payments if her employment is terminated by us without cause or by her for good reason. Severance payments in connection with a change in control are “double trigger,” which requires the occurrence of a change in control followed by termination of employment within 18 months of the change in control by us without cause or by Ms. Baier for good reason. Any payments that are not deductible by us under Section 280G of the Internal Revenue Code will be cut back only to the extent that the cutback results in a better after-tax position for Ms. Baier. The employment agreement contains non-competition, non-solicitation, confidentiality, and mutual non-disparagement covenants. The non-competition restrictions will continue in effect during Ms. Baier’s employment and for one year following termination of employment. The non-solicitation restrictions will continue in effect during her employment and for two years following her termination of employment. The confidentiality and mutual non-disparagement obligations will apply during her employment and thereafter.

Our other continuing named executive officers do not have employment agreements, but are eligible to participate in the Amended and Restated Tier I Severance Pay Policy dated February 10, 2022 (the “Severance Policy”). Under the Severance Policy, the participating named executive officers are entitled to severance payments if their employment is terminated by the Company without cause or, following a change in control, by the executive for good reason. The severance payments under the Severance Policy applicable in connection with a change in control are “double

42

Compensation Discussion and Analysis

trigger,” which require the occurrence of a change in control followed by termination of employment by us without cause or by the executive for good reason. If payments pursuant to the Severance Policy and other arrangements are not deductible by us under Section 280G of the Internal Revenue Code, such payments shall be reduced (or repaid) in order to ensure our deduction of payments in connection with a change in control. Mr. Kaestner and Mr. Hicks are each party to a separate letter agreement with us dated effective as of August 6, 2010, which provides for certain modifications of the Severance Policy as it applies to Mr. Kaestner and Mr. Hicks, described further below.

A detailed description of potential severance payments pursuant to the foregoing employment agreement and the Severance Policy, as well as the effect of certain terminations and a change in control pursuant to outstanding long-term incentive award agreements, is set forth under “Potential Payments Upon Termination or Change in Control” below.

2024 Compensation Decisions

When making annual compensation decisions for 2024, the Committee reviewed the compensation peer group used for 2023 decisions with the Consultant and determined to remove LHC Group, Inc. due to merger and acquisition activity and add Aveanna Healthcare Holdings Inc. and Surgery Partners, Inc. The Consultant completed a market compensation study using this peer group. Following its review of our executive compensation program, the Committee approved the principal elements of compensation of our continuing named executive officers for 2024 as summarized in the table below. Percentage changes from 2023 are based on the compensation arrangements in place as of December 31, 2023.

	2024 Base Salary	Change v. 2023	2024 Target Annual Incentive Opportunity	Change v. 2023	2024 Grant Value of Long- Term Incentive Awards (1)	Change v. 2023 (1)	2024 Target Total Direct Compensation	Change v. 2023

Ms. Baier	$1,020,000	3%	137%	–%	$5,000,003	–%	$7,417,403	1%

Ms. Kussow	$600,000	13%	90%	13%	$1,000,003	43%	$2,140,003	29%

Mr. White	$485,000	2%	80%	–%	$700,002	4%	$1,573,002	3%

Mr. Kaestner	$460,000	3%	80%	–%	$485,003	5%	$1,313,003	4%

Mr. Hicks	$300,000	2%	70%	–%	$300,002	–%	$810,002	1%

(1)

The dollar amount of the long-term incentive awards, and the percentage change versus 2023, is based on the grant value of such awards (i.e., the number of RSUs granted at target performance, multiplied by the stock price on the date of grant).

The 2024 annual incentive plan, as approved by the Committee, continues to be based on company financial and strategic objectives weighted 70% and 30% of target, respectively, and will be measured on an annual basis. All amounts earned will be paid out following the end of the year. For 2024, the financial objectives are our full-year 2024 consolidated portfolio RevPAR and our full-year Adjusted EBITDA, with the target levels of performance generally reflective of our 2024 budget approved by the Board. The strategic objectives include retention of key community leadership at our consolidated comparable community portfolio, improvement in resident and family member satisfaction (as reflected by NPS improvement), and (for Ms. Baier) an ESG-related strategic objective focused on our inclusion and diversity initiatives. Such objective will measure our progress on offering the Brookdale EXPAND program to all communities and completing the program for a selected cohort of a minimum number of communities.

For the 2024 program, all long-term incentive awards to the named executive officers were issued in the form of time-and performance-based RSUs. A 50/50 grant value mix of time-and performance-based RSUs was used for the

2024 PROXY STATEMENT	43

Executive Compensation

named executive officers, consistent with the 2023 program, except that the Committee approved that all long-term incentive awards for the named executive officers would vest over three years instead of four. The performance objectives for the performance-based RSUs include year-over-year same community RevPAR growth for fiscal 2024, 2025, and 2026, weighted 75%, and TSR relative to the companies in the S&P Midcap 400 Index for the three-year period ending December 31, 2026, weighted 25%. Any performance-based RSUs earned from achievement of the RevPAR growth and relative TSR objectives are eligible to vest on February 27, 2027, subject to continued employment. Performance at the threshold level of achievement for a performance objective will result in vesting of 50% for each of the RevPAR growth and relative TSR objectives. Performance at the target and maximum level of achievement will result in vesting of 100% and 150%, respectively, for such objectives. Vesting percentages will be interpolated for performance between the levels. No additional RSUs beyond the target RSUs will be issued on the relative TSR performance objective if our compound annual TSR is negative for the performance period.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading “Compensation Discussion and Analysis” with management and, based on the review and discussions, it has recommended to the Board that the “Compensation Discussion and Analysis” be included herein.

Respectfully submitted by the Compensation Committee of the Board,

COMPENSATION COMMITTEE

Frank M. Bumstead, Chair

Victoria L. Freed

Denise W. Warren

44

Summary Compensation Table for 2023

Summary Compensation Table for 2023

The following summary compensation table sets forth information concerning the compensation earned by, awarded to, or paid to our named executive officers for the periods indicated.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)

Lucinda M. Baier President and Chief Executive Officer	2023	990,000	–	3,193,334	1,258,419	9,254	5,451,007
	2022	975,000	–	5,117,052	545,739	8,098	6,645,889
	2021	938,000	100,000	2,765,005	1,488,391	8,852	5,300,248

Dawn L. Kussow Executive Vice President and Chief Financial Officer	2023	516,461	–	714,533	375,677	6,660	1,613,331
	2022	344,432	36,957	172,891	81,962	6,289	642,531

Chad C. White Executive Vice President, General Counsel and Secretary	2023	475,000	–	689,016	352,581	8,826	1,525,423
	2022	465,000	–	665,217	154,237	6,761	1,291,215
	2021	425,000	73,000	322,502	349,677	7,143	1,177,322

H. Todd Kaestner Executive Vice President – Corporate Development and President – CCRCs	2023	445,000	–	469,550	330,313	8,798	1,253,661
	2022	430,000	–	460,545	142,628	7,267	1,040,440
	2021	390,000	75,000	242,503	320,880	7,596	1,035,979

George T. Hicks Executive Vice President – Finance and Treasurer	2023	295,000	–	306,229	191,600	6,152	798,981

Steven E. Swain Former Executive Vice President and Chief Financial Officer	2023	90,769	–	–	67,376	1,196,323	1,354,468
	2022	590,000	–	1,816,555	244,624	7,858	2,659,037
	2021	575,000	–	962,504	675,847	8,193	2,221,544

Kevin W. Bowman Former Executive Vice President – Community Operations	2023	16,442	–	–	23,143	968,893	1,008,478
	2022	475,000	–	869,901	207,880	73,929	1,626,710
	2021	339,844	–	159,968	253,921	16,847	770,580

(1)

The named executive officers served in the positions noted in the table at all times during the years presented, except that: Mr. Bowman served as Division Vice President – Operations (West Division) before being appointed to serve as Executive Vice President – Community Operations effective October 1, 2021; Mr. Kaestner served as Executive Vice President – Asset Management and Division President – Entry Fee during 2020 and to July 31, 2021; and Ms. Kussow served as Senior Vice President and Chief Accounting Officer for the full year of 2022 and as Interim Chief Financial Officer from August 17, 2022 until October 3, 2022 in connection with a temporary medical leave of absence taken by Mr. Swain during that period. Ms. Kussow was appointed to serve as Executive Vice President and Chief Financial Officer effective February 24, 2023. Mr. Swain’s service as Executive Vice President and Chief Financial Officer was terminated without cause effective as of such date, and Mr. Bowman’s service as Executive Vice President – Community Operations was terminated without cause effective January 12, 2023. Mr. Hicks was not an NEO in 2022 and 2021 and Ms. Kussow was not an NEO in 2021.

(2)

Represents the aggregate grant date fair value of time- and/or performance-based RSUs awarded in 2023 and prior years, in each case computed in accordance with ASC 718. See Note 2 to our Consolidated Financial Statements included in our 2023 Annual Report for a summary of the assumptions made in the valuation of these awards. See footnotes 2 and 6 to the Grants of Plan-Based Awards Table for the grant values of the performance-based RSUs awarded in 2023 assuming maximum levels of performance.

2024 PROXY STATEMENT	45

Executive Compensation

(3)

Represents the payout of each named executive officer’s annual cash incentive opportunity with respect to performance in the applicable year. The 2022 amounts for Ms. Kussow and Mr. Bowman include $10,680 and $10,937, respectively, associated with the vesting of the 2022 tranche of time-based cash long-term incentive awards granted to them in February 2021. The 2023 amounts for Ms. Kussow and Mr. Bowman include $10,680 and $10,938, respectively, associated with the vesting of the 2023 tranche of time-based cash long-term incentive awards granted to them in February 2021.

(4)

For each of the named executive officers, the 2023 amount includes the employer matching contribution to our 401(k) Plan and premiums on Company-provided life and disability insurance. For Mr. Swain and Mr. Bowman, the 2023 amount also includes payments following their respective terminations without cause. See “Payments in Connection with Mr. Swain’s Termination” and “Payments in Connection with Mr. Bowman’s Termination” below for further information.

46

Grants of Plan-Based Awards

Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards made to our named executive officers in 2023. To the extent we declare cash or stock dividends on our shares of common stock, the RSUs awarded will accrue cash equivalents or shares to be paid only to the extent the underlying RSUs ultimately vest. Due to their respective terminations, long-term incentive awards were not made to Mr. Swain and Mr. Bowman.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Ms. Baier	– (1)	440,798	1,356,300	2,576,970

	2/15/2023 (2)				117,514	235,028	352,542		693,333

	2/15/2023 (3)	590,834	1,181,667	1,772,501

	2/15/2023 (4)	312,500	625,000	937,500

	2/15/2023 (5)							847,458	2,500,001

Ms. Kussow	– (1)	127,849	393,380	747,423

	2/15/2023 (2)				44,492	88,983	133,475		262,500

	2/15/2023 (6)				14,831	29,661	44,492		102,034

	2/15/2023 (5)							118,644	350,000

Mr. White	– (1)	123,500	380,000	722,000

	2/15/2023 (2)				42,903	85,805	128,708		253,125

	2/15/2023 (6)				14,301	28,602	42,903		98,391

	2/15/2023 (5)							114,407	337,501

Mr. Kaestner	– (1)	115,700	356,000	676,400

	2/15/2023 (2)				29,237	58,474	87,711		172,498

	2/15/2023 (6)				9,746	19,492	29,238		67,052

	2/15/2023 (5)							77,966	230,000

Mr. Hicks	– (1)	67,113	206,500	392,350

	2/15/2023 (2)				19,068	38,135	57,203		112,498

	2/15/2023 (6)				6,356	12,712	19,068		43,729

	2/15/2023 (5)							50,848	150,002

Mr. Swain	– (1)	23,600	72,615	137,969

Mr. Bowman	– (1)	4,275	13,154	24,992

(1)

Amounts represent the threshold, target, and maximum payout levels under our 2023 annual incentive plan applicable to each named executive officer, as described above. The actual payouts are reported in the Summary Compensation Table as Non-Equity Incentive Plan Compensation for 2023 in the following amounts: Ms. Baier–$1,258,419; Ms. Kussow–$364,997; Mr. White–$352,581; Mr. Kaestner–$330,313; Mr. Hicks–$191,600; Mr. Swain–$67,376; and Mr. Bowman–$12,205.

(2)

Represents performance-based RSUs granted under our 2014 Omnibus Incentive Plan, which are eligible to vest on February 27, 2026, subject to continued employment and the achievement of year-over-year same-community RevPAR growth performance targets for years 2023, 2024 and 2025. Each RSU is payable in the form of one share of our common stock upon vesting. The values of the RSUs reported in the table represent the grant date fair values computed in accordance with ASC 718, which are equivalent to the grant values (i.e., number of RSUs granted at target performance level, multiplied by the closing price on the date of grant). Achievement at the threshold, target, and maximum or above performance

2024 PROXY STATEMENT	47

Executive Compensation

levels will result in vesting of 50%, 100%, and 150% of the target number of RSUs, respectively, and vesting percentages will be interpolated for performance between the levels set forth in the award agreements (as described previously). Failure to achieve the threshold performance level for any tranche will result in forfeiture of all such RSUs in that tranche. The grant values of the awards (i.e., number of RSUs granted multiplied by the closing price on the date of grant) assuming achievement at or above the maximum performance level were: Ms. Baier–$1,039,999; Ms. Kussow–$393,750; Mr. White–$379,687; Mr. Kaestner–$258,747; and Mr. Hicks–$168,747.

(3)

Represents a performance-based cash award to Ms. Baier, which is eligible to vest on February 27, 2026, subject to continued employment and the achievement of year-over-year same-community RevPAR growth performance targets for years 2023, 2024 and 2025. Achievement at the threshold, target, and maximum or above performance levels will result in vesting of 50%, 100%, and 150% of the target cash amount, respectively, and vesting percentages will be interpolated for performance between the levels set forth in the award agreement (as described previously). Failure to achieve the threshold performance level for any tranche will result in forfeiture of the applicable portion of such cash award.

(4)

Represents a performance-based cash award to Ms. Baier, which is eligible to vest on February 27, 2027, subject to continued employment and the achievement of 3-year relative TSR performance targets. Achievement at the threshold, target, and maximum or above performance levels will result in vesting of 50%, 100%, and 150% of the target cash amount, respectively (provided that no additional target cash amount will be issued if our compound annual TSR is negative for the performance period), and vesting percentages will be interpolated for performance between those levels. Failure to achieve the threshold performance level will result in forfeiture of the entire cash amount.

(5)

Represents time-based RSUs granted under our 2014 Omnibus Incentive Plan which are eligible to vest ratably in four annual installments beginning on February 27, 2024, subject to continued employment. Each RSU is payable in the form of one share of our common stock upon vesting.

(6)

Represents performance-based RSUs granted under our 2014 Omnibus Incentive Plan, which are eligible to vest on February 27, 2027, subject to continued employment and the achievement of 3-year relative TSR performance targets. Each RSU is payable in the form of one share of our common stock upon vesting. The values reported in the table represent the grant date fair values computed in accordance with ASC 718, which were 16.6% more than the grant values (i.e., number of RSUs granted at target performance level, multiplied by the closing price on the date of grant). Achievement at the threshold, target, and maximum or above performance levels will result in vesting of 50%, 100%, and 150% of the target number of RSUs, respectively (provided that no additional shares beyond the target number of RSUs will be issued if our compound annual TSR is negative for the performance period), and vesting percentages will be interpolated for performance between those levels. Failure to achieve the threshold performance level will result in forfeiture of all such RSUs. The grant values of the awards (i.e., number of RSUs granted multiplied by the closing price on the date of grant) assuming achievement at or above the maximum performance level were: Ms. Kussow–$131,250; Mr. White–$126,564; Mr. Kaestner–$86,252; and Mr. Hicks–$56,251.

48

Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by each of our named executive officers as of December 31, 2023, with market values of such awards based on $5.82 per share, the closing market price of our stock on December 29, 2023.

		Stock Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Ms. Baier	2/12/2020 (1)	87,003	506,357	–		–

	2/22/2021 (1)	271,612	1,580,782	–		–

	2/10/2022 (1)	340,910	1,984,096	–		–

	2/10/2022 (2)	289,774	1,686,485	227,274	(4)	1,322,735

	2/15/2023 (1)	847,458	4,932,206	–		–

	2/15/2023 (3)	45,438	264,449	78,344	(5)	455,962

Ms. Kussow	2/12/2020 (1)	4,552	26,493	–		–

	2/22/2021 (1)	8,393	48,847	–		–

	2/10/2022 (1)	17,478	101,722	–		–

	2/10/2022 (2)	4,952	28,821	3,884	(4)	22,605

	2/15/2023 (1)	118,644	690,508	–		–

	2/15/2023 (3)	17,203	100,121	74,154	(5)	431,576

Mr. White	2/12/2020 (1)	9,766	56,838	–		–

	2/22/2021 (1)	31,680	184,378	–		–

	2/10/2022 (1)	44,319	257,937	–		–

	2/10/2022 (2)	37,671	219,245	29,547	(4)	171,964

	2/15/2023 (1)	114,407	665,849	–		–

	2/15/2023 (3)	16,589	96,548	71,505	(5)	416,159

Mr. Kaestner	2/12/2020 (1)	6,215	36,171	–		–

	2/22/2021 (1)	23,822	138,644	–		–

	2/10/2022 (1)	30,683	178,575	–		–

	2/10/2022 (2)	26,080	151,786	20,456	(4)	119,054

	2/15/2023 (1)	77,966	453,762	–		–

	2/15/2023 (3)	11,305	65,795	48,730	(5)	283,609

Mr. Hicks	2/12/2020 (1)	5,327	31,003	–		–

	2/22/2021 (1)	14,735	85,758	–		–

	2/10/2022 (1)	20,455	119,048	–		–

	2/10/2022 (2)	17,388	101,198	13,636	(4)	79,362

	2/15/2023 (1)	50,848	295,935	–		–

	2/15/2023 (3)	7,372	42,905	31,780	(5)	184,960

Mr. Swain	2/10/2022 (2)	42,358	246,524	15,219	(4)	88,051

Mr. Bowman	2/10/2022 (2)	20,284	118,053	7,245	(4)	42,166

(1)

Represents time-based RSUs, the vesting of which is subject to continued employment. The awards have vested or are eligible to vest ratably in four annual installments beginning on February 27 in the year following the year of grant.

(2)

Represents performance-based RSUs which are eligible to vest on February 27, 2025 subject to continued employment (except with respect to Messrs. Swain and Bowman) for which the Committee has certified the actual level of achievement of 105% of the targeted amount from the 2022 tranche and 150% of the targeted amount from the 2023 tranche for the year-over-year RevPAR growth goal for 2022 and 2023.

(3)

Represents performance-based RSUs which are eligible to vest on February 27, 2026 subject to continued employment for which the Committee has certified the actual level of achievement of 58% of the targeted amount from the 2023 tranche for the year-over-year RevPAR growth goal for

2024 PROXY STATEMENT	49

Executive Compensation

2023. Upon the Committee’s determination that the target level of performance had not been achieved, the named executive officers forfeited the following number of RSUs on February 15, 2024: Ms. Baier–32,903; Ms. Kussow–12,458; Mr. White–12,012; Mr. Kaestner–8,186; and Mr. Hicks–5,339, which are not reflected in the table above.

(4)

Represents performance-based RSUs with the terms described under “Status of Outstanding Performance-Based Awards Granted Prior to 2023—2022 Performance-Based RSU Awards”. The number of RSUs reported represents the threshold level of performance with respect to RSUs eligible to vest on February 27, 2025 subject to continued employment (except with respect to Messrs. Swain and Bowman) for the 2024 tranche for the year-over-year RevPAR growth goal, and the maximum level of performance with respect to the RSUs eligible to vest February 27, 2026 (subject to continued employment) based on our 3-year relative TSR for the period of January 1, 2022 to December 31, 2024. The number of RSUs reported for the 3-year relative TSR represents the maximum level of performance due to the fact that for the period of January 1, 2022 to December 31, 2023 performance has exceeded the target level of achievement. The final number of RSUs earned will be determined by the Committee following completion of the full three-year performance period.

(5)

Represents performance-based RSUs with the terms described in footnotes 2 and 3 to the Grants of Plan-Based Awards Table. The number of RSUs reported represents the threshold level of performance with respect to the RSUs eligible to vest on February 27, 2026 (subject to continued employment) for the 2024 and 2025 tranches for the year-over-year RevPAR growth goals, and (for all continuing named executive officers other than Ms. Baier) the maximum level of performance with respect to the RSUs eligible to vest on February 27, 2027 (subject to continued employment) based on our 3-year relative TSR performance for the period of January 1, 2023 to December 31, 2025. The number of RSUs reported represents the maximum level of performance due to the fact that for the period of January 1, 2023 to December 31, 2023 performance has exceeded the maximum level of achievement. The final number of RSUs earned will be determined by the Committee following completion of the full respective performance periods.

Stock Vested for 2023

The following table summarizes the vesting of time-based restricted shares and RSUs and the value realized by our named executive officers as a result of such vesting during 2023.

	Stock Awards

	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)

Ms. Baier	411,986	1,367,794

Ms. Kussow	20,926	69,474

Mr. White	47,535	157,817

Mr. Kaestner	33,919	112,611

Mr. Hicks	32,672	108,471

Mr. Swain	138,475	455,583

Mr. Bowman	32,626	94,942

(1)

The value realized is based on the closing market price of the underlying stock on the date the shares vested (or the most recent trading day if such date was not a trading day): February 27, 2023 (Ms. Baier–411,986 shares; Ms. Kussow–20,926 shares; Mr. White–47,535 shares; Mr. Kaestner–33,919 shares; and Mr. Hicks–32,672); February 24, 2023 (Mr. Swain–138,475); and January 12, 2023 (Mr. Bowman–32,626 shares).

Pension Benefits

None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us. The Committee may elect to adopt qualified or non-qualified defined benefit plans in the future if it determines that doing so is in our best interests.

Nonqualified Deferred Compensation

None of our named executive officers participates in or has an accrued benefit in non-qualified defined contribution plans or other non-qualified deferred compensation plans maintained by us. The Committee may elect to adopt non-qualified defined contribution plans or other non-qualified deferred compensation plans in the future if it determines that doing so is in our best interests.

50

Potential Payments Upon Termination or Change in Control

Potential Payments Upon Termination or Change in Control

The following table sets forth potential amounts payable upon termination of employment or a change in control to our continuing named executive officers assuming termination of employment on December 31, 2023, with long-term equity incentive amounts based on $5.82 per share, the closing market price of our stock on December 29, 2023.

Name/Benefit	Voluntary Resignation by Executive ($)	Termination by us for Cause ($)	Termination by us without Cause ($)	Termination by us without Cause following a Change in Control ($)	Termination by Executive for Good Reason ($)	Disability ($)	Death ($)

Ms. Baier

Salary	–	–	1,485,000	1,980,000	1,485,000	–	–

Pro-Rata Bonus (1)	–	–	1,258,419	1,258,419	1,258,419	1,258,419	1,258,419

Severance Bonus	–	–	2,034,450	2,712,600	2,034,450	–	–

PTO	44,816	44,816	44,816	44,816	44,816	44,816	44,816

COBRA	–	–	30,495	30,495	30,495	–	–

Accelerated Vesting of Long-Term Incentive Awards (2)	–	–	8,471,501	18,129,592	8,471,501	8,471,501	8,471,501

Total	44,816	44,816	13,324,681	24,155,922	13,324,681	9,774,736	9,774,736

Ms. Kussow

Salary	–	–	530,000	795,000	–	–	–

Pro-Rata Bonus (1)	–	–	364,997	364,997	–	364,997	364,997

Severance Bonus	–	–	393,380	590,071	–	–	–

PTO	23,993	23,993	23,993	23,993	23,993	23,993	23,993

COBRA	–	–	–	–	–	–	–

Accelerated Vesting of Long-Term Incentive Awards (2)	–	–	444,980	1,609,333	–	444,980	444,980

Total	23,993	23,993	1,757,350	3,383,394	23,993	833,970	833,970

Mr. White

Salary	–	–	475,000	712,500	–	–	–

Pro-Rata Bonus (1)	–	–	352,581	352,581	–	352,581	352,581

Severance Bonus	–	–	380,000	570,000	–	–	–

PTO	21,311	21,311	21,311	21,311	21,311	21,311	21,311

COBRA	–	–	–	–	–	–	–

Accelerated Vesting of Long-Term Incentive Awards (2)	–	–	1,078,943	2,535,968	–	1,078,943	1,078,943

Total	21,311	21,311	2,307,835	4,193,360	21,311	1,452,835	1,452,835

Mr. Kaestner

Salary	–	–	445,000	667,500	445,000	–	–

Pro-Rata Bonus (1)	–	–	330,313	330,313	–	330,313	330,313

Severance Bonus	–	–	356,000	534,000	267,000	–	–

PTO	20,408	20,408	20,408	20,408	20,408	20,408	20,408

COBRA	–	–	17,860	26,789	17,860	–	–

Accelerated Vesting of Long-Term Incentive Awards (2)	–	–	768,005	1,773,472	–	768,005	768,005

Total	20,408	20,408	1,937,586	3,352,482	750,268	1,118,726	1,118,726

2024 PROXY STATEMENT	51

Executive Compensation

Name/Benefit	Voluntary Resignation by Executive ($)	Termination by us for Cause ($)	Termination by us without Cause ($)	Termination by us without Cause following a Change in Control ($)	Termination by Executive for Good Reason ($)	Disability ($)	Death ($)

Mr. Hicks

Salary	–	–	295,000	442,500	295,000	–	–

Pro-Rata Bonus (1)	–	–	191,600	191,600	–	191,600	191,600

Severance Bonus	–	–	206,500	309,750	154,875	–	–

PTO	13,529	13,529	13,529	13,529	13,529	13,529	13,529

COBRA	–	–	27,107	40,660	27,107	–	–

Accelerated Vesting of Long-Term Incentive Awards (2)	–	–	499,872	1,156,148	–	499,872	499,872

Total	13,529	13,529	1,233,608	2,154,187	490,511	705,001	705,001

(1)	The amounts listed in the applicable columns represent the amount payable to the named executive officer under the 2023 annual incentive plan based on our actual performance in 2023.

(2)

The amounts in the applicable columns include accelerated vesting of long-term incentive awards pursuant to the severance terms of the applicable award agreements described below. With respect to the amounts set forth for “Termination by us without Cause”, terminations due to “Disability” and “Death” and, for Ms. Baier, “Termination by Executive for Good Reason,” the reported amounts: (i) include the future vesting amount of the first, second, and third tranches, and 75% of the fourth tranche of the performance-based cash awards granted in 2021 after giving effect to our actual performance for the performance periods ended December 31, 2021, 2022, and 2023; (ii) include the future vesting amount of the first and second tranches of the performance-based RSUs granted in 2022 after giving effect to our actual performance for the performance periods ended December 31, 2022 and 2023; (iii) include the future vesting amount of the first tranche of the performance-based RSUs (and for Ms. Baier, the performance-based cash award) granted in 2023 after giving effect to our actual performance for the performance period ended December 31, 2023; (iv) exclude the potential future vesting of 25% of the fourth tranche (relative TSR objective) of the outstanding 2021 performance-based cash awards, which vests subsequent to December 31, 2023; (v) exclude the potential future vesting of 50% of the fourth tranche (relative TSR objective) of the outstanding 2022 performance-based RSUs, which has a performance period ending subsequent to December 31, 2023; and (vi) exclude the potential future vesting of 25% of the fourth tranche (relative TSR objective) of the outstanding 2023 performance-based RSUs (and for Ms. Baier, the 2023 performance-based cash award), which has a performance period ending subsequent to December 31, 2023. See below for a description of the treatment of certain terminations of employment under the outstanding long-term incentive awards. Assuming threshold level performance for the fourth tranche of the 2022 performance-based cash awards and the fourth tranche of the 2023 performance-based RSUs (and for Ms. Baier, the 2023 performance-based cash award) referenced in (v) and (vi) above, the named executive officers would have been entitled to the following additional amounts for “Termination by us without Cause”, terminations due to “Disability” and “Death” and, for Ms. Baier, “Termination by Executive for Good Reason”: Ms. Baier–$243,465; Ms. Kussow–$24,403; Mr. White–$42,306; Mr. Kaestner–$29,065; and Mr. Hicks–$19,171. Assuming target level performance for the fourth tranche of the 2022 performance-based RSUs and the fourth tranche of the 2023 performance-based RSUs (and for Ms. Baier, the 2023 performance-based cash award) referenced in (v) and (vi) above, the named executive officers would have been entitled to the following additional amounts for “Termination by us without Cause”, terminations due to “Disability” and “Death” and, for Ms. Baier, “Termination by Executive for Good Reason”: Ms. Baier–$486,937; Ms. Kussow–$48,807; Mr. White–$84,605; Mr. Kaestner–$58,124; and Mr. Hicks–$38,336. Assuming maximum level performance for the fourth tranche of the 2022 performance-based RSUs and the fourth tranche of the 2023 performance-based RSUs (and for Ms. Baier, the 2023 performance-based cash award) referenced in (v) and (vi) above, the named executive officers would have been entitled to the following additional amounts for “Termination by us without Cause”, terminations due to “Disability” and “Death” and, for Ms. Baier, “Termination by Executive for Good Reason”: Ms. Baier–$730,402; Ms. Kussow–$73,210; Mr. White–$126,911; Mr. Kaestner–$87,189; and Mr. Hicks–$57,507.

Payments in Connection with Mr. Swain’s Termination

Mr. Swain’s employment was terminated by us without cause effective February 24, 2023. Upon his delivery of an executed waiver and release acknowledging that all restrictive covenants to which he is a party will remain in force for the periods specified, he became eligible to receive severance pay and benefits under the Severance Policy, including the COBRA benefits described below under “Severance Arrangements”. A breach of such covenants will result in the cessation of severance pay and benefits and may result in his being required to repay certain severance pay and benefits already provided as well as certain costs and expenses. Pursuant to the Severance Policy, Mr. Swain was entitled to receive $1,180,000, which represents the sum of his 2023 annual salary of $590,000 and his 2023 target annual bonus opportunity of $590,000, which was paid in equal periodic installments on our regular payroll dates, spanning 12 months. He was also eligible to receive a pro-rata bonus for 2023 to the extent earned under our 2023 annual incentive plan based on the number of days of his service during 2023, which was paid on the regular

52

Potential Payments Upon Termination or Change in Control

payment date in the amount of $67,376 (as described above). In addition, Mr. Swain was paid the amount he earned for 2022 performance under the 2022 Management Incentive Plan ($244,624) and he received a payout of $15,465, representing his paid time off (PTO) balance. Mr. Swain was also eligible to receive outplacement services generally consistent with the outplacement benefits provided to other management-level corporate associates who were impacted by an organizational restructuring in early 2023.

Upon his termination, a total of 138,475 outstanding time-based restricted shares and restricted stock units immediately vested, with all remaining time-based restricted stock units being immediately forfeited. With respect to Mr. Swain’s outstanding 2022 performance-based restricted stock unit awards, 52,444 RSUs remained outstanding following his termination and will be eligible for vesting in the future based on (and subject to) the Company’s performance relative to the performance targets for such award, and 110,937 RSUs were immediately forfeited on the date of his termination. Mr. Swain earned 42,358 RSUs (including 2,017 additional RSUs based on performance above the target level), which will vest in 2025 and has 15,129 RSUs eligible for vesting in the future based on (and subject to) the Company’s performance. With respect to his outstanding 2021 performance-based cash award, a total of $631,640 of the award remained outstanding following his termination and was eligible to vest based on (and subject to) the Company’s performance relative to the performance targets for such awards. Based on our actual levels of achievement of the 2021 and 2022 tranches of the 2021 performance-based cash award, $511,329 vested on February 27, 2024. Based on our actual levels of achievement of the 3-year relative TSR tranche, $138,119 will be eligible to vest on February 27, 2025. A total of $360,937 of the 2021 award was immediately forfeited on the date of his termination. The number of performance-based RSUs and the amount of the performance-based cash award that remain outstanding and eligible for future vesting is based on actual performance for completed performance periods and assumes the target level of performance for performance periods that have not yet been completed.

Payments in Connection with Mr. Bowman’s Termination

Mr. Bowman’s employment was terminated by us without cause effective January 12, 2023. Upon his delivery of an executed waiver and release acknowledging that all restrictive covenants to which he is a party will remain in force for the periods specified, he became eligible to receive severance pay and benefits under the Severance Policy, including the COBRA benefits described below under “Severance Arrangements”. A breach of such covenants will result in the cessation of severance pay and benefits and may result in his being required to repay certain severance pay and benefits already provided as well as certain costs and expenses. Pursuant to the Severance Policy, Mr. Bowman was entitled to receive $950,000, which represents the sum of his 2023 annual salary of $475,000 and his 2023 target annual bonus opportunity of $475,000, which was paid in equal periodic installments on our regular payroll dates, spanning 12 months. He was also eligible to receive a pro-rata bonus for 2023 to the extent earned under our 2023 annual incentive plan based on the number of days of his service during 2023, which was paid on the regular payment date in the amount of $12,205 (as described above). In addition, Mr. Bowman was paid the amount he earned for 2022 performance under the 2022 Management Incentive Plan ($196,943) and he received a payout of $18,269, representing his paid time off (PTO) balance. Mr. Bowman was also eligible to receive outplacement services generally consistent with the outplacement benefits provided to other management-level corporate associates who were impacted by an organizational restructuring in early 2023.

Upon his termination, a total of 32,626 outstanding time-based restricted shares and restricted stock units immediately vested, with all remaining time-based restricted stock units being immediately forfeited. In addition, $10,938 of his outstanding time-based cash award immediately vested and $21,875 of such award was immediately forfeited. With respect to Mr. Bowman’s outstanding 2022 performance-based restricted stock unit awards, 25,114 RSUs remained outstanding following his termination and will be eligible for vesting in the future based on (and subject to) the Company’s performance relative to the performance targets for such award, and 53,125 RSUs were immediately forfeited on the date of his termination. Mr. Bowman earned 20,284 (including 966 additional RSUs based on performance above the target level), which will vest in 2025, and he has 7,245 RSUs eligible for vesting in the future based on (and subject to) the Company’s performance. With respect to his outstanding 2021 performance-based cash awards, a total of $80,040 of the awards remained outstanding following his termination and eligible for

2024 PROXY STATEMENT	53

Executive Compensation

vesting based on (and subject to) the Company’s performance relative to the performance targets for such awards. Based on our actual levels of achievement of the 2021 and 2022 tranches of the 2021 performance-based cash awards, $23,242 vested on February 27, 2024 and $51,330 will be eligible to vest on November 19, 2024. An additional $6,278 will be eligible to vest on February 27, 2025 based on actual levels of achievement of the 3-year relative TSR tranche. A total of $40,562 of the 2021 awards was immediately forfeited on the date of his termination. The number of performance-based RSUs and the amount of the performance-based cash awards that remain outstanding and eligible for future vesting is based on actual performance for completed performance periods and assumes the target level of performance for performance periods that have not yet been completed.

Severance Arrangements

Our employment agreement with Ms. Baier and the Severance Policy provide for severance payments and benefits for certain terminations of employment of our named executive officers. In addition, long-term incentive award agreements with the named executive officers provide for the treatment of outstanding long-term incentive awards upon certain terminations of employment. Summaries of such arrangements are set forth below. Unless otherwise indicated, “cause,” “good reason” and “change in control” are defined in the employment agreement or Severance Policy, as applicable, or with respect to the outstanding long-term incentive award agreements, our 2014 Omnibus Incentive Plan or such long-term incentive award agreements as applicable. In addition to the severance pay and benefits described below, upon any termination of a named executive officer’s employment, the executive will be entitled to receive a payout of up to 80 hours of the executive’s paid time off (PTO) balance. Upon termination of a named executive officer’s employment due to death or disability, our annual incentive plan and Ms. Baier’s employment agreement provide that the annual bonus will be paid to the extend earned, pro-rated based on the number of days employed during the year.

Employment Agreement

Under Ms. Baier’s employment agreement, in the event her employment is terminated by us without cause or by Ms. Baier for good reason, in each case other than within 18 months following a change in control, she will be entitled to: (i) 150% of her base salary and target annual bonus for the year of termination, payable over 18 months; (ii) an annual bonus for the year of termination (to the extent earned under the terms of the bonus plan), pro-rated based on the number of days she was employed, and (iii) if then eligible for, and she elects continuation of health coverage under COBRA, we will pay the employer portion of her COBRA premium payments for 18 months as if she were still an active employee (the “COBRA Benefits”).

In the event Ms. Baier’s employment is terminated by us without cause or by Ms. Baier for good reason, in each case within 18 months following a change in control, she will be entitled to: (i) 200% of her base salary and her target bonus for the year of termination payable in a lump sum upon such termination, (ii) her target annual bonus for the year of termination, pro-rated based on the number of days she was employed, payable in a lump sum upon such termination, and (iii) the COBRA Benefits for 18 months

If Ms. Baier’s employment is terminated by reason of her death or “disability” (as defined in the employment agreement), she (or her beneficiary or estate, as applicable) will be entitled to receive an annual bonus for the year of termination (to the extent earned under the terms of the bonus plan), pro-rated based on the number of days she was employed.

Payments of such severance pay and benefits under the employment agreement are conditioned on Ms. Baier having signed and returned an effective waiver and release of claims in a form satisfactory to us and continuing to comply with all applicable restrictive covenants. She must acknowledge in such release that all restrictive covenants to which she is a party will remain in force for the period specified in such covenants. A breach of such covenants will result in the cessation of severance pay and benefits and may result in her being required to repay certain severance pay and benefits already provided as well as certain costs and expenses.

54

Potential Payments Upon Termination or Change in Control

Termination of Ms. Baier’s employment within 30 days of the end of the initial term or any renewal term of the employment agreement following the provision of written notice of non-renewal by us will be treated as a termination of Ms. Baier’s employment without cause for purposes of the employment agreement and for purposes of any outstanding long-term incentive awards.

With respect to any termination of Ms. Baier’s employment, treatment of outstanding equity awards will be as provided in the applicable award agreement governing such awards, as described below. Any payments that are not deductible by us under Section 280G of the Internal Revenue Code will be cut back only to the extent that the cutback results in a better after-tax position for Ms. Baier.

The employment agreement contains non-competition, non-solicitation, confidentiality, and mutual non-disparagement covenants. The non-competition restrictions will continue in effect during Ms. Baier’s employment and for one year following termination of employment. The non-solicitation restrictions will continue in effect during her employment and for two years following her termination of employment. The confidentiality and mutual non-disparagement obligations will apply during her employment and thereafter. Ms. Baier’s long-term incentive awards also contain non-competition, non-solicitation, confidentiality, and mutual non-disparagement covenants.

Severance Policy

Each of the continuing named executive officers, other than Ms. Baier, participates in the Severance Policy. Messrs. Kaestner and Hicks are party to separate letter agreements with us dated effective as of August 6, 2010, which provide for certain modifications of the Severance Policy as it applies to each of them, described further below. The table below sets forth the severance pay and benefits available under the Severance Policy, as it was amended and restated effective February 10, 2022, for the participating named executive officers assuming a “separation from service” (as defined in the Severance Policy) without cause or, within 18 months following a change in control, without cause or for good reason.

Separation without Cause Not within 18 Months Following Change in Control	Separation without Cause or for Good Reason within 18 Months Following Change in Control

•  100% of base salary and target annual bonus payable over 12 months following separation

•  Pro-rated annual bonus for the year of termination to the extent earned, payable when such bonus would otherwise be due

•  COBRA Benefits for 12 months

•  150% of base salary and target annual bonus payable in a lump sum upon separation

•  Pro-rated target annual bonus for the year of separation payable in a lump sum upon such separation

•  COBRA Benefits for 18 months

Pursuant to Mr. Kaestner and Mr. Hicks’ 2010 respective letter agreements, if either of them separates from service for good reason otherwise than within 18 months following a change in control, each will be eligible to receive 100% of his annual salary and 75% of his target annual bonus payable over 12 months following separation.

Payments of the foregoing severance pay and benefits under the Severance Policy are conditioned upon the executive having signed and returned an effective waiver and release of claims in a form satisfactory to us, the executive having executed and delivered an enforceable non-competition covenant acceptable to the Company with a duration of 12 months following termination of employment, and the executive continuing to comply with all applicable restrictive covenants. The executive must acknowledge in the waiver and release that all restrictive covenants, including the foregoing non-competition covenant and covenants contained in long-term incentive award agreements to which he or she is a party will remain in force for the period specified in such covenants. A breach of such covenants will result in the cessation of severance pay and benefits and may result in such executive’s being

2024 PROXY STATEMENT	55

Executive Compensation

required to repay certain severance pay and benefits already provided as well as certain costs and expenses. If payments pursuant to the Severance Policy are not deductible by us under Section 280G of the Internal Revenue Code, such payments shall be reduced (or repaid) in order to ensure our deduction of payments in connection with a change in control.

Outstanding Long-Term Incentive Award Agreements

Time-Based Long-Term Incentive Awards Granted in 2021 to 2024

With respect to time-based RSUs granted in 2021 to 2024: (i) if an executive’s employment is terminated by us without cause or due to death or disability (or with respect to Ms. Baier’s awards, by her for good reason as defined in her employment agreement), the next tranche of unvested RSUs will vest upon such termination and be settled within 30 days, and the remaining outstanding RSUs will immediately be forfeited; provided that such acceleration upon termination due to disability will not apply unless the executive provided services on at least one day in the one-year period immediately preceding the vesting date of such next tranche; (ii) upon the occurrence of a change in control in which the outstanding RSUs are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding RSUs immediately prior to the change in control, such outstanding RSUs will vest and be settled upon consummation of the change in control; and (iii) in the event an executive’s employment is terminated by us without cause or by the executive for good reason (as defined in Ms. Baier’s employment agreement or the Severance Policy, as applicable) within 12 months following a change in control in which such outstanding RSUs were assumed, continued, or substituted, all RSUs outstanding at the time of such termination will vest upon such termination and be settled within 30 days. Ms. Kussow’s and Mr. Bowman’s time-based cash awards granted in 2021 included the same general treatment for applicable terminations of employment. In addition, with respect to time-based RSUs granted beginning in 2024 to the continuing NEOs, if an executive who is age 60 years or older and has five (5) years of service with the Company provides no less than six (6) months written notice to the Company of their anticipated retirement, any unvested RSUs outstanding on the date of retirement will continue to vest (without the requirement of continued employment) as follows: (i) for a retirement date prior to the first anniversary of the date of grant, unvested RSUs will continue to vest on each annual vesting date in a pro rata amount equal to the percentage of full months employed since the grant date divided by 12 (with the remaining unvested RSUs immediately forfeited on the retirement date) and (ii) for a retirement date that occurs on or after the first anniversary of the date of grant, 100% of the unvested RSUs will continue to vest on each annual vesting date.

Performance-Based Cash Awards Granted in 2021

With respect to performance-based cash awards granted in 2021 for which the first three tranches were eligible to vest on February 27, 2024 and the fourth tranche is eligible to vest on February 27, 2025, if an executive’s employment is terminated by us without cause or due to death or disability (or with respect to Ms. Baier’s award, by her for good reason as defined in her employment agreement), the following percentages of the applicable tranches that are outstanding effective on the date of such termination of employment shall remain outstanding following such termination and shall be eligible to vest (including any additional cash amounts resulting from our performance) subject to the achievement of the applicable performance criteria: 100% of the first tranche and 25% of the fourth tranche for such termination that had occurred on or prior to February 27, 2022; 100% of the first tranche and second tranche, and 50% of the fourth tranche, for such termination that occurred after February 27, 2022 and on or prior to February 27, 2023; 100% of the first tranche, second tranche, and third tranche, and 75% of the fourth tranche, for such termination that occurred after February 27, 2023 and on or prior to February 27, 2024; and 100% of the fourth tranche for such termination that occurs after February 27, 2024. However, with respect to termination of employment due to disability, if the executive did not provide services on at least one day in the one-year period immediately preceding the later date of the applicable clause above, then the treatment of the outstanding tranches will be as set forth in the earlier clause for which the executive provided services at least one day in the one-year period immediately preceding the later date set forth in such clause. Mr. Bowman’s performance-based cash award granted on October 28, 2021 was eligible to vest on November 19, 2024 and did not include the fourth tranche.

56

Potential Payments Upon Termination or Change in Control

Pursuant to his award, if his employment was terminated by us without cause or due to death or disability (subject to the provisions noted above regarding disability), the following percentages of the applicable tranches that are outstanding effective on the date of such termination of employment shall remain outstanding following such termination and shall be eligible to vest (including any additional cash amounts resulting from our performance) subject to the achievement of the applicable performance criteria: 100% of the first tranche for such termination that had occurred on or prior to November 19, 2022; 100% of the first tranche and second tranche for such termination that occurred after November 19, 2022 and on or prior to November 19, 2023; and 100% of the first tranche, second tranche, and third tranche for such termination that occurred after November 19, 2023 and on or prior to November 19, 2024.

Under the terms of such outstanding awards, upon the occurrence of a change in control in which the outstanding awards are not assumed, continued, or substituted with an award on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, such outstanding awards will vest and be settled upon consummation of the change in control. If such outstanding awards are so assumed, continued, or substituted, the amount of then outstanding awards will continue to vest conditioned only upon continued employment. With respect to such assumed, continued, or substituted awards, in the event an executive’s employment is terminated by us without cause or by the executive for good reason (as defined in Ms. Baier’s employment agreement or the Severance Policy, as applicable) within 12 months following a change in control, all awards outstanding at the time of such termination will vest upon such termination and be settled within 30 days. The amount of outstanding cash with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

Performance-Based RSUs Granted in 2022

With respect to performance-based RSUs granted in 2022, for which the first three tranches are eligible to vest on February 27, 2025 and the fourth tranche is eligible to vest on February 27, 2026, if an executive’s employment is terminated by us without cause or due to death or disability (or with respect to Ms. Baier’s award, by her for good reason as defined in her employment agreement), the following percentages of the applicable tranches that are outstanding effective on the date of such termination of employment shall remain outstanding following such termination and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria: 100% of the first tranche and 25% of the fourth tranche for such termination that occurred on or prior to February 27, 2023; 100% of the first tranche and second tranche, and 50% of the fourth tranche, for such termination that occurred after February 27, 2023 and on or prior to February 27, 2024; 100% of the first tranche, second tranche, and third tranche, and 75% of the fourth tranche, for such termination that occurs after February 27, 2024 and on or prior to February 27, 2025; and 100% of the fourth tranche for such termination that occurs after February 27, 2025. However, with respect to termination of employment due to disability, if the executive did not provide services on at least one day in the one-year period immediately preceding the later date of the applicable clause above, then the treatment of the outstanding tranches will be as set forth in the earlier clause for which the executive provided services at least one day in the one-year period immediately preceding the later date set forth in such clause.

Under the terms of such outstanding awards, upon the occurrence of a change in control in which the outstanding awards are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, such outstanding awards will vest and be settled upon consummation of the change in control. If such outstanding awards are so assumed, continued, or substituted, the amount of then outstanding awards will continue to vest conditioned only upon continued employment. With respect to such assumed, continued, or substituted awards, in the event an executive’s employment is terminated by us without cause or by the executive for good reason (as defined in Ms. Baier’s employment agreement or the Severance Policy,

2024 PROXY STATEMENT	57

Executive Compensation

as applicable) within 12 months following a change in control, all awards outstanding at the time of such termination will vest upon such termination and be settled within 30 days. The number of outstanding RSUs with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

Performance-Based RSUs Granted to Ms. Baier in 2023

With respect to performance-based RSUs granted in 2023 to Ms. Baier, for which all three tranches are eligible to vest on February 27, 2026, if Ms. Baier’s employment is terminated by us without cause or due to death or disability or by her for good reason (as defined in her employment agreement), the following percentages of the applicable tranches that are outstanding effective on the date of such termination of employment shall remain outstanding following such termination and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria: 100% of the first tranche for such termination that occurred on or prior to February 27, 2024; 100% of the first tranche and second tranche for such termination that occurs after February 27, 2024 and on or prior to February 27, 2025; and 100% of the first tranche, second tranche, and third tranche for such termination that occurs after February 27, 2025 and on or prior to February 27, 2026. However, with respect to termination of employment due to disability, if Ms. Baier did not provide services on at least one day in the one-year period immediately preceding the later date of the applicable clause above, then the treatment of the outstanding tranches will be as set forth in the earlier clause for which Ms. Baier provided services at least one day in the one-year period immediately preceding the later date set forth in such clause.

Under the terms of such outstanding award, upon the occurrence of a change in control in which the outstanding award is not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding award immediately prior to the change in control, such outstanding award will vest and be settled upon consummation of the change in control. If such outstanding award is so assumed, continued, or substituted, the amount of then outstanding award will continue to vest conditioned only upon continued employment. With respect to such assumed, continued, or substituted award, in the event Ms. Baier’s employment is terminated by us without cause or by her for good reason (as defined in her employment agreement) within 12 months following a change in control, the award outstanding at the time of such termination will vest upon such termination and be settled within 30 days. The number of outstanding RSUs with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

Performance-Based Cash Award Granted to Ms. Baier in 2023

With respect to the performance-based cash award granted to Ms. Baier in 2023 for which the first three tranches are eligible to vest on February 27, 2026 and the fourth tranche is eligible to vest on February 27, 2027, if Ms. Baier’s employment is terminated by us without cause or due to death or disability or by her for good reason (as defined in her employment agreement), the following percentages of the applicable tranches that are outstanding effective on the date of such termination of employment shall remain outstanding following such termination and shall be eligible to vest (including any additional cash amounts resulting from our performance) subject to the achievement of the applicable performance criteria: 100% of the first tranche and 25% of the fourth tranche for such termination that occurred on or prior to February 27, 2024; 100% of the first tranche and second tranche, and 50% of the fourth tranche, for such termination that occurs after February 27, 2024 and on or prior to February 27, 2025; 100% of the first tranche, second tranche, and third tranche, and 75% of the fourth tranche, for such termination that occurs after February 27, 2025 and on or prior to February 27, 2026; and 100% of the fourth tranche for such termination that occurs after February 27, 2026. However, with respect to termination of employment due to disability, if Ms. Baier did

58

Potential Payments Upon Termination or Change in Control

not provide services on at least one day in the one-year period immediately preceding the later date of the applicable clause above, then the treatment of the outstanding tranches will be as set forth in the earlier clause for which Ms. Baier provided services at least one day in the one-year period immediately preceding the later date set forth in such clause.

Under the terms of such outstanding award, upon the occurrence of a change in control in which the outstanding award is not assumed, continued, or substituted with an award on the same terms and conditions that were applicable to the outstanding award immediately prior to the change in control, such outstanding award will vest and be settled upon consummation of the change in control. If such outstanding award is so assumed, continued, or substituted, the amount of then outstanding award will continue to vest conditioned only upon continued employment. With respect to such assumed, continued, or substituted award, in the event Ms. Baier’s employment is terminated by us without cause or by her for good reason (as defined in her employment agreement) within 12 months following a change in control, the award outstanding at the time of such termination will vest upon such termination and be settled within 30 days. The amount of outstanding cash with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

Performance-Based RSUs Granted to Named Executive Officers (other than Ms. Baier) in 2023

With respect to performance-based RSUs granted in 2023 to the continuing named executive officers (other than Ms. Baier), for which the first three tranches are eligible to vest on February 27, 2026 and the fourth tranche is eligible to vest on February 27, 2027, if an executive’s employment is terminated by us without cause or due to death or disability, the following percentages of the applicable tranches that are outstanding effective on the date of such termination of employment shall remain outstanding following such termination and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria: 100% of the first tranche and 25% of the fourth tranche for such termination that occurred on or prior to February 27, 2024; 100% of the first tranche and second tranche, and 50% of the fourth tranche, for such termination that occurs after February 27, 2024 and on or prior to February 27, 2025; 100% of the first tranche, second tranche, and third tranche, and 75% of the fourth tranche, for such termination that occurs after February 27, 2025 and on or prior to February 27, 2026; and 100% of the fourth tranche for such termination that occurs after February 27, 2026. However, with respect to termination of employment due to disability, if the executive did not provide services on at least one day in the one-year period immediately preceding the later date of the applicable clause above, then the treatment of the outstanding tranches will be as set forth in the earlier clause for which the executive provided services at least one day in the one-year period immediately preceding the later date set forth in such clause.

Under the terms of such outstanding awards, upon the occurrence of a change in control in which the outstanding awards are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, such outstanding awards will vest and be settled upon consummation of the change in control. If such outstanding awards are so assumed, continued, or substituted, the amount of then outstanding awards will continue to vest conditioned only upon continued employment. With respect to such assumed, continued, or substituted awards, in the event an executive’s employment is terminated by us without cause or by the executive for good reason (as defined in the Severance Policy) within 12 months following a change in control, all awards outstanding at the time of such termination will vest upon such termination and be settled within 30 days. The number of outstanding RSUs with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

2024 PROXY STATEMENT	59

Executive Compensation

Performance-Based RSUs Granted to Named Executive Officers in 2024

With respect to performance-based RSUs granted in 2024 to the continuing named executive officers, for which all four tranches are eligible to vest on February 27, 2027, if an executive’s employment is terminated by us without cause or due to death or disability (or with respect to Ms. Baier’s award, by her for good reason as defined in her employment agreement), the following percentages of the applicable tranches that are outstanding effective on the date of such termination of employment shall remain outstanding following such termination and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria: 100% of the first tranche and 33.33% of the fourth tranche for such termination that occurs on or prior to February 27, 2025; 100% of the first tranche and second tranche, and 66.67% of the fourth tranche, for such termination that occurs after February 27, 2025 and on or prior to February 27, 2026; and 100% of all of the tranches, for such termination that occurs after February 27, 2026. However, with respect to termination of employment due to disability, if the executive did not provide services on at least one day in the one-year period immediately preceding the later date of the applicable clause above, then the treatment of the outstanding tranches will be as set forth in the earlier clause for which the executive provided services at least one day in the one-year period immediately preceding the later date set forth in such clause.

Under the terms of such outstanding awards, upon the occurrence of a change in control in which the outstanding awards are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, such outstanding awards will vest and be settled upon consummation of the change in control. If such outstanding awards are so assumed, continued, or substituted, the amount of then outstanding awards will continue to vest conditioned only upon continued employment. With respect to such assumed, continued, or substituted awards, in the event an executive’s employment is terminated by us without cause or by the executive for good reason (as defined in Ms. Baier’s employment agreement or the Severance Policy) within 12 months following a change in control, all awards outstanding at the time of such termination will vest upon such termination and be settled within 30 days. The number of outstanding RSUs with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

In addition, with respect to performance-based RSUs granted beginning in 2024 to the continuing named executive officers, if an executive who is age 60 years or older and has five (5) years of service with the Company provides no less than six (6) months written notice to the Company of their anticipated retirement, the following percentages of the applicable tranches that are outstanding effective on the date of such retirement shall remain outstanding following such retirement and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria: for a retirement that occurs prior to the first anniversary of the date of grant, a percentage equal to the number of full months worked since the grant date divided by 12 (with the remaining percentage of the tranches to be forfeited upon retirement) and for a retirement that occurs on or after the first anniversary of the date of grant, 100% of the tranches.

Definitions of Change in Control, Cause and Good Reason

Under Ms. Baier’s employment agreement, the Severance Policy, and our 2014 Omnibus Incentive Plan, a “change in control” shall be deemed to have occurred if (a) any person becomes the beneficial owner of securities representing fifty percent (50%) or more of the combined voting power of our outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from us or any of our affiliates); (b) if the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who were directors on June 5, 2014 and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors) whose appointment or election by the Board or nomination

60

Potential Payments Upon Termination or Change in Control

for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on June 5, 2014 or whose appointment, election or nomination for election was previously so approved or recommended; (c) we or any of our subsidiaries merge or consolidate with any other corporation, except when the individuals who comprise the Board immediately prior to the transaction constitute at least a majority of the Board of Directors of the surviving entity (or its ultimate parent); or (d) our stockholders approve a plan of liquidation or dissolution or we complete the sale of all or substantially all of our assets (other than a sale to an entity, at least fifty percent (50%) of the combined voting power of the securities of which are owned by our stockholders after the transaction in substantially the same proportions as their ownership of us prior to the transaction, or other than a sale immediately following which the individuals who comprise the Board immediately prior to the transaction constitute at least a majority of the Board of Directors of the entity to which the assets are sold (or its ultimate parent)). In any event, a “change of control” shall not be deemed to have occurred by virtue of the consummation of any transaction (or series of integrated transactions) immediately following which our stockholders prior to the transaction(s) continue to have substantially the same proportionate ownership in any entity which owns all or substantially all of the assets of the us immediately following such transaction(s).

Under Ms. Baier’s employment agreement and the Severance Policy, “cause” means (a) conviction of, guilty plea concerning or confession of any felony; (b) any act of fraud, theft or embezzlement committed by the executive in connection with our or our subsidiaries’ business; (c) any material breach of any reasonable and lawful rule or directive; (d) the gross or willful neglect of duties or gross misconduct by the executive; or (e) the habitual use of drugs or habitual, excessive use of alcohol to the extent that any of such uses in the Board’s good faith determination materially interferes with the performance of the executive’s duties. For purposes of Ms. Baier’s employment agreement, “cause” is also defined to include any material breach by Ms. Baier of the agreement, after notice and opportunity to cure. Under the 2014 Omnibus Incentive Plan, unless otherwise defined in an employment agreement applicable to the executive, “cause” means the continued failure of the executive to substantially perform his or her duties and obligations, the executive’s fraud or material dishonesty against us, or the executive’s conviction or plea of guilty or nolo contendere for the commission of a felony or a crime involving material dishonesty.

Under Ms. Baier’s employment agreement and the Severance Policy, “good reason” means the occurrence, without the executive’s written consent, of any of the following circumstances, unless such circumstances are fully corrected by us within thirty (30) days following written notice by the executive that he or she intends to terminate employment for one of the reasons set forth below: (i) the failure by us to pay to the executive any portion of his or her base salary or bonus within thirty (30) days of the date such compensation is due; (ii) the relocation of the executive’s principal office to a location outside a fifty (50) mile radius from the executive’s present principal office location; or (iii) the executive is assigned duties, compensation or responsibilities that are materially and significantly reduced with respect to the scope or nature of his or her duties, compensation and/or responsibilities. For purposes of Ms. Baier’s employment agreement, “good reason” is also defined to include any material breach by us of the agreement.

Compensation Committee Interlocks and Insider Participation

During 2023, Mses. Freed and Warren and Mr. Bumstead served on the Committee. None of these persons has at any time been an officer or employee of us or any of our subsidiaries. In addition, there are no relationships among our executive officers, members of the Committee or entities whose executives serve on the Board or the Committee that require disclosure under applicable SEC regulations.

2024 PROXY STATEMENT	61

Executive Compensation

Pay Ratio

For 2023, the ratio of the total annual compensation of Ms. Baier as reported in the “Total” column of the Summary Compensation Table ($5,451,007) to the median of the annual total compensation of all of our other employees was 185:1. The median of the annual total compensation of our employees, other than Ms. Baier, including part-time employees, was $29,399 for 2023. We identified the median employee using our employee population of approximately 36,000 employees as of December 31, 2023, approximately 30% of whom were part-time. In accordance with SEC rules for calculating the ratio, we did not make any full-time equivalent adjustments to compensation of our part-time employees or any adjustments to Ms. Baier’s compensation to reflect amounts actually earned, or not earned, for 2023 performance.

Consistent with the prior year, to identify the median employee, we used amounts reported in box 5 of wage statements on Form W-2 as our consistently applied compensation measure. We then calculated the annual total compensation for the identified employee in accordance with the requirements of the Summary Compensation Table (including matching contributions to our 401(k) Plan and premiums on Company-provided life and disability insurance). For the 2023 pay ratio calculations, as allowed by SEC rules, we use the same methodology used for 2022 to make annualized adjustments to compensation for full-time and part-time employees who only served a partial year as a result of joining the Company during 2023.

62

Pay Versus Performance Disclosure

Pay Versus Performance Disclosure
In accordance with SEC rules, we prepared the analysis set forth below of the relationship between the compensation actually paid to our CEO and other named executive officers, and certain financial performance measures over the last four fiscal years.
Pay versus Performance Disclosure Table

Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Average Summary Compensation Table Total for Non-CEO NEOs (1)	Average Compensation Actually Paid to Non-CEO NEOs (2)	Value of Initial Fixed $100 Investment Based On:			RevPAR
					Total Shareholder Return (3)	Peer Group Total Shareholder Return (3)	Net Income (Loss) (in ‘000s)

2023	$5,451,007	$12,772,899	$1,259,057	$1,636,071	$80.06	$143.18	$(189,070)	$4,577

2022	$6,645,889	$3,002,581	$1,451,986	$902,745	$37.55	$140.29	$(238,340)	$4,113

2021	$5,300,248	$5,953,982	$1,249,993	$1,123,296	$70.98	$143.09	$(99,364)	$3,734

2020	$7,087,470	$721	$2,009,592	$820,165	$60.93	$113.44	$81,945	$3,917

(1)	The CEO for each year reported was Ms. Baier. The other named executive officers, or NEOs, for each year reported are as follows:

•	2023: Ms. Kussow and Messrs. White, Kaestner, Hicks, Swain and Bowman

•	2022: Ms. Kussow and Messrs. White, Kaestner, Swain and Bowman

•	2021: Messrs. Swain, Bowman, White and Kaestner and Cindy R. Kent

•	2020: Messrs. Swain and White, Ms. Kent and Mary Sue Patchett

(2)
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine compensation actually paid as reported in the Pay versus Performance Disclosure Table above. The following table details the applicable adjustments that were made to determine compensation actually paid (all amounts are averages for the NEOs other than the CEO):

Year		Deduct Amount of “Stock Awards” from Summary Compensation Table	Increase for Fair Value at Year-End of Unvested Awards Granted During the Year	Change in Fair Value at Year-End from Prior Year-End of Unvested Awards Granted in Prior Years	Change in Fair Value as of Vesting Date from Prior Year-End of Awards Granted in Prior Years that Vested During the Year	Decrease for Prior Year-End Fair Value of Awards Granted in Prior Years that Forfeited During the Year	Total Adjustments

2023	CEO	$(3,193,334)	$6,053,858	$4,218,296	$243,072	$-	$7,321,892
	Other NEOs	$(363,221)	$687,502	$256,567	$27,183	$(231,017)	$377,014

2022	CEO	$(5,117,052)	$2,602,447	$(1,844,384)	$715,681	$-	$(3,643,308)
	Other NEOs	$(797,022)	$405,143	$(226,194)	$68,832	$-	$(549,241)

2021	CEO	$(2,765,005)	$2,803,031	$174,856	$440,852	$-	$653,734
	Other NEOs	$(462,496)	$338,623	$19,200	$50,293	$(72,317)	$(126,697)

2020	CEO	$(4,939,153)	$1,848,813	$(3,833,352)	$(163,057)	$-	$(7,086,749)
	Other NEOs	$(1,083,293)	$415,058	$(491,102)	$(30,090)	$-	$(1,189,427)

2024 PROXY STATEMENT	63

Executive Compensation

(3)
TSR is determined based on the market value on December 31 of the year reported of an initial fixed investment of $100 on December 31, 2019. The peer group TSR represents the TSR of the S&P Health Care index.

As described above in “Executive Compensation—Compensation Discussion & Analysis,” the Company utilizes several performance measures to align executive compensation with Company performance, not all of which are presented in this pay versus performance disclosure. The graphs below show the relationship of “compensation actually paid” to our CEO and other named executive officers to (i) the Company’s TSR and its Peer’s TSR, (ii) the Company’s net income (loss) and (iii) the Company’s RevPAR for each of the covered years.

64

Pay Versus Performance Disclosure

Most Important Performance Measures
For 2023, our Compensation Committee identified the performance measures listed below as the most important performance measures used by us to link compensation actually paid to our named executive officers for the year ended December 31, 2023 to company performance.

Performance Measures

Consolidated Portfolio Revenue per Available Unit (“RevPAR”)

Adjusted EBITDA

Same-Community RevPAR

Relative TSR

Key 3 Retention

Net Promoter Score

2024 PROXY STATEMENT	65

Proposal 2: Advisory Approval of Named Executive Officer Compensation

In accordance with the requirements of Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this proxy statement. This disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables.

As described in greater detail elsewhere in this proxy statement, the Compensation Committee’s philosophy is to ensure market-competitive executive compensation opportunities through a program designed to emphasize pay for performance, align our executives’ long-term interests with those of our stockholders, and attract and retain key executives to execute on our strategy. At our 2023 annual meeting of stockholders, approximately 98% of the votes cast on the say-on-pay advisory vote were in favor of our executive compensation program, which the Compensation Committee believes affirmed our stockholders’ support of our executive compensation approach and provided assurance the program is reasonable and aligned with stockholder expectations.

We made further progress in our continued recovery from the COVID-19 pandemic in 2023, with Adjusted EBITDA exceeding budgeted expectations and RevPAR between the threshold and targeted amounts for the 2023 performance awards. As a result, consistent with our pay-for-performance philosophy, our named executive officers’ realized compensation at the respective levels, as had been set by the Compensation Committee in advance and as reported in the Summary Compensation Table for 2023. As a result of our performance, our named executive officers earned 92.8% of the target annual incentive opportunity. In addition, as described throughout this proxy statement, the named executive officers achieved satisfactory results (at threshold or above) for several tranches of performance-based long-term incentive awards, subject to continued employment. We believe the results under our 2023 executive compensation program underscore the pay-for-performance nature of the program.

At the 2024 Annual Meeting, the Board will request your advisory vote on the following resolution:

RESOLVED, that the compensation paid to the named executive officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is advisory, which means it is not binding on us and will not be construed as overruling a decision by us, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for any of them. In addition, the vote is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement. Although the vote is non-binding, the Compensation Committee values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions for named executive officers.

✔	The Board unanimously recommends that you vote “FOR” approval of the resolution. Unless otherwise instructed, the named proxies will vote all proxies we receive “FOR” the proposal.

66

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm for 2024

Proposed Independent Registered Public Accounting Firm

In accordance with its charter, the Audit Committee has selected the firm of Ernst & Young LLP (“EY”) to be Brookdale’s independent registered public accounting firm for the year 2024 and has further directed that the Audit Committee’s appointment of EY be submitted for ratification by our stockholders at the Annual Meeting. If the stockholders do not ratify this appointment, the Audit Committee will re-evaluate its appointment of EY.

EY was also Brookdale’s independent registered public accounting firm for 2023 and has been Brookdale’s independent registered public accounting firm since 1993. Before selecting EY, the Audit Committee carefully considered EY’s qualifications as independent auditors for Brookdale. This included a review of its performance in prior years, as well as its reputation for integrity, competence in the fields of accounting and auditing, and the potential impact of changing independent auditors. The Audit Committee has expressed its satisfaction with EY in all of these respects. The Audit Committee’s review included inquiry concerning any litigation involving EY and any proceedings by the SEC against the firm. In this respect, the Audit Committee has concluded that the ability of EY to perform services for Brookdale is in no way adversely affected by any such investigation or litigation. The Audit Committee’s review also included an assessment of whether the provision of any non-audit services is compatible with auditor independence. For 2023 and 2022, EY did not provide any such non-audit services.

The Audit Committee also oversees the work of EY, and EY reports directly to the Audit Committee in this regard. The Audit Committee is directly involved in the selection of any new lead engagement partner in connection with the mandated rotation of the lead engagement partner. The Audit Committee also reviews and approves EY’s annual engagement letter, including the proposed fees, and determines or sets the policy regarding all audit, and all permitted non-audit, engagements and relationships between Brookdale and EY. The Audit Committee also reviews and discusses with EY its annual audit plan, including the timing and scope of audit activities, and monitors the progress and results of the plan during the year.

A representative of EY will be present at the Annual Meeting, either in person or by teleconference, will have an opportunity to make a statement, and will be available to respond to appropriate questions from stockholders.

✔

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of EY as Brookdale’s independent registered public accounting firm for 2024. Unless otherwise instructed, the named proxies will vote all proxies we receive “FOR” the proposal.

2024 PROXY STATEMENT	67

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm for 2024

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The following table shows information about the respective fees billed by EY during or related to the fiscal years ended December 31, 2023 and 2022.

	2023	2022

Audit Fees	$2,160,000	$2,329,000

Audit-Related Fees	$–	$–

Tax Fees	$–	$–

All Other Fees	$–	$–

Total	$2,160,000	$2,329,000

“Audit Fees” include fees for the audit of the Company’s annual consolidated financial statements, review of condensed consolidated financial statements included in the Company’s quarterly reports (Forms 10-Q), and fees for the audit of internal control over financial reporting. For 2022, this category also includes fees for the audit of the annual consolidated financial statements of our captive insurance company and review of the offering documents and issuance of comfort letters associated with our offering of tangible equity units.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee or one of its members of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. In the early part of each year, the Audit Committee approves the proposed services, including the nature, type, and scope of services contemplated and the related fees, to be rendered by any such firm during the year. In addition, pre-approval by the Audit Committee or one of its members is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table above were authorized and approved in compliance with the Audit Committee pre-approval policies and procedures described herein.

68

Audit Committee Report

Audit Committee Report

The Audit Committee has reviewed Brookdale’s audited consolidated financial statements as of and for the year ended December 31, 2023 and discussed these financial statements with Brookdale’s management, including a discussion of the quality and the acceptability of the accounting principles, the reasonableness of significant judgments and estimates, and the clarity and completeness of disclosures in the financial statements. As Brookdale’s independent registered public accounting firm, EY is responsible for performing an independent audit of Brookdale’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit of the financial statements. The Audit Committee’s responsibility is to monitor and review these processes. The Audit Committee has also reviewed and discussed with EY the audited financial statements, the matters required to be discussed under applicable auditing standards (including Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board), and other matters the Committee deemed appropriate. The Audit Committee has received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with the Audit Committee concerning independence, and has discussed with EY such firm’s independence. The Audit Committee also considered whether the independent auditors’ provision of other, non-audit related services to Brookdale is compatible with maintaining such auditors’ independence.

Based on the review and discussions with management and EY described above, and its review of the representations and information provided by management and EY, the Audit Committee recommended to Brookdale’s Board of Directors that the audited financial statements be included in Brookdale’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors,

AUDIT COMMITTEE

Denise W. Warren, Chair

Marcus E. Bromley

Lee S. Wielansky

2024 PROXY STATEMENT	69

Proposal 4: Approval of Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan

On April 25, 2024, upon the recommendation of the Compensation Committee, the Board adopted the Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”), which will become effective upon, and subject to, receipt of the approval of our stockholders at the Annual Meeting (the date of any such approval, the “Effective Date”). The 2024 Plan will replace the Brookdale Senior Living Inc. 2014 Omnibus Incentive Plan, as amended and restated (the “2014 Plan”).

Grants of equity-based awards to our employees, directors, and consultants are an important part of our long-term incentive compensation program, which we use in order to strengthen the commitment of such individuals to the Company, motivate them to faithfully and diligently perform their responsibilities, and attract and retain competent and dedicated individuals whose efforts are intended to facilitate our long-term growth and success. Grants of equity-based awards to our employees, directors and consultants are also designed to encourage stock ownership by such individuals, which serves to align their interest with the interests of our stockholders. As of March 1, 2024, approximately 3,305,059 shares of common stock remained available for future issuances under the 2014 Plan, and there were 7,523,806 awards outstanding as of that date. If the 2024 Plan is approved by our stockholders, no awards will be granted under the 2014 Plan after the Effective Date, provided that awards that are outstanding under the 2014 Plan as of the date of such stockholder approval will remain outstanding and will continue to be subject to the terms and conditions of the 2014 Plan and the applicable award agreements.

The 2024 Plan, if approved by our stockholders, would increase the number of shares of common stock available for awards by 9,100,000. Prior to giving effect to any potential adoption of the 2024 Plan, 3,305,059 shares of common stock were available for grant under the 2014 Plan as of March 1, 2024. Accordingly, if our stockholders vote to approve the 2024 Plan, subject to adjustments for changes in capitalization 12,405,059 shares of our common stock (which includes the 3,305,059 shares of our common stock that remain available for issuance under the 2014 Plan as of March 1, 2024 plus 9,100,000 additional shares), less any shares subject to awards granted under the 2014 Plan after March 1, 2024 and prior to the Effective Date, will be available for the grant of equity awards under the 2024 Plan.

If the Company’s stockholders do not approve the 2024 Plan, compensatory grants may only continue to be made under the 2014 Plan to the extent that shares of common stock remain available for grant under the 2014 Plan (the 2014 Plan is the only plan under which we are currently authorized to make equity awards to employees). If the 2024 Plan is not approved by our stockholders, we will be significantly limited in our ability to offer competitive equity packages on a going forward basis to attract and retain key employees, executive officers, and non-employee directors, which may prevent us from successfully attracting and retaining the highly-skilled talent we need to grow and expand our business.

✔

The Board unanimously recommends that you vote “FOR” approval of the Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan. Unless otherwise instructed, the named proxies will vote all proxies we receive “FOR” the proposal.

70

Key Metrics Related to the 2014 Plan

Key Metrics Related to the 2014 Plan

While equity-based awards are an important part of our long-term incentive compensation program, the Board and the Compensation Committee are mindful of our responsibility to stockholders to exercise judgment in granting equity-based awards to minimize stockholder dilution. The Board and the Compensation Committee believe that stockholder approval of the 2024 Plan will enable us to continue to effectively incentivize our employees, directors, and consultants while maintaining reasonable overhang and burn rates. In determining the number of shares of our common stock to be reserved for issuance under the 2024 Plan, the Compensation Committee, with the assistance of F.W. Cook (the Compensation Committee’s independent compensation consultant), conducted an evaluation of the number of shares of our common stock remaining available for issuance under the 2014 Plan, our historic burn rate and the overhang associated with the 2014 Plan (as well as the overhang if the 2024 Plan is approved by our stockholders), which are described below. Based on this review, the Compensation Committee and the Board unanimously determined that it was advisable and in the best interest of our stockholders to adopt the 2024 Plan, with the number of shares of our common stock to be reserved for issuance thereunder as described above, to ensure that we can continue to provide a proper level of compensation to our employees, directors, and consultants. In determining to adopt the 2024 Plan and to recommend the 2024 Plan to our stockholders, the Board and the Compensation Committee also considered various other factors, including the provisions included in the 2024 Plan, our anticipated future grant practices, the current and future accounting expense associated with our equity award practices, and the influence and the guidelines of certain proxy advisory firms.

Burn Rate

We recognize that equity compensation programs dilute stockholder equity and need to be used judiciously. Our burn rate measures the historic dilutive impact of our equity compensation program. Our burn rate is equal to our total equity awards granted during the year (or with respect to performance-based awards, awards granted in prior years which were earned during the year based on the level of performance achievement and any service-based requirement satisfied), divided by the number of weighted average shares of common stock outstanding. Burn rate does not take into account award cancellations and other shares returned to the share reserve under the 2014 Plan. The annual burn rates of awards granted under the 2014 Plan for the last three fiscal years were as follows (share numbers in thousands):

	2023	2022	2021	3-Year Average

Total Time-Based Restricted Stock Units and Restricted Shares Granted	3,184	1,993	1,998

Total Performance-Based Restricted Stock Units and Restricted Shares Earned(1)	0	0	40

Total Time-Based Shares Granted and Performance-Based Shares Earned	3,184	1,993	2,038

Weighted Average Shares of Common Stock Outstanding(2)	188,023	186,574	184,975

Burn Rate	1.7%	1.1%	1.1%	1.3%

(1)

No performance-based restricted shares or RSUs were earned/vested in 2023 and 2022. The following number of performance-based restricted shares and RSUs were granted in 2023, 2022, and 2021, respectively: 797,439, 928,270, and 0 shares. These figures represent the maximum number of shares that can be earned pursuant to such awards. Excludes 11,417 RSUs eligible to vest on February 27, 2025, subject to continued employment, for which the Compensation Committee has certified the actual level of achievement of 105% of the targeted amount from the 2022 tranche for the year-over-year RevPAR growth goal for 2022.

(2)

Excludes potentially dilutive common stock equivalents for the Company (i.e., convertible senior notes, warrants, unvested restricted stock, restricted stock units, and prepaid stock purchase contracts).

2024 PROXY STATEMENT	71

Proposal 4: Approval of Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan

All equity-based awards granted to date under the 2014 Plan have been full value awards (primarily restricted shares and RSUs). We have never awarded options or stock appreciation rights (SARs).

Overhang as of March 1, 2024

The following table sets forth certain information as of March 1, 2024, unless otherwise noted, with respect to the Company’s 2014 Plan, the only stockholder approved equity plan pursuant to which the Company can currently grant equity awards or under which equity awards are outstanding. On March 1, 2024, the closing price of a share of the Company’s common stock on the NYSE was $5.57 per share.

Stock Options/SARs Outstanding	0

Weighted-Average Exercise Price of Outstanding Stock Options/SARs	N/A

Weighted-Average Remaining Term of Outstanding Stock Options/SARs	N/A

Total Stock-Settled Full-Value Awards Outstanding (1)	7,523,806

Number of Shares Available for Future Grants (2)	3,305,059

Shares of Common Stock Outstanding as of April 22, 2024	193,012,561

(1)	Performance-based awards included are assumed at maximum level of achievement.
(2)	This figure excludes 35,936 shares remaining available for future issuance from the Director Stock Purchase Plan.

 Dilution and Expected Duration

The Board recognizes the effect of dilution on our stockholders and has evaluated the proposed share reserve under the 2024 Plan carefully in the context of our need to attract and retain talented employees, executives and directors and to motivate and reward key personnel for achieving our business objectives and strategic priorities. Based on the amounts reflected in the table above, the total fully diluted overhang (calculated as described below) as of March 1, 2024 would be 5.3%. If the 2024 Plan were approved, our approximate fully diluted overhang as of that date would increase to 9.4% and then would be expected to decline over time. In this context, fully diluted overhang is calculated as the sum of grants outstanding and shares available for future awards (numerator) divided by the sum of the numerator and shares of common stock outstanding. The Board believes that the proposed share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic priorities.

72

Key Metrics Related to the 2014 Plan

We expect that the proposed share reserve under the 2024 Plan will provide an adequate number of shares of common stock to fund our equity compensation needs for approximately five years. Expectations regarding future share usage could be affected by a number of factors such as hiring and promotion, particularly at the executive level, the rate at which shares are returned to the 2024 Plan under permitted add backs, the future performance of our stock price, our future grant practices, and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations. If our stockholders do not approve the adoption of the 2024 Plan, our future ability to issue equity-based compensation would be materially limited, which we believe would place us at a significant competitive disadvantage.

Description of the 2024 Plan

The following is a summary of the material provisions of the 2024 Plan. This summary is qualified in its entirety by reference to the 2024 Plan itself, a copy of which is attached hereto as Appendix A and incorporated by reference herein.

Plan Highlights

Highlights of the 2024 Plan are as follows:

•

Available Shares. 12,405,059 shares of our Common Stock would be available for issuance (which includes 3,305,059 shares available under the 2014 Plan as of March 1, 2024, plus an additional 9,100,000 shares), less any shares granted under the 2014 Plan after March 1, 2024 and prior to the Effective Date.

•	2014 Plan to be Retired. No new awards will be granted under the 2014 Plan following the Annual Meeting if the 2024 Plan is approved by our stockholders.

•	No Evergreen Provision. No annual “evergreen” provision to automatically increase the number of shares available for issuance each year.

•

Administration. The 2024 Plan would be administered by our Compensation Committee, which is composed entirely of “independent directors” within the meaning of NYSE listing standards, and “non-employee directors” as defined in Rule 16b-3 under the Exchange Act.

•	Share Counting. Each share subject to an award (whether or not a full-value award) under the 2024 Plan would reduce the share reserve by one share.

•	Expiration Date. The 2024 Plan would provide that no new awards may be made on or after the tenth anniversary of the Effective Date.

•

Exercise Price. Neither the exercise price of an option nor the grant price of a SAR may be less than the fair market value of our stock on the grant date (except in connection with any changes in the Company’s capitalization, and for substitute awards granted or assumed in connection with the acquisition of another company).

•	No Repricing. No repricing of “underwater” stock options and SARs (including any such action that would be treated as a repricing under NYSE rules) without stockholder approval.

•	Dividends/Dividend Equivalent Rights. No dividends or dividend equivalents may be paid on awards to the extent that such awards do not ultimately vest.

•

Share Recycling. The following shares will not again become available for awards under the 2024 Plan: (1) shares exchanged or withheld in payment of the exercise price of an option or SAR; (2) shares tendered or withheld to satisfy any tax withholding obligation with respect to any option or SAR; (3) shares repurchased by the Company with proceeds received from the exercise of an option; and (4) shares subject to a SAR that are not issued in connection with the stock settlement of that SAR upon its exercise. In addition, any shares tendered or withheld to satisfy any tax withholding obligations with respect to any award other than an option or SAR will again be available for awards under the 2024 Plan.

2024 PROXY STATEMENT	73

Proposal 4: Approval of Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan

•

Change in Control. No “liberal change in control” definitions, such as permitting acceleration of equity awards prior to consummation of a change in control transaction (e.g., mere announcement or commencement of a tender or exchange offer).

•	Recoupment/Clawback Provisions. Awards will be subject to recoupment under certain circumstances, including to the extent set forth in the Company’s Clawback and Forfeiture Policy.

•	Transferability. Limited transferability of awards, and no transfer of an award for value is permitted.

•	Limits on Non-Employee Director Compensation. Limit on the aggregate amount of compensation (including both cash and equity) that may be paid to any non-management director in any calendar year.

 Eligibility

Any employee, director or consultant of the Company or any of its subsidiaries is eligible to receive awards under the 2024 Plan, in each case as selected from time to time by the Compensation Committee. The term “consultant” includes consultants or advisors who are natural persons who provide bona fide services to the Company and its subsidiaries. The Compensation Committee, as delegated by the Board, has the sole and complete authority (subject to restrictions on the authority delegated to it by the Board) to determine who will be granted an award under the 2024 Plan and takes into account, among other factors, the need to incentivize selected employees, directors and consultants of the Company and any of its subsidiaries whose contributions are essential to the growth and success of the Company’s business.

As of April 22, 2024, (i) approximately 36,000 employees of the Company and its subsidiaries were eligible to receive awards under the 2014 Plan and will be eligible to receive awards under the 2024 Plan, of whom approximately 150 have been selected by the Compensation Committee for participation in and hold awards under the 2014 Plan; (ii) eight current directors were eligible to receive awards under the 2014 Plan, all of whom have been selected by the Compensation Committee for participation in and have received awards under the 2014 Plan, and our directors will be eligible to receive awards under the 2024 Plan; and (iii) no consultants have been selected by the Compensation Committee for participation in or hold awards under the 2014 Plan.

 Shares Available; Certain Limitations

If our stockholders vote to approve the 2024 Plan, subject to adjustments for changes in capitalization and the 2024 Plan’s share counting provisions, approximately 12,405,059 shares of our common stock (which includes the 3,305,059 shares of our common stock that remain available for issuance under the 2014 Plan as of March 1, 2024 plus 9,100,000 additional shares), less one share for every one share subject to an award granted under the 2014 Plan after March 1, 2024 and prior to the Effective Date, will be available for the grant of equity awards under the 2024 Plan. The 2024 Plan provides that, if the 2024 Plan is approved by our stockholders, no further awards will be made pursuant to the 2014 Plan following such approval. All shares of our common stock that are available for the grant of awards under the 2024 Plan may be granted as incentive stock options.

Shares that are subject to awards that expire or for any reason are forfeited, cancelled, exchanged, or surrendered or if any award otherwise terminates or expires without a distribution of shares to the participant under the 2024 Plan (or, after March 1, 2024, awards previously granted under the 2014 Plan) will again be (or newly be, as applicable) available for subsequent awards under the 2024 Plan. Notwithstanding the foregoing, shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with the exercise of any option or SAR under the 2024 Plan (or, after March 1, 2024, option or SAR previously granted under the 2014 Plan) or the payment of any purchase price with respect to any other award (or, after March 1, 2024, award previously granted under the 2014 Plan) under the 2024 Plan, as well as any shares exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to any option or SAR under the 2024 Plan (or, after March 1, 2024, option or SAR previously granted under the 2014 Plan), will not be available for subsequent awards

74

Description of the 2024 Plan

under the 2024 Plan, and notwithstanding that a SAR (or, after March 1, 2024, SAR previously granted under the 2014 Plan) is settled by the delivery of a net number of shares, the full number of shares underlying such SAR (or, after March 1, 2024, SAR previously granted under the 2014 Plan) will not be available for subsequent awards under the 2024 Plan, and shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options (or, after March 1, 2024, options previously granted under the 2014 Plan) will not be available for subsequent awards under the 2024 Plan. For the avoidance of doubt, shares exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to an award other than an option or SAR (or, after March 1, 2024, award other than option or SAR previously granted under the 2014 Plan) will again be (or will newly be, as applicable) available for awards under the 2024 Plan.

In addition, awards may be assumed or granted in connection with or following a merger or acquisition involving the Company or any of its subsidiaries to the extent permitted by Section 303A.08 of the NYSE Listed Company Manual (or any successor provision thereof) (any such awards, “Substitute Awards”), and such Substitute Awards will not reduce the number of shares available under the 2024 Plan.

Non-employee directors are eligible to receive awards under the 2024 Plan, as determined by the Compensation Committee. The aggregate value of all compensation paid or granted, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including equity awards granted and cash fees paid by the Company to such non-employee director shall not exceed $600,000. The 2024 Plan permits the plan administrator to make exceptions to increase the applicable limit up to $1,000,000 for individual non-employee directors in extraordinary circumstances, such as where any such individual serves as non-executive chairman of the Board or on a special litigation or transactions committee; provided that the interested director does not take part in the decision to make such exception. For purposes of the foregoing limitation, equity awards will be valued at the grant date fair value for accounting purposes.

In addition, the 2024 Plan provides that any dividends or dividend equivalents credited with respect to any award granted under the 2024 Plan will be subject to the same restrictions, conditions and risks of forfeiture as the underlying awards, and that no dividends or dividend equivalents may be paid on awards to the extent that such awards do not ultimately vest. Moreover, the 2024 Plan provides that dividend and dividend equivalent rights will not be granted in connection with stock options or SARs.

 Administration; No Repricing

The 2024 Plan will be administered by the Compensation Committee (sometimes referred to as the “plan administrator”). The plan administrator may interpret the 2024 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2024 Plan. The 2024 Plan permits the plan administrator to select the employees, directors and consultants who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price, the number of shares subject to awards, the term of the awards and the vesting schedule applicable to awards, and to amend the terms and conditions of outstanding awards, including but not limited to extending the exercise period of such awards and accelerating the vesting schedule of such awards. The plan administrator may also delegate its authority under the 2024 Plan (other than its authority to grant awards to any participant who is subject to reporting under Section 16 of the Securities Exchange Act of 1934, as amended) to one or more officers of the Company, subject to the requirements of applicable law or any stock exchange on which the shares are traded.

Notwithstanding the foregoing, the plan administrator may not take any of the following actions without first obtaining stockholder approval: amend the terms of any previously granted stock option or SAR to reduce the exercise price, cancel any stock option or SAR in exchange for the grant of a new option of SAR with a lower exercise price, cancel any underwater stock option or SAR in exchange for cash, property or another award (other than in connection with a change in control (as defined below)), or take any other action with respect to a stock option or SAR that would be treated as a repricing under the rules and regulations of the NYSE.

2024 PROXY STATEMENT	75

Proposal 4: Approval of Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan

 Term of the 2024 Plan

The 2024 Plan will terminate on the tenth anniversary of the Effective Date. Awards granted before such time will remain outstanding in accordance with their terms, and the plan administrator’s authority to amend, suspend, discontinue, cancel or terminate any such award or to waive any conditions or rights under any such award shall continue after the tenth anniversary of the Effective Date.

 Types of Awards

The 2024 Plan provides for the issuance of stock options (including incentive stock options and nonqualified stock options), SARs, restricted shares, RSUs, performance awards (which may include cash awards) and other stock-based awards to our employees, directors and consultants.

Restricted Shares and RSUs

Restricted shares and RSUs may be granted under the 2024 Plan. The plan administrator will determine any purchase price, vesting schedule and performance objectives, if any, with respect to the grant of restricted shares and RSUs. If the restrictions, performance objectives or other conditions determined by the plan administrator are not satisfied, the restricted shares and RSUs will be forfeited.

Subject to the provisions of the 2024 Plan and applicable award document, the plan administrator may provide for the lapse of restrictions on restricted shares and RSUs in installments or the acceleration or waiver of restrictions (in whole or part) under certain circumstances, including, but not limited to, the attainment of certain performance objectives, a participant’s termination of employment or service or a participant’s death or disability. The rights of restricted share and RSU holders upon a termination of employment or service will be set forth in individual award documents.

The 2024 Plan provides that, except as otherwise provided in an award document, a participant granted restricted shares will not have dividend or voting rights on restricted shares during the restricted period with respect to such restricted shares. In addition, the 2024 Plan provides that, except as otherwise provided in an award agreement, a participant granted RSUs will not have dividend equivalent rights during the restricted period with respect to such RSUs. In addition, any dividends or dividend equivalent rights credited with respect to restricted shares or RSUs will be paid upon, and subject to, the vesting and settlement of the underlying restricted shares or RSUs, and no dividends or dividend equivalents may be paid on awards to the extent that such awards do not ultimately vest.

Performance Awards

Performance awards may be granted by the plan administrator under the 2024 Plan. A performance award consists of a right that is (i) denominated in cash or shares of our common stock, (ii) valued, as determined by the plan administrator, in accordance with, or subject to, the achievement of such performance objectives during such performance periods as the plan administrator shall establish, and (iii) payable at such time and in such form as the plan administrator shall determine. The 2024 Plan provides that, subject to the terms of the 2024 Plan and any applicable award agreement, the administrator shall determine the performance objectives with respect to any performance award, the length of any performance period, and the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award. The Administrator may amend or waive specific provisions of the Performance Award; provided that, subject to certain equitable adjustments as described below under “Performance Goals,” the 2024 Plan provides that such amendment or waiver may not adversely affect existing performance awards made within a performance period commencing prior to implementation of the amendment. Performance awards may be paid in a lump sum or in installments following the close of the performance period or on a deferred basis. Termination of a participant’s employment or service prior to

76

Description of the 2024 Plan

the end of any performance period will result in the forfeiture of the performance award for that period, and no payments will be made with respect to that period, subject to the terms and conditions set forth in any award document or as otherwise determined by the plan administrator at or after grant. Any dividends or dividend equivalent rights credited with respect to performance awards will be paid upon, and subject to, the vesting and settlement of the underlying awards, and no dividends or dividend equivalents may be paid on such awards to the extent that such awards do not ultimately vest.

Stock Options

Stock options, including incentive stock options or nonqualified stock options, may be granted under the 2024 Plan. The incentive stock options (“ISOs”) granted under the 2024 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code and may only be granted to our employees or any employee of any of our subsidiaries. The exercise price of all stock options granted under the 2024 Plan will be determined by the plan administrator, provided that no option will be granted under the 2024 Plan with an exercise price that is less than 100% of the fair market value of a share of our common stock on the date of grant (other than in the case of Substitute Awards). Further, the exercise price of ISOs granted to stockholders who own greater than 10% of our voting stock will not be granted at a price less than 110% of the fair market value of a share of our common stock on the date of grant. The term of all stock options granted under the 2024 Plan will be determined by the plan administrator, but may not exceed 10 years (5 years for ISOs granted to stockholders who own greater than 10% of our voting stock). To the extent that the aggregate fair market value (as of the date the options were granted) of shares of our common stock subject to ISOs granted to an optionee that first become exercisable in any calendar year exceeds $100,000, the excess options will be treated as nonqualified stock options. Each stock option will be exercisable (including in the event of the optionee’s termination of employment or service) at such time and pursuant to such terms and conditions as determined by the plan administrator in the applicable stock option agreement.

Stock Appreciation Rights

SARs may be granted under the 2024 Plan either alone or in conjunction with all or part of any stock option granted under the 2024 Plan. A free-standing SAR granted under the 2024 Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of our common stock over a specified price fixed by the plan administrator (which shall be no less than the fair market value of a share of our common stock on the date of grant, other than in the case of Substitute Awards). A SAR granted in conjunction with all or part of a stock option under the 2024 Plan entitles its holder to receive, at the time of exercise of the SAR and the surrender of the related option, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of our common stock over the exercise price of the related stock option. The maximum term of all SARs granted under the 2024 Plan will be determined by the plan administrator, but may not exceed 10 years. The plan administrator may determine to settle the exercise of a SAR in shares of our common stock, cash, or any combination thereof.

Each free-standing SAR will vest and become exercisable (including in the event of the SAR holder’s termination of employment or service) at such time and subject to such terms and conditions as determined by the plan administrator in the applicable individual free-standing SAR agreement. SARs granted in conjunction with all or part of an option will be exercisable at such times and subject to all of the terms and conditions applicable to the related option.

Other Stock Based Awards

The plan administrator is also authorized to grant other stock-based awards to participants, which may include dividend equivalents, performance units, or unrestricted shares of common stock, each of which may be subject to the attainment of performance goals or a period of continued employment or other terms or conditions as permitted by the 2024 Plan; provided that any dividend equivalent rights will be paid upon, and subject to, the vesting and settlement of the underlying awards, and no dividends or dividend equivalents may be paid on awards to the extent that such awards do not ultimately vest.

2024 PROXY STATEMENT	77

Proposal 4: Approval of Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan

Performance Goals

The vesting and/or payment of performance-based awards granted under the 2024 Plan will be based on criteria selected by the plan administrator, which may include one or more of the following criteria: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth, including revenue per occupied unit (”RevPOR”) and revenue per available unit (“RevPAR”); costs, cost growth or cost rate of growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or absolute or relative total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, employee retention or turnover, supervision of litigation or information technology goals, or goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies, processes and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xix) Adjusted Free Cash Flow or other operating cash flow measures; (xx) Facility Operating Income (“FOI”) or FOI per share; (xxi) Adjusted EBITDA or Adjusted EBITDA per share; (xxii) net operating income (“NOI”) or NOI per share; (xxiii) any other objective or subjective goals as determined by the plan administrator; and (xxiv) any combination of, or a specified increase in, any of the foregoing.

The criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to us or any of our affiliates (including our proportionate share of such items attributable to any joint venture in which we have an interest but that is not controlled by us or in which we share control), or one of our or our affiliates’ divisions, segments, same-community or strategic business units, or may be applied to our performance relative to a market index, a group of other companies or a combination thereof, all as determined by the plan administrator. The business criteria may also be subject to a threshold level of performance below which no payment will be made or no vesting shall occur, levels of performance at which specified payments will be made or specified vesting shall occur, and a maximum level of performance above which no additional payment will be made or at which full vesting shall occur. To the extent applicable, criteria may be determined in accordance with generally accepted accounting principles (GAAP) or on a non-GAAP basis, as provided by the plan administrator.

The plan administrator will have the authority to make equitable adjustments to the criteria as determined by the plan administrator, including, but not limited to, in recognition of unusual or non-recurring events affecting us or any of our affiliates or our financial statements or the financial statements of any of our affiliates, in response to changes in applicable laws or regulations, to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, or for force majeure events such as Acts of God, acts of terrorism, natural disasters, epidemics or pandemics.

78

Description of the 2024 Plan

Merger, Consolidation and Other Changes in Corporate Structure

In the event of any merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, stock split or reverse stock split, combination or exchange of shares, other change in corporate structure, or declaration of a special or extraordinary dividend or other distribution, which the plan administrator determines affects the common stock, the plan administrator shall make an equitable substitution or proportionate adjustment in (1) the aggregate number of shares reserved for issuance under the 2024 Plan, (2) the kind, number and exercise price of shares subject to outstanding stock options and SARs granted under the 2024 Plan, (3) the performance objectives applicable to outstanding awards, and (4) the kind, number and purchase price of shares, or the amount of cash or amount or type of other property, subject to outstanding awards granted under the 2024 Plan. In addition, in connection with any such change in capitalization event, the plan administrator, in its discretion, may terminate all awards in exchange for the payment of cash or in-kind consideration having an aggregate fair market value equal to the fair market value of the shares, cash or other property covered by such award, reduced by the aggregate exercise price of such award (if any); provided that if the exercise price of any option or SAR is equal to or greater than the fair market value of the shares, cash or other property covered by such award, the Board may cancel such award without the payment of any consideration to the participant.

Change in Control

Unless otherwise provided by the plan administrator or the Board or evidenced in an award document, in the event that (i) a “change in control” (as defined below) occurs and (ii) either (x) any outstanding award is not assumed, continued, or substituted in connection with the change in control or (y) any outstanding award is assumed, continued, or substituted in connection with the change in control and a participant’s employment or service is terminated by us or any of our successors or affiliates without cause within 12 months following the change in control, then, in any such event, (a) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable, and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award will lapse and such unvested awards will be deemed fully vested, and any performance conditions imposed with respect to awards that are performance-based will be deemed to be fully achieved at target performance levels. In addition, the Board and/or plan administrator may, in its discretion, provide for cancellation of any outstanding awards not assumed, continued, or substituted at the time of a change in control in exchange for cash, property, or a combination thereof as determined by the Board and/or plan administrator, provided that such consideration shall be at least equal to the value of any consideration that would be received in such change in control by the holders of the Company’s equity securities relating to such awards over the exercise price or purchase price (if any) for such awards. In addition, the 2024 Plan provides that, in connection with a change in control, the Board and/or the plan administrator may cancel stock options and SARs with an exercise price that is equal to or in excess of the fair market value of a common share in such change in control without any consideration being paid.

Definition of Change in Control

For purposes of the 2024 Plan, the term “change in control” generally means the occurrence of any of the following, in summary: (1) any person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of equity securities of the Company (not including in the equity securities beneficially owned by such Person any equity securities acquired directly from the Company or any of its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding equity securities; or (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to,

2024 PROXY STATEMENT	79

Proposal 4: Approval of Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan

a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or (3) the consummation of any cash tender or exchange offer, reorganization, merger, consolidation, or other business combination transaction, pursuant to which the beneficial owners of the Company’s equity securities immediately prior to such transaction do not (either directly or indirectly) own a majority of the outstanding equity securities entitled to vote generally in the election of directors of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction; or (4) the consummation of any (a) sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company pursuant to which the beneficial owners of the Company’s outstanding equity securities immediately prior to such transaction do not (either directly or indirectly) own a majority of the outstanding equity securities entitled to vote generally in the election of directors of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction; or (b) liquidation or dissolution of the Company.

Transferability

The 2024 Plan provides that, except as otherwise provided in any award agreement, or by the Compensation Committee at or after grant, no award shall be assigned, pledged, sold or otherwise transferred or encumbered by a participant, except by will or the laws of descent and distribution. In addition, the 2024 Plan provides that no transfer of an award for value shall be permitted under the Plan.

 Amendment, Alteration and Termination

The terms of the 2024 Plan provide that the Board may amend, alter or terminate the 2024 Plan, but no such action may adversely impair the rights of any participant with respect to outstanding awards without the participant’s consent, and provided that stockholder approval will be required for any amendment to the extent required by the rules and regulations of the NYSE or any other stock exchange on which the Common Stock is traded, or the Internal Revenue Code, as determined by the Board. The plan administrator, however, reserves the right to amend, modify or supplement an award to either bring it into compliance with, or to cause the award to not be subject to, Section 409A of the Internal Revenue Code.

In addition, the 2024 Plan provides that the administrator may waive any conditions or rights under, amend any terms of or suspend, discontinue, cancel or terminate, any award theretofore granted, prospectively or retroactively (and in accordance with Section 409A of the Code with regard to awards subject thereto), but, except for any modifications made in connection with any change in capitalization of the Company, no such waiver, amendment, suspension, discontinuance, cancellation or termination shall adversely impair the rights of any participant without such participant’s consent.

 Clawback

Awards under the 2024 Plan shall be subject to forfeiture, reduction and/or recoupment by the Company: (i) to the extent provided in the Company’s Clawback and Forfeiture Policy, as it may be amended from time to time, (ii) to the extent that any participant becomes subject to any other recoupment or clawback policy hereafter adopted by the Company, including any such policy (or amended version of the Clawback and Forfeiture Policy) adopted by the Company to comply with the requirements of any applicable laws, rules, regulations, or stock exchange listing requirements, (iii) to the extent provided in any award agreement, and (iv) to the extent provided under applicable legal requirements which impose recoupment, under circumstances set forth in such applicable legal requirements.

80

Additional Information

Additional Information

 New Plan Benefits

The terms and number of awards to be granted under the 2024 Plan, and the recipients of such awards among our employees, directors and consultants, will be determined in the discretion of the Compensation Committee. Thus, the benefits and amounts that will be received by or allocated to any individual or group generally under the 2024 Plan are not determinable at this time.

 Registration with SEC

We intend to file with the SEC a registration statement on Form S-8 covering the shares of our common stock issuable under the 2024 Plan.

 Certain Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax aspects of awards that may be granted under the 2024 Plan based upon the U.S. federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive, and the exact tax consequences to any participant will depend upon his or her particular circumstances and other factors. Plan participants must consult their tax advisors with respect to any state, local and foreign tax considerations or particular federal tax implications of awards granted under the 2024 Plan.

Restricted Shares

A participant receiving restricted shares generally recognizes ordinary income in the amount of the fair market value of the restricted shares at the time the shares vest or become transferrable, less the consideration paid for the shares. The Company is generally entitled to a deduction of an amount equal to the ordinary income recognized by the participant. Gains or losses recognized by a participant upon disposition of restricted shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting plus any purchase price paid for the shares.

However, under Section 83(b) of the Internal Revenue Code, a participant may elect, within 30 days of the grant of the restricted shares, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the restricted shares (determined without regard to the restrictions) over the purchase price of the restricted shares. The Company is entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable. If the shares appreciate in value between the time of the 83(b) election and the date the shares are no longer subject to forfeiture, the tax on the appreciation will be deferred until such time as the shares are sold. When such appreciated shares are sold, the tax basis for determining gain or loss is equal to the taxable ordinary income recognized on the date of grant plus any purchase price paid for the shares, and the holding period commences on the date of grant.

If, after making an 83(b) election, the shares are forfeited, the participant will be entitled to claim a tax loss in an amount equal to the purchase price paid for the forfeited shares, if any, less any amount realized on the forfeiture. However, a tax loss may not be claimed for the amount recognized as ordinary income as a result of the election.

2024 PROXY STATEMENT	81

Proposal 4: Approval of Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan

Restricted Stock Units

A participant who has been granted an award of RSUs will not realize taxable income at the time of grant and the Company will not be entitled to a federal income tax deduction at that time. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.

Performance Awards

A participant who receives a performance award generally recognizes ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. The Company generally will be entitled to a tax deduction at the same time and in the same amount.

Incentive Stock Options

No taxable income is recognized by the participant upon the grant or exercise of an ISO. If shares of our common stock are issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the exercise price is taxed to the participant as long-term capital gain, and any loss sustained will be a capital loss; and (ii) no deduction is allowed to the Company for federal income tax purposes. The exercise of an ISO gives rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

If shares of our common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the holding periods described above, then generally: (i) the participant recognizes ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (ii) the Company is entitled to deduct any such recognized amount. Any further gain or loss realized by the participant is taxed as short-term or long-term capital gain or loss, as the case may be, and does not result in any deduction by the Company.

If an ISO is exercised at a time when it no longer qualifies for the tax treatment described above and in the Code, the option is treated as a non-qualified stock option. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant’s employment, the option will not be eligible for the tax treatment above.

Nonqualified Stock Options

With respect to nonqualified stock options: (i) generally no income is recognized by the participant at the time the option is granted; (ii) generally upon exercise of the option, the participant recognizes ordinary income in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation (or depreciation) after the date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

Stock Appreciation Rights

No income is recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant generally recognizes ordinary income in an amount equal to the amount of cash and the fair market value of any shares received. The Company is entitled to a deduction at the time and in the amount included in the participant’s income by reason of the exercise. If the participant receives shares of the Company’s common stock upon exercise of a SAR, the post-exercise appreciation or depreciation is treated in the same manner discussed above under “Nonqualified Stock Options.”

82

Additional Information

Other Awards

The federal income tax treatment of other stock-based awards depends on the nature of any such awards and the restrictions applicable to such awards. Such awards may, depending on the conditions applicable to the awards, be taxable as an option, awards of restricted stock or in a manner not described herein. With respect to cash awards and unrestricted shares granted under the 2024 Plan, generally when the participant receives such award, the amount of cash and/or the fair market value of the shares of Company common stock received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount that a company may deduct in any one year with respect to compensation paid to any “covered employee.”

Section 409A of the Internal Revenue Code

Certain types of awards under the 2024 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are satisfied, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the 2024 Plan and awards granted under the 2024 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the 2024 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

Not a Qualified Plan

The 2024 Plan is not intended to be qualified under Section 401(a) of the Code.

2024 PROXY STATEMENT	83

Proposal 4: Approval of Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2023 with respect to our equity compensation plans (after giving effect to shares issued and/or vesting on such date):

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders(2)	7,061,805	—	5,017,273

Equity compensation plans not approved by security holders(3)	—	—	35,936

Total	7,061,805	—	5,053,209

(1)

The table above includes 141,817 shares issuable pursuant to vested restricted stock units and 6,919,988 shares potentially issuable pursuant to unvested restricted stock units, including 658,877 shares that may be issued for performance achievement in excess of target. Our 2014 Plan allows awards to be made in the form of stock options, stock appreciation rights, restricted shares, restricted stock units, unrestricted shares, performance awards, and other stock-based awards.

(2)

The number of shares remaining available for future issuance under equity compensation plans approved by security holders consists of 5,017,273 shares remaining available for future issuance under our 2014 Omnibus Incentive Plan, excluding those reported in column (a).

(3)

Represents shares remaining available for future issuance under our Director Stock Purchase Plan. Each non-employee director has the opportunity to elect to receive either immediately vested shares (issued pursuant to the Director Stock Purchase Plan) in lieu of up to 50%, or restricted stock units (issued pursuant to the 2014 Omnibus Incentive Plan) in lieu of up to 100%, of his or her quarterly cash compensation. Under the director compensation program, all cash amounts are payable quarterly in arrears, with payments to be made on April 1, July 1, October 1 and January 1. Any immediately vested shares that a director elected to receive under the Director Stock Purchase Plan were to be issued at the same time that cash payments are made. The number of shares to be issued were to be based on the closing price of our common stock on the date of issuance (i.e., April 1, July 1, October 1 and January 1), or if such date is not a trading date, on the previous trading day’s closing price. Fractional amounts were to be paid in cash. In addition, each non-employee director has the opportunity to elect to defer up to 100% of his or her quarterly cash compensation pursuant to the Brookdale Senior Living Inc. Non-Employee Director Deferred Compensation Plan. The Board of Directors initially reserved 100,000 shares of our common stock for issuance under the Director Stock Purchase Plan.

84

Certain Relationships and Related Transactions

The Board has adopted a written Policy and Procedures with Respect to Related Person Transactions (the “Related Person Policy”). Pursuant to the terms of the Related Person Policy, we will enter into or ratify related person transactions only when the Audit Committee determines that the transaction in question is in, or is not inconsistent with, the best interests of the Company and our stockholders.

The Related Person Policy covers all transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.

A “Related Person”, as defined in the Related Person Policy, means any person who is, or at any time since the beginning of the Company’s last year was, a director or executive officer of the Company or a nominee to become a director of the Company; any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

The Related Person Policy also requires Audit Committee pre-approval of proposed charitable contributions, or pledges of charitable contributions, by the Company to a charitable or non-profit organization for which a Related Person is actively involved in fundraising or otherwise serves as a director, trustee or in a similar capacity.

Except as set forth below, since December 31, 2022, there have not been any related person transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ventas, Inc. (“Ventas”) holds a warrant (the “Warrant”) to purchase 16.3 million shares of our common stock at a price per share of $3.00, which is exercisable at Ventas’ option at any time and from time to time, in whole or in part, until December 31, 2025. We issued the Warrant to Ventas in connection with restructuring our lease arrangements with Ventas on July 26, 2020. Since Ventas has the right to acquire such shares of common stock within 60 days, Ventas is deemed to beneficially own more than 5% of our outstanding common stock under Exchange Act rules and is therefore a Related Person.

We have a long-standing community leasing relationship with Ventas, which is currently our largest lessor. Accordingly, we have several commercial agreements with Ventas that involve amounts greater than $120,000. With respect to the period beginning January 1, 2023, such agreements included the following.

•

We continued to lease 120 communities and perform ancillary obligations under the Amended and Restated Master Lease and Security Agreement dated July 26, 2020, as amended by Amendment No. 1 dated April 15, 2021, Amendment No. 2 dated July 12, 2021, Amendment No. 3 dated July 15, 2022, and Amendment No. 4 dated October 23, 2023 (the “Master Lease”). Under the Master Lease, for the year ended December 31, 2023, we paid $107.4 million of cash facility lease payments to Ventas, received $0.6 million of lessor reimbursements from Ventas for capital expenditure projects, and we reimbursed $1.1 million to Ventas for payment of real estate taxes on our behalf.

•

We manage ten communities on behalf of Ventas pursuant to management agreements, including one community pursuant to a new agreement entered into effective June 1, 2023. We continued to manage the remaining nine communities pursuant to management agreements entered into during or prior to 2022, including

2024 PROXY STATEMENT	85

Certain Relationships and Related Transactions

five agreements entered into in connection with restructuring our lease arrangements with Ventas on July 26, 2020. The management agreements provide periodic management fee payments to us, primarily as a percentage of revenue, and reimbursement for costs and expense related to such communities. During the year ended December 31, 2023, we received approximately $2.4 million of management fees and were reimbursed for approximately $33.6 million of costs and expenses pursuant to such management agreements.

•

Ventas and its permitted transferees are entitled to certain customary registration rights with respect to the Warrant pursuant to the Registration Rights Agreement dated as of July 26, 2020, including underwritten offering, piggyback, and additional demand registration rights with respect to the shares underlying the Warrant.

The Audit Committee has reviewed and approved or ratified the foregoing transactions, including the ongoing obligations thereunder.

86

Stock Ownership Information

Stock Ownership Table

The following table sets forth, as of April 22, 2024, the total number of shares of our common stock beneficially owned, and the percent so owned, by (1) each person known by us to beneficially own more than 5% of our common stock, (2) each of our directors, director nominees, and named executive officers and (3) all current directors and executive officers as a group, based on 193,012,561 shares of our common stock outstanding as of that date (excluding RSUs, other than with respect to outstanding awards scheduled to vest within 60 days of that date). The number of shares indicated for Ventas, Inc. represents an outstanding warrant to acquire 16,300,000 shares of our common stock which had not been exercised as of April 22, 2024, and solely with respect to Ventas, Inc.’s percentage ownership assumes that the warrant had been exercised as of such date. Unless otherwise indicated, each of the beneficial owners listed has, to the Company’s knowledge, sole voting and investment power with respect to the indicated shares of common stock. Unless otherwise indicated, the address of each person named in the table is c/o Brookdale Senior Living Inc., 111 Westwood Place, Suite 400, Brentwood, Tennessee 37027.

Name of Beneficial Owner	Number of Shares	Percentage

Executive Officers, Directors, and Director Nominees (1)

Lucinda M. Baier	1,188,134	*

Dawn L. Kussow	77,575	*

Chad C. White	229,321	*

H. Todd Kaestner	186,008	*

George T. Hicks	244,134	*

Steven E. Swain	200	*

Kevin W. Bowman	50,651	*

Jordan R. Asher	121,179	*

Marcus E. Bromley	149,452	*

Frank M. Bumstead	500,052	*

Victoria L. Freed	137,262	*

Guy P. Sansone	137,262	*

Denise W. Warren	168,650	*

Lee S. Wielansky	221,382	*

Claudia Napal Drayton	—	*

Elizabeth B. Mace	—	*

All current executive officers and directors as a group (14 persons)	3,435,662	1.8%

5% Stockholders

BlackRock, Inc. (2)	21,436,493	11.1%

Camber Capital Management (3)	18,733,525	9.7%

The Vanguard Group (4)	18,051,166	9.4%

Glenview Capital Management, LLC (5)	16,944,673	8.8%

Deerfield Partners, L.P. (6)	14,793,264	7.7%

Ventas, Inc. (7)	16,300,000	7.8%

2024 PROXY STATEMENT	87

Stock Ownership Information

*	Less than 1%

(1)

Consists of shares of common stock held as of April 22, 2024 and the following number of vested RSUs, which were issued at the director’s election in lieu of a portion of quarterly cash compensation or the annual grant of immediately vested shares for service as a director: Dr. Asher—23,214; Mr. Bromley–65,272; Mr. Bumstead–51,998; Ms. Freed–26,522; and Mr. Sansone–26,522. The reported amounts exclude the following number of RSUs outstanding as of April 22, 2024 (assuming target performance for performance-based RSUs with performance periods that have not been completed): Ms. Baier–2,512,758; Ms. Kussow–378,837; Mr. White–412,092; Mr. Kaestner–284,263; Mr. Hicks—183,368; and all current executive officers and directors as a group–4,045,524. The reported amounts for Messrs. Swain and Bowman exclude the following number of performance-based RSUs that remain outstanding following their respective terminations on February 24, 2023 and January 12, 2023 (assuming the actual level of performance for completed performance periods and target performance for RSUs with a performance period that has not been completed): Mr. Swain–52,444; and Mr. Bowman–25,114. Ms. Baier’s and Mr. White’s reported ownership includes unrestricted shares held in a joint account with her or his spouse.

(2)

Information regarding BlackRock, Inc. (“BlackRock”) is based solely on a Schedule 13G/A filed with the SEC on January 8, 2024 by BlackRock. BlackRock reported that it has sole voting power with respect to 25,696,463 shares and sole dispositive power with respect to 21,436,493 shares. The address of the principal business office of BlackRock is 50 Hudson Yards, New York, NY 10001.

(3)

Information regarding Camber Capital Management LP (“Camber”) is based solely on a Schedule 13G/A filed with the SEC on February 14, 2024 by Camber and Stephen DuBois. Camber reported that it has shared voting and shared dispositive power with respect to the shares reported in the table. The address of the principal business office of Camber is 101 Huntington Avenue, Suite 2101, Boston, MA 02199.

(4)

Information regarding The Vanguard Group (“Vanguard”) is based solely on a Schedule 13G/A filed with the SEC on February 13, 2024 by Vanguard. Vanguard reported that it has shared voting power with respect to 114,749 shares, sole dispositive power with respect to 17,774,545 shares and shared dispositive power with respect to 276,621 shares. The address of the principal business office of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(5)

Information regarding Glenview Capital Management, LLC (“Glenview”) is based solely on a Schedule 13G/A filed with the SEC on February 14, 2024 by Glenview and Larry Robbins. Glenview reported that it has shared voting power and shared dispositive power with respect to the shares reported in the table. The address of the principal business office of Glenview is 767 Fifth Avenue, 44th Floor, New York, NY 10153.

(6)

Information regarding Deerfield Partners, L.P. (“Deerfield”) is based solely on a Schedule 13G/A filed with the SEC on February 12, 2024 by Deerfield, James E. Flynn, Deerfield Management Company, L.P. and Deerfield Mgmt, L.P. Deerfield reported that it has shared voting power and shared dispositive power with respect to the shares reported in the table. The address of the principal business office of Deerfield is 345 Park Avenue South, 12th Floor, New York, NY 10010.

(7)

Information regarding Ventas, Inc. is based solely on a Schedule 13G filed with the SEC on August 5, 2020 by Ventas, Inc. relating to its outstanding warrant to purchase 16,300,000 shares of our common stock. Ventas, Inc. reported that it has sole voting power and dispositive power with respect to the shares reported in the table. The address of the principal business office of Ventas, Inc. is 353 N. Clark Street, Suite 3300, Chicago, IL 60654.

88

Additional Information

Stockholder Proposals for 2025 Annual Meeting

Proposals of stockholders (other than director nominations) intended to be included in our proxy statement and form of proxy for the 2025 Annual Meeting must be received by the Company no later than December 30, 2024 and must meet the requirements as to form and substance set forth in the rules and regulations of the SEC, including Rule 14a-8. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included. Such proposals must be delivered or mailed to the Company’s Secretary at the address noted below.

Director nominations of stockholders intended to be included in our proxy statement and form of proxy card for the 2025 Annual Meeting under the proxy access provisions of our Bylaws must be received at our principal executive offices no earlier than November 30, 2024 and no later than December 30, 2024 (i.e., not less than 120 days nor more than 150 days prior to the first anniversary of the date we commenced mailing of our definitive proxy statement for the 2024 Annual Meeting). If the 2025 Annual Meeting is called for a date that is not within 30 days before or after June 18, 2025 (i.e., the first anniversary of the 2024 Annual Meeting date), notice of such director nominations must be received at our principal executive offices no earlier than 150 days before the 2025 Annual Meeting and no later than the later of 120 days before the 2025 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by us. Such nominations must be delivered or mailed to the Company’s Secretary at the address noted below.

Proposals and director nominations of stockholders intended to be considered at the 2025 Annual Meeting, other than by means of inclusion in our proxy statement and form of proxy card under Rule 14a-8 and our proxy access bylaws, must be received at our principal executive offices no earlier than February 18, 2025 and no later than the close of business on March 20, 2025 (i.e., not less than 90 days nor more than 120 days prior to the first anniversary of the date of the 2024 Annual Meeting). If the 2025 Annual Meeting is called for a date that is not within 25 days before or after June 18, 2025 (i.e., the first anniversary of the 2024 Annual Meeting date), the notice must be received at our principal executive offices no earlier than the close of business on the 90th day prior to the 2025 Annual Meeting and not later than the close of business on the later of the 60th day prior to the 2025 Annual Meeting or the tenth day following the day on which such notice of the date of the 2025 Annual Meeting is mailed or such public disclosure of the date of the 2025 Annual Meeting is made, whichever first occurs. Such proposals or nominations must be delivered or mailed to the Company’s Secretary at the address noted below.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 19, 2025.

Stockholders submitting proposals or nominations using the foregoing procedures should deliver or mail the proposal or nomination, and all supporting information required by Rule 14a-8, Rule 14a-19 or our Bylaws, as applicable, to Brookdale Senior Living Inc., 111 Westwood Place, Suite 400, Brentwood, Tennessee 37027, Attention: Secretary. Stockholders who wish to submit a proposal or nomination are encouraged to seek independent counsel about requirements under SEC rules and our Bylaws. We will not consider any proposal or nomination that is not timely or otherwise does not meet the applicable requirements of Rule 14a-8, Rule 14a-19 or our Bylaws, and we reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with such requirements.

2024 PROXY STATEMENT	89

Additional Information

Solicitation Costs

This proxy statement is sent on behalf of, and the proxies are being solicited by, the Board. We will bear all costs of the solicitation of proxies. In addition to solicitations by mail, our directors, officers, and employees, without additional remuneration, may solicit proxies in person or by telephone, email, or other electronic means. We will request brokers, banks, custodians, and other fiduciaries to forward proxy soliciting material to the beneficial owners of stock they hold of record. We will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of the proxy materials.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. We reviewed copies of the forms received by us or written representations from certain reporting persons that they were not required to file these forms. Based solely on that review, we believe that during the fiscal year ended December 31, 2023, our officers, directors and ten-percent stockholders complied with all Section 16(a) filing requirements applicable to them.

Accessing our SEC Filings

We file annual, quarterly and special reports, proxy statements, and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and on the web site maintained by the SEC at www.sec.gov. Such information can also be accessed through the Investor Relations portion of our website at brookdaleinvestors.com.

A copy of the Company’s 2023 Annual Report may be obtained, without charge, by any stockholder to whom this proxy statement is sent, upon written request to Brookdale Senior Living Inc., 111 Westwood Place, Suite 400, Brentwood, Tennessee 37027, Attention: Secretary.

We may satisfy SEC rules regarding delivery of the Notice or proxy materials, including our proxy statements and annual reports by delivering only one Notice or set of proxy materials, as applicable, to multiple stockholders that share the same address, unless we have received contrary instructions in writing, a process known as “householding.” Upon oral or written request, we will deliver promptly a separate Notice or copy of proxy materials to a stockholder at a shared address to which a single copy of the Notice or proxy materials was delivered. If your shares are owned directly in your name with our transfer agent, Equiniti Trust Company, LLC, you may request a separate copy of the Notice or proxy materials for this Annual Meeting or for future meetings by notifying our Corporate Secretary at Brookdale Senior Living Inc., 111 Westwood Place, Suite 400, Brentwood, Tennessee 37027, Attention: Secretary or (615) 221-2250. If you are a street name holder and wish to request a separate copy of the Notice or proxy materials, or you would like to receive only one copy of the Notice or proxy materials in the future, you should contact your bank, broker or other nominee.

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Appendix A: Brookdale Senior Living 2024 Omnibus Incentive Plan

BROOKDALE SENIOR LIVING INC.

2024 OMNIBUS INCENTIVE PLAN

Section 1.   Purpose of Plan.

The name of this plan is the Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan (as amended from time to time, the “Plan”). The purpose of the Plan is to provide additional incentive to selected employees, directors and Consultants (as hereinafter defined) of the Company or its Subsidiaries (as hereinafter defined) whose contributions are essential to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company and its Subsidiaries, motivate such persons to faithfully and diligently perform their responsibilities, and attract and retain competent and dedicated persons whose efforts shall result in the long-term growth and profitability of the Company. The Plan is also designed to encourage stock ownership by such persons, thereby aligning their interest with the interests of the Company’s stockholders. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Awards (which may include cash awards), Other Stock-Based Awards or any combination of the foregoing.

Section 2.  Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b) “Affiliate” means an affiliate of the Company (or other referenced entity, as the case may be) as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(c) “Award” means any Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, Performance Award, or Other Stock-Based Award granted under the Plan.

(d) “Award Document” means any written agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(e) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(f) “Board” means the Board of Directors of the Company.

(g) “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(h) “Cause” means, unless otherwise defined in an applicable Award Agreement or other contractual agreement between the Participant and the Company or any of its Affiliates, (i) the continued failure by the Participant to substantially perform his or her duties and obligations to the Company or any of its Affiliates, including without limitation, repeated refusal to follow the reasonable directions of his or her employer; (ii) the Participant’s intentional violation of law in the course of performance of the duties of Participant’s Service (as defined below) with the Company or any of its Affiliates; (iii) the Participant’s engagement in misconduct which is materially injurious to

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the Company or any of its Affiliates; (iv) the Participant’s repeated absences from work without a reasonable excuse (other than any such failure resulting from his or her incapacity due to physical or mental illness); (v) the Participant’s intoxication with alcohol or illegal drugs while on the Company’s or any Affiliate’s premises during regular business hours; (vi) the Participant’s fraud or material dishonesty against the Company or any of its Affiliates; or (vii) the Participant’s conviction or plea of guilty or nolo contendere for the commission of a felony or a crime involving material dishonesty. Determination of Cause shall be made by the Administrator in its sole discretion.

(i) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure, or (v) declaration of a special or extraordinary dividend or other distribution (whether in the form of cash, Common Stock or other property), which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(j) “Change in Control” shall be deemed to have occurred if and at such time that an event set forth in any one of the following paragraphs shall have occurred:

(1) any Person is or becomes the Beneficial Owner, directly or indirectly, of equity securities of the Company (not including in the equity securities beneficially owned by such Person any equity securities acquired directly from the Company or any of its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding equity securities; or

(2) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(3) the consummation of any cash tender or exchange offer, reorganization, merger, consolidation, or other business combination transaction, pursuant to which the beneficial owners of the Company’s equity securities immediately prior to such transaction do not (either directly or indirectly) own a majority of the outstanding equity securities entitled to vote generally in the election of directors of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction; or

(4) the consummation of any (x) sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company pursuant to which the beneficial owners of the Company’s outstanding equity securities immediately prior to such transaction do not (either directly or indirectly) own a majority of the outstanding equity securities entitled to vote generally in the election of directors of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction; or (y) liquidation or dissolution of the Company.

Notwithstanding the foregoing, (i) for each Award that constitutes deferred compensation under Section 409A of the Code, and solely to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code, and (ii) no Award Agreement shall define a Change in Control in such a manner that a Change in Control would be deemed to occur prior to the actual consummation of the event or transaction that results in a change of control of the Company (e.g., upon the announcement, commencement, or shareholder approval of any event or transaction that, if completed, would result in a Change in Control).

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(k) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(l) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by the applicable stock exchange on which the Common Stock is traded, including independence requirements thereof. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Company’s Certificate of Incorporation or Bylaws, as amended from time to time, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

(m) “Common Stock” means the common stock, par value $.01 per share, of the Company.

(n) “Company” means Brookdale Senior Living Inc. (or any successor corporation).

(o) “Consultant” means a consultant or advisor who is a natural person, who provides bona fide Services to the Company or any of its Subsidiaries, and qualifies as a consultant or advisor under Instruction A.1(a)(1) of Form S-8 under the Securities Act of 1933, as amended.

(p) “Disability” means that a Participant, as determined by the Administrator in its sole discretion, is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or any of its Affiliates.

(q) “Eligible Recipient” means any employee, director or Consultant of the Company or any of its Subsidiaries who has been selected as an eligible participant by the Administrator.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(s) “Exercise Price” means the (i) per share price at which a holder of any Option may purchase the Shares issuable upon exercise of such Award, and (ii) the per share price in connection with the grant of Stock Appreciation Rights used to determine whether there is any payment due upon exercise of the Stock Appreciation Rights.

(t) “Fair Market Value” of a share of Common Stock, another security or property as of a particular date means the fair market value as determined by the Administrator in its sole discretion; provided, however, that if a share of Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported for such share on such exchange on such date, or, if no sale was reported on such date, the closing sale price reported for such share on such exchange on the last day preceding such date on which a sale was reported.

(u) “Incentive Stock Option” means an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated in the applicable Award Document as an Incentive Stock Option.

(v) “Non-Employee Director” means a director of the Company who is not an officer, employee or Consultant of the Company or of any Subsidiary.

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(w) “Nonqualified Stock Option” means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it shall not be treated as an Incentive Stock Option.

(x) “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof.

(y) “Other Stock-Based Award” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, each of which may be subject to the attainment of performance objectives, including objectives based on one or more of the Performance Goals, a period of continued Service, restricted or unrestricted, or other terms or conditions as permitted under the Plan.

(z) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 3 hereof, to receive grants of Awards, and upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(aa) “Performance Award” means an award under Section 11 hereof.

(bb) “Performance Goals” means performance goals based on criteria selected by the Administrator in its sole discretion, including, without limitation, one or more of the following criteria: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per Share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth, including revenue per occupied unit (“RevPOR”) and revenue per available unit (“RevPAR”), costs, cost growth or rate of cost growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) Common Stock price or absolute or relative total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, employee retention or turnover, supervision of litigation or information technology goals, or goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies, processes and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xix) Adjusted Free Cash Flow, or other operating cash flow measures; (xx) Facility Operating Income (“FOI”) or FOI per Share; (xxi) Adjusted EBITDA or Adjusted EBITDA per Share; (xxii) net operating income (“NOI”) or NOI per Share; (xxiii) any other objective or subjective goals as determined by the Administrator; and (xxiv) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or any of its Affiliates (including the Company’s proportionate share of such items attributable to any joint venture in which the Company has an interest but that is not controlled by the Company or in which the Company shares control), or a division, segment, same-community or strategic business unit of the Company or any of its Affiliates, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Administrator. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be

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Appendix A: Brookdale Senior Living 2024 Omnibus Incentive Plan

made (or at which full vesting shall occur), in any such case, as determined by the Administrator. To the extent applicable, Performance Goals may be determined in accordance with generally accepted accounting principles (GAAP) or on a non-GAAP basis, as provided by the Administrator. The Administrator shall have the authority to make equitable adjustments to the Performance Goals as determined by the Administrator, including, but not limited to, in recognition of unusual or non-recurring events affecting the Company or any of its Affiliates or the financial statements of the Company or any of its Affiliates, in response to changes in applicable laws or regulations, to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, or for force majeure events such as Acts of God, acts of terrorism, natural disasters, epidemics or pandemics.

(cc) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.

(dd) “Prior Plan” means the Amended and Restated Brookdale Senior Living Inc. 2014 Omnibus Incentive Plan, as amended.

(ee) “Restricted Share” means a Share, granted pursuant to Section 9 hereof, subject to certain restrictions that lapse at the end of a specified period or periods and/or upon the attainment of specified performance objectives, including objectives based on one or more Performance Goals.

(ff) “Restricted Stock Unit” means a right, granted pursuant to Section 9 hereof, to receive an amount in cash or Shares (or any combination thereof) equal to the Fair Market Value of a Share at the end of a specified Restricted Period (as defined below) and/or upon the attainment of specified performance objectives, including objectives based on one or more of the Performance Goals.

(gg) “Retirement” means, unless otherwise determined by the Administrator and evidenced in an Award Document, a termination of a Participant’s Service, other than for Cause, on or after attainment of age sixty (60), after a minimum of five (5) years of Service and providing no less than six (6) months’ advance written notice to the Company.

(hh) “Rule 16b-3” means Rule 16b-3 under the Exchange Act.

(ii) “Service” means a Participant’s employment or service with Company or any Subsidiary thereof, whether as an employee, director or Consultant of the Company or any Subsidiary thereof. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service to the Company or any Subsidiary thereof as an employee, director or Consultant or a change in the Person for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service with the Company or any Subsidiary thereof. For example, a change in status from an employee of the Company or any Subsidiary thereof to a Consultant of the Company or any Subsidiary thereof or to a director of the Company or any Subsidiary thereof will not constitute an interruption or termination of the Participant’s Service. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(jj) “Shares” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

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Appendix A: Brookdale Senior Living 2024 Omnibus Incentive Plan

(kk) “Stock Appreciation Right” means a right, granted under Section 8 hereof, to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate Exercise Price of such right or such portion thereof.

(ll) “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

Section 3.  Administration.

(a) The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Rule 16b-3, to the extent applicable.

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1) to select those Eligible Recipients who shall be Participants;

(2) to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Awards, Other Stock-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3) to determine whether Options are intended to be Incentive Stock Options or Nonqualified Stock Options, provided, however, that Incentive Stock Options can only be granted to employees of the Company or any of its Subsidiaries (within the meaning of Sections 424(e) and (f) of the Code);

(4) to determine the number of Shares to be covered by each Award granted hereunder;

(5) to determine the terms and conditions, subject to the requirements of Section 409A of the Code and not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to awards of Restricted Shares or Restricted Stock Units and the conditions under which restrictions applicable to such awards of Restricted Shares or Restricted Stock Units shall lapse, (ii) any performance objectives and periods applicable to each Award, (iii) the Exercise Price for any Option or Stock Appreciation Right, (iv) the vesting schedule applicable to Awards, (v) the number of Shares subject to Awards and (vi) any amendments to the terms and conditions of outstanding Awards, including, but not limited to extending the exercise period of such Awards and accelerating the vesting schedule of such Awards);

(6) to determine the terms and conditions, subject to the requirements of Section 409A of the Code and not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards granted hereunder;

(7) to determine the Fair Market Value for any purpose;

(8) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of their Service for purposes of Awards granted under the Plan;

(9) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

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Appendix A: Brookdale Senior Living 2024 Omnibus Incentive Plan

(10) to construe and interpret the terms and provisions of the Plan and any Award granted under the Plan (and any Award Document relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

(c) Notwithstanding paragraph (b) of this Section 3, (i) subject to Section 5, neither the Board, the Committee nor their respective delegates shall have the authority to take any of the following actions without first obtaining the approval of the Company’s stockholders: (1) amend the terms of any previously granted Options or Stock Appreciation Rights to reduce the Exercise Price of any such Option or Stock Appreciation Right, as applicable; (2) cancel any Option or Stock Appreciation Right in exchange for the grant of a new Option or Stock Appreciation Right with a lower Exercise Price; (3) cancel any underwater Option or Stock Appreciation Right in exchange for cash, property or another Award (other than in connection with a Change in Control in accordance with Section 12); or (4) take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the New York Stock Exchange, or any other market or exchange that is the principal trading market for the Common Stock, in each case without the approval of the Company’s stockholders, and (ii) neither the Board, the Committee nor their respective delegates shall have the authority to take any action that would cause any Award granted under the Plan to fail to comply with Section 409A of the Code and any regulations or guidance promulgated thereunder.

(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any of its Affiliates acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company or any of its Affiliates acting on their behalf shall, to the maximum extent permitted by law and the organizational documents of the Company, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

(e) Notwithstanding anything in this Plan to the contrary, all awards to Non-Employee Directors shall be administered by the Compensation Committee of the Board.

(f) The Administrator may, in its sole discretion, delegate its authority, in whole or in part, under this Section 3 (including, but not limited to, its authority to grant Awards under the Plan, other than its authority to grant Awards under the Plan to any Participant who is subject to reporting under Section 16 of the Exchange Act) to one or more officers of the Company, subject to the requirements of applicable law or any stock exchange on which the Shares are traded.

Section 4.  Shares Reserved for Issuance Under the Plan; Certain Limitations.

(a) Subject to Section 5 hereof and the share counting provisions below, as of the Effective Date, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to 12,405,0591, less one (1) share for every one (1) share subject to an Award granted under the Prior Plan after March 1, 2024 and prior to the Effective Date (such aggregate amount, the “Share Reserve”). For clarity, the Share Reserve is a limit on the number of Shares that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of Shares reasonably required to satisfy its obligations to issue Shares pursuant to such Awards. Following the Effective Date, provided that this Plan is approved by the Company’s stockholders, no further Awards shall be granted pursuant to the Prior Plan. All of the Share Reserve may be granted as Incentive Stock Options.

1 The 12,405,059 Shares reflects 3,305,059 shares that remained available for grant under the Plan as of March 1, 2024, plus 9,100,000 newly authorized shares.

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Appendix A: Brookdale Senior Living 2024 Omnibus Incentive Plan

(b) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award (or, after March 1, 2024, award previously granted under the Prior Plan) are forfeited, cancelled, exchanged or surrendered or if an Award (or, after March 1, 2024, award previously granted under the Prior Plan) otherwise terminates or expires without a distribution of shares to the Participant, the Shares with respect to such Award (or, after March 1, 2024, award previously granted under the Prior Plan) shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be (or newly be, as applicable) available for Awards under the Plan. Notwithstanding the foregoing, Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Stock Appreciation Right under the Plan (or, after March 1, 2024, option or stock appreciation right previously granted under the Prior Plan) or the payment of any purchase price with respect to any other Award (or, after March 1, 2024, award previously granted under the Prior Plan) under the Plan, as well as any Shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Option or Stock Appreciation Right under the Plan (or, after March 1, 2024, option or stock appreciation right previously granted under the Prior Plan), shall not be available for subsequent Awards under the Plan, and notwithstanding that a Stock Appreciation Right (or, after March 1, 2024, stock appreciation right previously granted under the Prior Plan) is settled by the delivery of a net number of Shares, the full number of Shares underlying such Stock Appreciation Right (or, after March 1, 2024, stock appreciation right previously granted under the Prior Plan) shall not be available for subsequent Awards under the Plan, and Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options (or, after March 1, 2024, options previously granted under the Prior Plan) shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for Awards under the Plan. For the avoidance of doubt, Shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to an Award other than an Option or Stock Appreciation Right (or, after March 1, 2024, award other than option or stock appreciation right previously granted under the Prior Plan) shall again be (or shall newly be, as applicable) available for Awards under the Plan. In addition, (i) to the extent an Award (or, after March 1, 2024, award previously granted under the Prior Plan) is denominated in Shares, but paid or settled in cash, the number of Shares with respect to which such cash payment or settlement is made shall again be (or shall newly be, as applicable) available for grants of Awards pursuant to the Plan and (ii) Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c) Notwithstanding the foregoing, Awards may be assumed or granted in connection with or following a merger or acquisition involving the Company or any of its Subsidiaries to the extent permitted by Section 303A.08 of the NYSE Listed Company Manual (or any successor provision thereof) (any such Awards, “Substitute Awards”), and such Substitute Awards will not reduce the Share Reserve.

Section 5.  Equitable Adjustments.

(a) In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan, (ii) the kind and number of securities subject to, and the Exercise Price of, any outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) performance objectives, including objectives based on one or more of the Performance Goals, and (iv) the kind, number and purchase price of Shares, or the amount of cash or amount or type of other property, subject to outstanding awards of Restricted Shares, Restricted Stock Units, Performance Awards or Other Stock-Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.

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(b) Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price of any outstanding Option or Stock Appreciation Right is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Board may cancel such Award without the payment of any consideration to the Participant. Notwithstanding the foregoing, with respect to Incentive Stock Options, any adjustment shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder, and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such Section. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6.  Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals who qualify as Eligible Recipients; provided, however, that Incentive Stock Options may only be granted to employees of the Company or any of its Subsidiaries. Non-Employee Directors shall also be eligible for Awards under the Plan, as determined by the Compensation Committee of the Board from time to time; provided, however, the aggregate value of all compensation paid or granted, as applicable, to any individual for Service as a Non-Employee Director with respect to any calendar year, including equity Awards granted and cash fees paid by the Company to such Non-Employee Director, shall not exceed six hundred thousand dollars ($600,000) in value, calculating the value of any equity Awards granted during such calendar year based on the grant date fair value of such Awards for financial reporting purposes. The Administrator may make exceptions to increase such limit to one million dollars ($1,000,000) for individual Non-Employee Directors in extraordinary circumstances, such as where a Non-Employee Director serves as the non-executive chairman of the Board or as a member of a special litigation or transactions committee of the Board, as the Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation involving such Non-Employee Director.

Section 7.  Options.

(a) General. The grant of an Option shall be evidenced by an Award Document, containing such terms and conditions as the Administrator shall determine, in its discretion, which Award Document shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. Each Option shall be clearly identified in the applicable Award Document as either an Incentive Stock Option or a Nonqualified Stock Option. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Document.

(b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, provided that the Exercise Price of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant (other than in the case of Substitute Awards). If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Subsidiary and an Incentive Stock Option is granted to such Participant, the Exercise Price of such Incentive Stock Option (to the extent required at the time of grant by the Code) shall be no less than one hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

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(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted, except that Incentive Stock Options granted to a Participant who owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Subsidiary, shall not be exercisable more than five (5) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Document. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance objectives, as shall be determined by the Administrator in the applicable Award Document. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, and/or following such other procedures as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.

(f) Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “parent corporation” or “subsidiary corporation” of the Company (as defined in Sections 424(e) and 424(f) of the Code, respectively).

(g) Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of exercise, has paid in full for such Shares, has satisfied the requirements of Section 15 hereof and, if requested, has given the representation described in paragraph (b) of Section 16 hereof. For the avoidance of doubt, dividend equivalents may not be granted in connection with an Option.

(h) Transfers of Options. Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option, no Option granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative.

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(i) Termination of Service. In the event of the termination of Service with the Company and all of its Affiliates of a Participant who has been granted one or more Options, such Options shall be exercisable at such time or times and subject to such terms and conditions as provided in the Award Document or as otherwise determined by the Administrator at or after grant, subject to Section 13.

(j) Other Change in Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the Service status of a Participant, in the discretion of the Administrator. The Administrator shall follow any applicable provisions and regulations with respect to the treatment of Incentive Stock Options and the written policies of the Company (if any), including such rules, guidelines and practices as may be adopted pursuant to Section 3 hereof, as they may be in effect from time to time, with regard to such matters.

Section 8.  Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). In the case of a Nonqualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the price per share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more shares than are subject to the Option to which it relates and any Stock Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of a share of Common Stock on the date of grant (other than in the case of Substitute Awards). The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Document.

(b) Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to a Stock Appreciation Right until the Participant has exercised such Stock Appreciation Right, has satisfied the requirements of Section 15 hereof and, if requested, has given the representation described in paragraph (b) of Section 16 hereof. For the avoidance of doubt, dividend equivalents may not be granted in connection with a Stock Appreciation Right.

(c) Exercisability.

(1) Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant, subject to Section 13.

(2) Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8; provided, however, that a Related Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of such Option.

(d) Payment Upon Exercise.

(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Exercise Price specified in the Free Standing Right (which price shall be no less than one hundred (100%) of the Fair Market Value on the date of grant) multiplied by (ii) the number of Shares in respect of which the Free Standing Right is being exercised.

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(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option (which price shall be no less than one hundred percent (100%) of the Fair Market Value on the date of grant) multiplied by (ii) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash or other property (or in any combination of Shares, cash or other property) to the extent that such settlement does not violate Section 409A of the Code.

(e) Non-Transferability.

(1) Free Standing Rights shall be transferable only when and to the extent that an Option would be transferable under Section 7 and Section 30 hereof.

(2) Related Rights shall be transferable only when and to the extent that the underlying Option would be transferable under Section 7 and Section 30 hereof.

(f) Termination of Service.

(1) In the event of the termination of Service with the Company and all of its Affiliates of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as provided in the Award Document or as otherwise determined by the Administrator at or after grant, subject to Section 13.

(2) In the event of the termination of Service with the Company and all of its Affiliates of a Participant who has been granted one or more Related Rights, such Related Rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

(g) Term.

(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

Section 9.  Restricted Shares and Restricted Stock Units.

(a) General. Restricted Shares and Restricted Stock Units may be granted either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which Restricted Shares or Restricted Stock Units shall be awarded; the number of Restricted Shares or Restricted Stock Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Stock Units; the Restricted Period (as defined in Section 9(b)(1)), if any, applicable to Restricted Shares or Restricted Stock Units; the performance objectives, including objectives based on one or more Performance Goals, if any, applicable to awards of Restricted Shares or Restricted Stock Units; and all other conditions of the Restricted Shares and Restricted Stock Units, in accordance with the terms set forth in this Plan. If the restrictions, performance objectives and/or conditions established by the Administrator and/or set forth in any Award Agreement are not attained, unless otherwise determined by the Administrator, a Participant shall forfeit his or her Restricted Shares or Restricted Stock Units. The provisions of the Restricted Shares or Restricted Stock Units need not be the same with respect to each Participant.

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(b) Restrictions and Conditions. Restricted Shares and Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or thereafter:

(1) Subject to the provisions of the Plan and the Restricted Shares Award Document or Restricted Stock Units Award Document, as appropriate, governing any such Award, during such restricted period as may be set by the Administrator commencing on the date of grant (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge, encumber or assign Restricted Shares or Restricted Stock Units awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance objectives, the Participant’s termination of Service with the Company and all of its Affiliates, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 12 hereof.

(2) Except as may be otherwise provided in a Restricted Share Award Document, and subject to the last sentence of this Section 9(b)(2) below, the Participant shall have no right with respect to Restricted Shares to vote as a stockholder of the Company during the Restricted Period or to receive dividends which are declared with respect to Restricted Shares with a record date during the Restricted Period. Unless otherwise provided in the applicable Award Document, any Shares receivable with respect to the Restricted Shares pursuant to an equitable adjustment under Section 5 hereof in connection with a Change in Capitalization shall be subject to the same restrictions as the Restricted Shares. The Participant shall generally not have the rights of a stockholder with respect to Restricted Stock Units during the Restricted Period; provided, however, that, subject to the requirements of Section 409A of the Code, the Restricted Stock Units Award Document may provide the Participant with the right to receive dividend equivalent payments with respect to the Restricted Stock Units subject to the Award during the Restricted Period, subject to the last sentence of this Section 9(b)(2). Unless otherwise provided in an Award Document, upon the vesting of any Restricted Stock Units, there shall be delivered to the Participant, as soon as practicable following the date on which such Restricted Stock Units vest (but in any event within such period as is required to avoid the imposition of a tax under Section 409A of the Code), the number of Shares, cash or other property, as applicable, payable in respect of the Restricted Stock Units becoming so vested. Notwithstanding anything contained herein to the contrary, for the avoidance of doubt, any dividend or dividend equivalent awarded with respect to Restricted Shares, Restricted Stock Units or any other Award granted hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Restricted Stock, Restricted Stock Units or other Award and shall only become payable if (and to the extent) that the underlying Awards vest.

(c) Termination of Service. The rights of Participants granted Restricted Shares or Restricted Stock Units upon termination of Service with the Company and all of its Affiliates for any reason during the Restricted Period shall be subject to such terms and conditions as set forth in the Award Document or as otherwise determined by the Administrator at or after grant, subject to Section 13.

Section 10.  Other Stock-Based Awards.

The Administrator is authorized to grant Awards to Participants in the form of Other Stock-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Document. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, as provided in any Award Document with respect thereto or as otherwise determined by the Administrator at or after grant, subject to Section 13, including any performance objectives (including objectives based on one or more of the Performance Goals) and performance periods. Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any

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required corporate action. Notwithstanding anything contained herein to the contrary, any dividend or dividend equivalent awarded pursuant to this Section shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Awards and shall only become payable if (and to the extent) the underlying Awards vest.

Section 11.  Performance Awards.

(a) General. The Administrator shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Common Stock, (ii) valued, as determined by the Administrator, in accordance with, or subject to, the achievement of such performance objectives, including objectives based on one or more of the Performance Goals, during such performance periods as the Administrator shall establish, and (iii) payable at such time and in such form as the Administrator shall determine. Notwithstanding anything contained herein to the contrary, any dividend or dividend equivalent awarded pursuant to this Section shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Awards and shall only become payable if (and to the extent) the underlying Awards vest. All Performance Awards shall be subject to the terms and provisions of this Section 11.

(b) Restrictions and Conditions. Subject to the terms of this Plan and any applicable Award Document, the Administrator shall determine the performance objectives to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend or waive specific provisions of the Performance Award; provided, however, that such amendment or waiver, subject to the last sentence of the definition of “Performance Goals,” may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.

(c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Administrator, on a deferred basis. Except as may be provided in an Award Agreement or as otherwise determined by the Administrator, termination of Service prior to the end of any performance period will result in the forfeiture of the Performance Award for that period, and no payments will be made with respect to that period.

Section 12.   Change in Control Provisions

Notwithstanding anything contained herein to the contrary, unless otherwise provided by the Administrator or the Board or evidenced in an Award Document, in the event that (i) a Change in Control occurs and (ii) either (x) an outstanding Award is not assumed, continued or substituted in connection therewith or (y) an outstanding Award is assumed, continued or substituted in connection therewith and the Participant’s Service is terminated by the Company, its successor or any of its Affiliates without Cause on or after the effective date of the Change in Control but prior to twelve (12) months following such Change in Control, then, in any such event:

(a) any unvested or unexercisable portion of any Award carrying a right to exercise shall become vested and exercisable; and

(b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any such Award granted under the Plan shall lapse, and such Awards shall be deemed fully vested, and performance conditions imposed with respect to any such Awards that are performance-based shall be deemed to be fully achieved at target performance levels.

For purposes of this Section 12, an outstanding Award shall be considered to be assumed, continued or substituted if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the Administrator or the Board, in its sole discretion, pursuant to Section 5 hereof).

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Notwithstanding the foregoing, to the extent that, in connection with a Change in Control, any outstanding Awards are not assumed, continued or substituted, the Board and/or the Administrator may, in its sole discretion, provide for cancellation of such outstanding Awards at the time of the Change in Control in which case a payment of cash, property or a combination thereof shall be made to each such Participant upon the consummation of the Change in Control that is determined by the Board and/or Administrator in its sole discretion and that is at least equal to the excess (if any) of the value of the consideration that would be received in such Change in Control by the holders of the Company’s equity securities relating to such Awards over the Exercise Price or purchase price (if any) for such Awards (except that, in the case of an Option or Stock Appreciation Right, such payment shall be limited as necessary to prevent the Option or Stock Appreciation Right from being subject to tax under Code Section 409A); provided that Options and Stock Appreciation Rights with an Exercise Price that is equal to or in excess of the Fair Market Value of a Common Share in such Change in Control may be cancelled in connection with such Change in Control as may be determined by the Board and/or Administrator in its sole discretion without any consideration being paid in respect thereof.

Section 13.   Amendment and Termination.

The Board may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would adversely impair the rights of a Participant under any Award theretofore granted without such Participant’s consent, and provided that stockholder approval will be required for any amendment to the extent required by the rules and regulations of the New York Stock Exchange or any other stock exchange on which the Common Stock is traded, or the Code, as determined by the Board. If any Award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the Administrator reserves the right to (but is not obligated to) amend, modify or supplement such Award in order to cause it to either (i) not be subject to Section 409A of the Code or (ii) comply with the applicable provisions of Section 409A of the Code. The Administrator may waive any conditions or rights under, amend any terms of or suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively (and in accordance with Section 409A of the Code with regard to Awards subject thereto), but, subject to Section 5 hereof, no such waiver, amendment, suspension, discontinuance, cancellation or termination shall adversely impair the rights of any Participant without his or her consent. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail.

Section 14.   Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 15.   Withholding Taxes.

(a) Prior to the delivery of any Shares or cash pursuant to an Award (or exercise, vesting or settlement thereof, as applicable), the Company (or any Subsidiary thereof) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any Subsidiary thereof), an amount sufficient to satisfy federal, state, local, foreign or other taxes required to be withheld with respect to such Award (or exercise, vesting or settlement thereof, as applicable).

(b) Without limiting the generality of the foregoing, the Administrator may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (i) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to the Award and/or (ii) tendering to the Company Shares owned by such Participant and purchased or held for the requisite period of time, in each case (A) using such withholding rates and subject to such other conditions as may be required to avoid the Company and its Subsidiaries incurring an adverse accounting charge, and (B) based on the Fair Market Value of the Shares as determined by the Administrator in accordance with applicable legal requirements.

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All such elections shall be subject to any restrictions or limitations that the Administrator, in its sole discretion, deems appropriate. Any fractional share amounts shall be settled in cash.

Section 16.  General Provisions.

(a) Shares shall not be issued pursuant to the exercise of an Award unless and until the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under either such Act, and the requirements of any stock exchange upon which the Shares may then be listed or quoted as determined by the Administrator, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) The Administrator may require each person acquiring Shares to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares (or, if any such Shares or securities are in book-entry form, such book-entry balances and confirmation and account statements with respect thereto) may include any legend or stop transfer orders or other restrictions, as applicable, that the Administrator deems appropriate to reflect any restrictions on transfer which the Administrator determines, in its sole discretion, arise under applicable securities laws or are otherwise applicable.

(c) All certificates for Shares delivered under the Plan (or, if any such Shares or securities are in book-entry form, such book-entry balances and confirmation and account statements with respect thereto) shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock may then be listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(d) Neither the adoption of the Plan nor the grant of an Award hereunder shall confer upon any Eligible Recipient any right to continued Service with the Company or any of its Subsidiaries, as the case may be, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Service of any of its Eligible Recipients at any time.

Section 17.   Effective Date.

The Plan was originally adopted and approved by the Board on April 25, 2024 (the “Adoption Date”) and was approved by stockholders of the Company on [June 18], 2024 (the “Effective Date”). Except as otherwise provided herein, awards made under the Prior Plan prior to the Effective Date shall be subject to the terms of the Prior Plan as previously in effect.

Section 18.   Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date; provided, however, that no Incentive Stock Options may be granted after the tenth anniversary of the Adoption Date. Unless otherwise expressly provided in the Plan or in any applicable Award Agreement, any Award granted hereunder may, and the authority of the Administrator to amend, suspend, discontinue, cancel or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth (10th) anniversary of the Effective Date.

Section 19.   Notification of Election Under Section 83(b) of the Code.

Unless otherwise provided in an Award Document, if any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with

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the Internal Revenue Service. Notwithstanding anything in any Award Document to the contrary, it shall be the Participant’s sole responsibility, and not the Company’s, to file a timely election under Section 83(b) of the Code, even if the Participant requests the Company’s or its representative’s assistance in making such filing on the Participant’s behalf. By accepting any Award granted hereunder, each Participant acknowledges that the tax laws and regulations applicable to grants of Awards and the disposition of shares of Common Stock relating to such Awards are complex and subject to change, and it is the sole responsibility of the Participant to obtain his or her own advice as to the tax treatment of the terms of the applicable Award Document.

Section 20.  No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 21.   Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 22.  Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 23.  Clawback.

Notwithstanding anything contained in the Plan to the contrary, any Awards granted under the Plan shall be subject to forfeiture, reduction and/or recoupment by the Company: (i) to the extent provided in the Company’s Clawback and Forfeiture Policy (the “Clawback Policy”), as it may be amended from time to time, (ii) to the extent that Participant becomes subject to any other recoupment or clawback policy hereafter adopted by the Company, including any such policy (or amended version of the Clawback Policy) adopted by the Company to comply with the requirements of any applicable laws, rules, regulations, or stock exchange listing requirements (such policies referenced in clauses (i) and (ii) of this Section 23, the “Policies”), (iii) to the extent provided in any Award Document or (iv) to the extent provided under applicable legal requirements which impose recoupment, under circumstances set forth in such applicable legal requirements, including the Sarbanes-Oxley Act of 2002. The Company may utilize any method of recovery specified in the Policies in connection with any Award recoupment required or permitted under the Policies.

Section 24.  Section 409A.

The Plan is intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom and, with respect to amounts that are subject to Section 409A of the Code, it is intended that this Plan be administered in all respects in accordance with Section 409A of the Code. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Plan and the Award Agreement covering such Award shall be interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Administrator determines that any Award may be subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan and the Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator

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Appendix A: Brookdale Senior Living 2024 Omnibus Incentive Plan

determines are necessary or appropriate to avoid the imposition of taxes on the Award under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom. In the event that it is reasonably determined by the Administrator that, as a result of Section 409A of the Code and the regulations thereunder, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company may make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code; which, if the Participant is a “specified employee” within the meaning of the Section 409A, shall be the first day following the six-month period beginning on the date of Participant’s termination of Service. Unless otherwise provided in an Award Agreement or other document governing the issuance of such Award, payment of any Performance Award intended to qualify as a “short term deferral” within the meaning of Section 1.409A-1(b)(4)(i) of the U.S. Treasury Regulations shall be made between the first day following the close of the applicable performance period and the last day of the “applicable 2-1/2 month period” as defined therein. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax, interest, or penalties that Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

Section 25.  Governing Law.

The Plan shall be governed by and construed according to the law of the State of Delaware without regard to its principles of conflict of laws.

Section 26.  Titles and Headings.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Section 27.  Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or, unless otherwise determined by the Administrator, upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 28.  Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

Section 29.  No Obligation to Notify or Minimize Taxes.

Except as required by applicable law, the Company has no duty or obligation to any Participant to advise such Participant as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such Participant of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on him or her, or in respect of any payment

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Appendix A: Brookdale Senior Living 2024 Omnibus Incentive Plan

or benefit delivered in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any of such taxes or penalties.

Section 30.  Limited Transferability of Awards.

Except as otherwise provided in the Plan or any Award Document, or by the Administrator at or after grant, subject to Section 13, no Award shall be assigned, pledged, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Company may deem necessary or appropriate to establish the validity of the transfer. In addition, any such transferee of any Award in accordance with the terms of this Plan shall agree to be bound by the provisions of this Plan and the applicable Award Document. Notwithstanding anything contained herein to the contrary, no transfer of an Award for value shall be permitted under the Plan.

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Scan QR for digital voting Brookdale Senior Living Inc. for Stockholders of Record as of April 22, 2024 Tuesday, June 18, 2024 10:00 AM Central Time 111 Westwood Place, Brentwood, Tennessee 37027 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: Internet: www.proxypush.com/BKD Cast your vote online through 11:59 PM Eastern Time on June 17, 2024 Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-844-326-5741 Use any touch-tone telephone through 11:59 PM Eastern time on June 17, 2024 Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided This proxy is being solicited on behalf of the Board of Directors The undersigned, revoking all prior proxies, hereby appoints Lucinda M. Baier and Chad C. White (collectively, the “Named Proxies”), and each or either of them, as proxy or proxies of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Brookdale Senior Living Inc., which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful proxy or proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Brookdale Senior Living Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL YOUR VOTE 1. Election of Directors FOR AGAINST ABSTAIN 1.01 Jordan R. Asher 1.02 Lucinda M. Baier 1.03 Frank M. Bumstead 1.04 Claudia Napal Drayton 1.05 Victoria L. Freed 1.06 Elizabeth B. Mace 1.07 Denise W. Warren 1.08 Lee S. Wielansky FOR AGAINST ABSTAIN 2. Advisory approval of named executive officer compensation 3. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2024 4. Approval of the Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan NOTE: In their discretion, the Named Proxies are authorized to vote upon such business as may properly come before the meeting or any adjournments or postponements thereof. BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date